Certain portions of this exhibit have been excluded because the information is both (i) not material and (ii) the type that the registrant customarily and actually treats as private or confidential. Omitted information has been noted in this document with a placeholder identified by the mark "[***]".

Public Works and Government Services Canada | Travaux publics et Services gouvernementaux Canada

Purchasing Office - Bureau des achats:
Informatics Professional Services
Division/Division des services professionnels en informatique
Terrasses de la Chaudière 4th Floor
10 Wellington Street
Gatineau
Quebec
K1A0S5

CONTRACT - CONTRAT

Your proposal is accepted to sell to Her Majesty the Queen in right of Canada, in accordance with the terms and conditions set out herein, referred to herein or attached hereto, the goods, services, and construction listed herein and on any attached sheets at the price or prices set out therefor.

Nous acceptons votre proposition de vendre à Sa Majesté la Reine du chef du Canada, aux conditions énoncées ou incluses par référence dans les présentes, et aux annexes ci-jointes, les biens, services et construction énumérés dans les présentes, et sur toute feuille ci-annexée, au(x) prix indiqué(s).

Comments - Commentaires
THIS DOCUMENT CONTAINS SECURITY REQUIREMENTS

Vendor/Firm Name and Address
Raison sociale et adresse du fournisseur/de l'entrepreneur
871072369PG0026
MODIS CANADA INC., THALES CANADA INC. LA SOCIÉTÉ THALES CANADA INC., KWESST INC., IN JOINT VENTURE
360 Albert Street, Ste. 1010
Ottawa
Ontario
K1R7X7
Canada

Title - Sujet
DSEF Professional Services

Contract No. - N° du contrat	**Date**
W8486-217807/001/IPS	2023-05-01

Client Reference No. - N° de référence du client
W8486-217807

Requisition No. - N° de la demande
W8486-217807

File No. - N° de dossier	**CCC No./N° CCC - FMS No./N° VME**
009ips.W8486-217807	

Financial Code(s)
Code(s) financier(s)

	GST/HST TPS/TVH
C113-4927-2184Q3-8486MB	☐
QST	☐
UNFUNDED	☐

F.O.B. - F.A.B.
Destination

GST/HST - TPS/TVH	**Duty - Droits**
See Herein - Voir ci-inclus	See Herein - Voir ci-inclus

Destination - of Goods, Services, and Construction:
Destination - des biens, services et construction:

Specified Herein
Précisé dans les présentes

Invoices - Original and two copies to be sent to:
Factures - Envoyer l'original et deux copies à:

Specified Herein
Précisé dans les présentes

Address Enquiries to: - Adresser toutes questions à:	**Buyer Id - Id de l'acheteur**
Kaliningondo, Bikina	009ips

Telephone No. - N° de téléphone	**FAX No. - N° de FAX**
(613) 858-9365 ( )	( ) -

Total Estimated Cost - Coût total estimatif	**Currency Type - Devise**
$136,195,643.00	CAD

For the Minister - Pour le Ministre

Digitally signed by: Kaliningondo, Bikina
DN: CN = Kaliningondo, Bikina C = CA O = GC OU = PWGSC-TPSGC
Date: 2023.05.01 09:36:38 -04'00'

Canada

Page 1 of - de 1

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

INFORMATICS PROFESSIONAL SERVICES FOR THE DIRECTORATE LAND

COMMAND SYSTEMS PROGRAM MANAGEMENT SOFTWARE

ENGINEERING FACILITY (DSEF)

FOR

THE DEPARTMENT OF NATIONAL DEFENCE

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

List of Annexes to the Resulting Contract:

Annex A - Statement of Work

• Appendix A to Annex A - Tasking Assessment Procedure

• Appendix B to Annex A - Task Authorization Form

• Appendix C to Annex A - Resources Assessment Criteria and Response Table

• Appendix D to Annex A - Certification at the TA Stage

• Appendix E to Annex A - Embedded Contractor Letter of Acknowledgment

• Appendix F to Annex A- Non Disclosure Agreement

Annex B - Basis of Payment

Annex C - Security Requirements Check List

• Appendix A to Annex C - Security Classification Guide

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

1 Requirement

(a) MODIS CANADA INC., THALES CANADA INC. LA SOCIETE THALES CANADA INC., KWESST INC., IN JOINT VENTURE (the "Contractor") agrees to supply to the Client the services described in the Contract, including the Statement of Work, in accordance with, and at the prices set out in, the Contract. This includes providing professional services as and when requested by Canada, to one or more locations to be designated by Canada, excluding any locations in areas subject to any of the Comprehensive Land Claims Agreements.

(b) Client: Under the Contract, the "Client" is the Department of National Defence.

(c) Reorganization of Client: The Contractor's obligation to perform the Work will not be affected by (and no additional fees will be payable as a result of) the renaming, reorganization, reconfiguration, or restructuring of any Client. The reorganization, reconfiguration and restructuring of the Client includes the privatization of the Client, its merger with another entity, or its dissolution, where that dissolution is followed by the creation of another entity or entities with mandates like the original Client. In connection with any form of reorganization, Canada may designate another department or government body as the Contracting Authority or Technical Authority, as required to reflect the new roles and responsibilities associated with the reorganization.

(d) Defined Terms: Words and expressions defined in the General Conditions or Supplemental General Conditions and used in the Contract have the meanings given to them in the General Conditions or Supplemental General Conditions. Any reference to an Identified User in the Supply Arrangement is a reference to the Client. Also, any reference to a "deliverable" or "deliverables" includes all documentation outlined in this Contract. A reference to a "local office" of the Contractor means an office having at least one full time employee that is not a shared resource working at that location.

2 Task Authorization

(a) As-and-when-requested Task Authorizations: The Work or a portion of the Work to be performed under the Contract will be on an "as-and-when-requested basis" using a Task Authorization. The Work described in the Task Authorization must be in accordance with the scope of the Contract. The Contractor must not commence work until a validly issued Task Authorization has been issued by Canada and received by the Contractor. The Contractor acknowledges that any work performed before such issuance and receipt will be done at the Contractor's own risk.

(b) Assessment of Resources Proposed at Task Authorization Stage: Processes for issuing, responding to and assessing Task Authorizations are further detailed in Appendices A, B, C, D, E and F of Annex A.

(c) Form and Content of draft Task Authorization:

(i) The Technical Authority will provide the Contractor with a description of the task in a draft Task Authorization containing the Statement of Work (SOW). Transmission of the draft Task Authorization will be done via Contract Management and Performance Assessment System

(CMPAS) or alternative portal agreed upon with the Contractor.

(ii) The SOW will contain the details of the activities to be performed, and must also contain the following information:

(A) the contract number;

(B) the task number;

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(C) The date by which the Contractor's response must be received (which will appear in the draft Task Authorization, but not the issued Task Authorization);

(D) the categories of resources and the number required;

(E) a description of the work for the task outlining the activities to be performed and identifying any deliverables (such as reports);

(F) the start and completion dates;

(G) any option(s) to extend initial end date (if applicable);

(H) milestone dates for deliverables and payments (if applicable);

(I) the number of person-days of effort required;

(J) whether the work requires on-site activities and the location;

(K) the language profile of the resources required;

(L) the level of security clearance required of resources;

(M) the price payable to the Contractor for performing the task, with an indication of whether it is a firm price or a maximum TA price (and, for maximum price task authorizations, the TA must indicate how the final amount payable will be determined; where the TA does not indicate how the final amount payable will be determined, the amount payable is the amount, up to the maximum, that the Contractor demonstrates was actually worked on the project, by submitting time sheets filled in at the time of the work by the individual resources to support the charges); and

(N) any other constraints that might affect the completion of the task.

(d) The Technical Authority will provide the Contractor with a final Task Authorization using the form specified in the Appendix B to Annex A.

(e) Contractor's Response to Draft Task Authorization: The Contractor must provide to the Technical Authority, within two (2) working days of receiving the draft Task Authorization (or within any longer time period specified in the draft Task Authorization), a quotation with the proposed total price for performing the task and a breakdown of that cost, established in accordance with the Basis of Payment specified in the Contract, as well as its corresponding proposed resource(s) in accordance with Appendix A to Annex A of the Contract. The Contractor's quotation must be based on the rates set out in the Contract. The Contractor will not be paid for preparing or providing its response or for providing other information required to prepare and validly issue the Task Authorization.

(f) Task Authorization Limit and Authorities for Validly Issuing Task Authorizations:

(i) To be validly issued, a Task Authorization must include the following signatures:

(A) for any Task Authorization, inclusive of revisions, with a value less than or equal to $

1,000,000.00 (excluding Applicable Taxes), the Task Authorization must be signed by a DND Procurement Representative.

(B) for any Task Authorization, inclusive of revisions, with a value greater than this amount, a Task Authorizationmust include the following signatures:

(1) a DND Procurement Representative; and

(2) the Contracting Authority.

Any Task Authorization that does not bear the appropriate signatures is not validly issued by Canada. Any work performed by the Contractor without receiving a validly issued Task Authorization is done at the Contractor's own risk. If the Contractor receives a Task Authorizationthat is not appropriately signed, the Contractor must notify the Contracting Authority. By providing written notice to the Contractor, the Contracting Authority may suspend the Client's ability to issue Task Authorizationsat any time, or reduce the dollar value threshold described in sub article (A) above; any suspension or reduction notice is effective upon receipt.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(g) Periodic Usage Reports:

(i) The Contractor must compile and maintain records on its provision of services to the federal government under Task Authorizations validly issued under the Contract. The Contractor must provide this data to Canada in accordance with the reporting requirements detailed below. If some data is not available, the reason must be indicated. If services are not provided during a given period, the Contractor must still provide a "NIL" report. The data must be submitted on a quarterly basis to the Contracting Authority. From time to time, the Contracting Authority may also require an interim report during a reporting period.

(ii) The quarterly periods are defined as follows:

(A) 1st quarter: April 1 to June 30;

(B) 2nd quarter: July 1 to September 30;

(C) 3rd quarter: October 1 to December 31; and

(D) 4*11 quarter: January 1 to March 31.

The data must be submitted to the Contracting Authority no later than fifteen (15) calendar days after the end of the reporting period.

(iii) Each report must contain the following information for each validly issued Task Authorization (as amended):

(A) the Task Authorization number and the Task Authorization Revision number(s), if applicable;

(B) a title or a brief description of each authorized task;

(C) the name, Resource category and level of each resource involved in performing the Task Authorization, as applicable;

(D) the total estimated cost specified in the validly issued Task Authorizationof each task, exclusive of Applicable Taxes;

(E) the total amount, exclusive of Applicable Taxes, expended to date against each authorized task;

(F) the start and completion date for each authorized task; and

(G) the active status of each authorized task, as applicable (e.g., indicate whether work is in progress or if Canada has cancelled or suspended the Task Authorization, etc.).

(iv) Each report must also contain the following cumulative information for all the validly issued Task Authorizations (as amended):

(A) the amount, exclusive of Applicable Taxes, specified in the Contract (as last amended, as applicable) as Canada's total liability to the Contractor for all validly issued Task Authorizations; and

(B) the total amount, exclusive of Applicable Taxes, expended to date against all validly issued Task Authorizations.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(i) Consolidation of Task Authorizations for Administrative Purposes: The Contract may be amended from time to time to reflect all validly issued Task Authorizations to date, to document the Work performed under those Task Authorizations for administrative purposes.

(j) Additional Conditions: One or both of the following conditions will apply with respect to any specific Task Authorizations (in addition to and without limiting the rights and obligations set out elsewhere in the Contract) if confirmed by Canada in the Task Authorization:

(i) The Contractor acknowledges that, in the performance of this Task Authorization:

(A) it may be involved with the preparation of the statements of work, requests for proposals, specifications or evaluation criteria, or in the evaluation of proposals, for future solicitations or future Contracts for follow-on or related work; and

(B) it may have access to information and material which may result in placing it in a real or perceived conflict of interest or confer an unfair advantage upon it in respect of future solicitations or future Contracts regarding follow-on or related work.

By providing a quotation, the Contractor agrees that it, its subcontractors, their respective affiliated entities, their respective agents and their respective employees and former employees, must not: submit a bid for such future solicitations or future contracts; assist or advise anyone (including without limitation contractors and subcontractors) preparing, submitting or otherwise participating in a bid for such future solicitations or future contracts; otherwise, be involved in any manner in the preparation of a bid for such future solicitations or future contracts.

Furthermore, the Contractor acknowledges that Canada may, at its discretion, disqualify, consider non-compliant and reject any bid for any such future solicitation or future contract: if the bid is submitted by the Contactor, its subcontractors, their respective affiliated entities, their respective agents or their respective employees or former employees; if any of them assisted or advised anyone (including without limitation contractors and subcontractors) preparing, submitting or otherwise participating in the bid; or if any of them was otherwise involved in any manner in the preparation of the bid. If the involvement is discovered after the award of the future contract, it shall be grounds for termination under the default provisions of that contract.

The Contractor also acknowledges that it, its subcontractors, their respective affiliated entities, their respective agents or their respective employees or former employees may be prevented, at the discretion of Canada, from performing any work under future contracts regarding follow-on or related work.

The Contractor must advise anyone subject to the restrictions set out in this clause of the restrictions and must obtain their acknowledgement of the restrictions before work under the Task Authorization begins.

(ii) The Contractor must obtain from each proposed resource a completed and signed Appendix E to Annex A - Embedded Contractor Letter of Acknowledgment and Appendix F to Annex A - Non-Disclosure Agreement and provide them with its quotation.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

3 Minimum Work Guarantee

(a) In this clause,

(i) "Maximum Contract Value" means the amount specified in the "Limitation of Expenditure" clause set out in the Contract; and

(ii) "Minimum Contract Value" means $100,000.00 CAD (excluding Applicable Taxes).

(b) Canada's obligation under the Contract is to request Work in the amount of the Minimum Contract Value or, at Canada's option, to pay the Contractor at the end of the Contract in accordance with sub-article (c), subject to sub-article (d). In consideration of such obligation, the Contractor agrees to stand in readiness throughout the Contract Period to perform the Work described in the Contract. Canada's maximum liability for work performed under the Contract must not exceed the Maximum Contract Value, unless an increase is authorized in writing by the Contracting Authority.

(c) If Canada does not request work in the amount of the Minimum Contract Value during the Contract Period, Canada must pay the Contractor the difference between the Minimum Contract Value and the total cost of the Work requested.

(d) Canada will have no obligation to the Contractor under this article if Canada terminates the entire Contract

(i) for default;

(ii) for convenience as a result of any decision or recommendation of a tribunal or court that the contract be cancelled, re-tendered or awarded to another supplier; or

(iii) for convenience within thirty (30) business days of Contract award.

4 Standard Clauses and Conditions

All clauses and conditions identified in the Contract by number, date and title are set out in the Standard

Acquisition Clauses and Conditions Manual (https://buyandsell.gc.ca/policy-and-guidelines/standard-acquisition- clauses-and-conditions-manual) issued by Public Works and Government Services Canada.

(a) General Conditions:

(i) 2035 (2022/05/12), General Conditions - Higher Complexity - Services, apply to and form part of the Contract.

With respect to Section 30 - Termination for Convenience, of General Conditions 2035, Subsection 04 is deleted and replaced with the following Subsections 04, 05 and 06:

4. The total of the amounts, to which the Contractor is entitled to be paid under this section, together with any amounts paid, due or becoming due to the Contractor must not exceed the Contract Price.

5. Where the Contracting Authority terminates the entire Contract and the Articles of Agreement include a Minimum Work Guarantee, the total amount to be paid to the Contractor under the Contract will not exceed the greater of:

(a) the total amount the Contractor may be paid under this section, together with any amounts paid, becoming due other than payable under the Minimum Work Guarantee, or due to the Contractor as of the date of termination, or

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(b) the amount payable under the Minimum Work Guarantee, less any amounts paid, due or otherwise becoming due to the Contractor as of the date of termination.

6. The Contractor will have no claim for damages, compensation, loss of profit, allowance arising out of any termination notice given by Canada under this section except to the extent that this section expressly provides. The Contractor agrees to repay immediately to Canada the portion of any advance payment that is unliquidated at the date of the termination.

(b) Supplemental General Conditions:

The following Supplemental General Conditions apply to and form part of the Contract:

(i) 4002 (2010/08/16), Supplemental General Conditions -Software Development or Modification Services;

(ii) 4007 (2010/08/16), Supplemental General Conditions - Canada to Own Intellectual Property Rights in Foreground Information;

5 Security Requirement

The following security requirements applies to and forms part of the Contract.

(a) The Contractor/Offeror must, at all times during the performance of the Contract/Standing Offer, hold a valid Facility Security Clearance at the level of TOP SECRET and NATO SECRET, issued by the Contract Security Program (CSP), Public Works and Government Services Canada (PWGSC).

(b) This contract includes access to Controlled Goods. Prior to access, the Contractor must be registered in the Controlled Goods Program of Public Works and Government Services Canada (PWGSC).

(c) The Contractor/Offeror personnel requiring access to CLASSIFIED/PROTECTED information, assets or sensitive site(s) must EACH hold a valid personnel security screening at the level of TOP SECRET, NATO SECRET, SECRET, or RELIABILITY STATUS, as required, granted or approved by the CSP, PWGSC.

(d) The Contractor/Offeror personnel requiring access to Restricted CLASSIFIED information, assets or sensitive site(s) must be citizens of Canada, or citizens of the United States of America and must EACH hold a valid personnel security screening at the level of TOP SECRET, NATO SECRET, or SECRET, as required, granted or approved by the CSP, PWGSC.

(e) The Contractor/Offeror personnel requiring access to NATO UNCLASSIFIED information or assets do not require to hold a personnel security clearance; however, the Contractor must ensure that the NATO

Unclassified information is not releasable to third parties and that the "need to know" principle is applied to personnel accessing this information.

(f) The Contractor personnel requiring access to NATO RESTRICTED information or assets must be citizens of Canada, or citizens of the United States of America and EACH hold a valid NATO SECRET or its equivalent, granted or approved by the appropriate delegated NATO Security Authority.

(g) The Contractor/Offeror personnel requiring access to NATO CLASSIFIED information, assets or sensitive site(s) must be citizens of Canada, or citizens of the United States of America and EACH hold a valid personnel security screening at the level of NATO SECRET, granted or approved by the appropriate delegated NATO Security Authority.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(h) The Contractor personnel requiring access to COMSEC information/assets must be a citizen of Canada, hold a valid security clearance commensurate with the information/assets that will be accessed, have a need-to-know and have undergone a COMSEC briefing and signed a COMSEC Briefing certificate. Access by foreign nationals or resident aliens must be approved by the Head of IT Security Client Services at CSE on a case-by-case basis.

(i) The Contractor/Offeror MUST NOT remove any CLASSIFIED/PROTECTED information or assets from the identified site(s), and the Contractor/Offeror must ensure that its personnel are made aware of and comply with this restriction.

(j) Subcontracts which contain security requirements are NOT to be awarded without the prior written permission of the CSP, PWGSC.

(k) The winning bidder / contractor must submit the completed FOCI package including the associated documentation as prescribed in the FOCI Guidelines and Questionnaire by the due date identified in the email sent by the FOCI office.

(I) Before accessing any NATO, or COMSEC, information or assets, the winning bidder/contractor must be in possession of a determination letter, specific to this contract which will expire at the end of this contract or any contract extensions, from the FOCI Office identifying the results of the FOCI assessment.

(m) If the "Under FOCI with Mitigation Measures" determination letter requires mitigation measures to be implemented, these measures must be implemented and approved by the FOCI Office prior to the winning bidder/contractor or their personnel access NATO, or COMSEC, information or assets. The mitigation measures must remain implemented throughout the duration of the contract, including any contract extension(s) if applicable.

(n) The CSP retains the right to suspend the winning bidder/contractor's organizational clearance if the winning bidder/contractor becomes subject to an "Under FOCI with Mitigation Measures" determination and chooses not to implement the required mitigation measures.

(o) The winning bidder/contractor must maintain their FOCI determination of "Not under FOCI", or "Under FOCI with Mitigation Measures" status throughout the duration of the contract, including any contract extension(s) if applicable.

(p) The winning bidder/contractor must immediately provide the FOCI Office with documentation pertaining to any changes to the organization's corporate and or ownership structure as well as any increase in foreign income or foreign debt from what was reported to the FOCI Office for the initial FOCI assessment. The winning bidder/contractor will be subject to a FOCI re-assessment based on this new information to re-determine the FOCI status of the winning bidder/contractor.

(q) An "Under FOCI" determination letter with no possible mitigation measures will result in the winning bidder/contractor not being able to obtain the necessary security clearances, to obtain and or maintain a

Facility Security Clearance (FSC) and personnel clearances with the CSP, and consequently not meeting the security requirements of the contract.

(r) The Contractor/Offeror must comply with the provisions of the:

(i) Security Requirements Check List and security guide (if applicable), attached at Annex C;

(ii) Contract Security Manual (Latest Edition).

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

6 Contract Period

(a) Contract Period: The "Contract Period" is the entire period during which the Contractor is obliged to perform the Work, which includes:

(i) The "Initial Contract Period", which begins on the date the Contract is awarded and ends 5 year later; and

(ii) The period during which the Contract is extended, if Canada chooses to exercise any options set out in the Contract.

(b) Option to Extend the Contract:

(i) The Contractor grants to Canada the irrevocable option to extend the term of the Contract by up to 5 additional 1-year period under the same terms and conditions. The Contractor agrees that, during the extended period of the Contract, it will be paid in accordance with the applicable provisions set out in Annex B, Basis of Payment.

(ii) Canada may exercise this option at any time by sending a written notice to the Contractor before the expiry date of the Contract. The option may only be exercised by the Contracting Authority, and will be evidenced, for administrative purposes only, through a contract amendment.

7 Authorities

(a) Contracting Authority

The Contracting Authority for the Contract is:

Name:  Bikina Kaliningondo

Title:  Supply Team Leader

 Public Works and Government Services Canada Acquisitions Branch

Directorate:  Professional Services Procurement Directorate

Address:  10 rue Wellington, Gatineau, Quebec

Telephone:  (613) 858-9365

E-mail address: bikina.kalininqondo@tpsqc-pwqsc.qc.ca

The Contracting Authority is responsible for the management of the Contract and any changes to the Contract must be authorized in writing by the Contracting Authority. The Contractor must not perform work in excess of or outside the scope of the Contract based on verbal or written requests or instructions from anybody other than the Contracting Authority.

(b) DND Procurement Representative

The DND Procurement Representative for the Contract is:

Name:  Danny Ouellette

Title:  Team Lead, Materiel Acquisition and Support, Directorate of Land Procurement 7-5

Organization: National Defence

Address:  101 Colonel By Drive. Ottawa, Ontario

Telephone:  343-542-6774

E-mail address: danny.ouellette@forces.qc.ca

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

The DND Procurement Representative is the representative of the department or agency for whom the Work is being carried out under the Contract and is responsible for all matters concerning the administrative aspects of the Work under the Contract, communication with PWGSC Contracting Authority on all matters concerning the Contract, procurement initiation authority, and providing PWGSC reports on Contract utilization. Technical matters may be discussed with the DND Procurement Representative; however, the DND Procurement Representative has no authority to authorize changes to the scope of the Work. Changes to the scope of the Work can only be made through a contract amendment issued by the Contracting Authority.

(c) Technical Authority

The Technical Authority for the Contract is:

Name:	Major Y.P. Kim
Title:	DLCSPM 7-2 Long Term Support Contract Technical Authority
Organization:	Canadian Armed Forces
Address:	45 Sacre-Coeur Blvd. Gatineau, QC
Telephone:	81^-939-5777
E-mail address:	Yong-Phil.Kim(a>forces.qc.ca

 The Technical Authority is the representative of the department or agency for whom the Work is being carried out under the Contract and is responsible for all matters concerning the technical content of the

Work under the Contract. Technical matters may be discussed with the Technical Authority; however, the Technical Authority has no authority to authorize changes to the scope of the Work. Changes to the scope of the Work can only be made through a contract amendment issued by the Contracting Authority.

(d) Contractor's Representative

Name:	Brian Rogic
Title:	Sales Director
Organization:	MODIS CANADA INC., THALES CANADA INC. LA SOCIBtB
THALES CANADA INC., KWESST INC., IN JOINT VENTURE
Address:	360 Albert Street, Suite 1010
Ottawa, Ontario K1R 7X7
Telephone:	613-276-4886
E-mail address:	brian.roqic@modis.com

8 Proactive Disclosure of Contracts with Former Public Servants

By providing information on its status, with respect to being a former public servant in receipt of a Public Service Superannuation Act (PSSA) pension, the Contractor has agreed that this information will be reported on departmental web sites as part of the published proactive disclosure reports, in accordance with Contracting Policy Notice: 2012-2 of the Treasury Board Secretariat of Canada.

9 Payment

(a) Basis of Payment

(i) Professional Services provided under a Task Authorization with a Maximum Price: For professional services requested by Canada, in accordance with a validly issued Task Authorization, Canada will pay the Contractor, in arrears, up to the Maximum Price for the Task Authorization, for actual time worked and any resulting deliverables in accordance with the firm all-inclusive per diem rates set out in Annex B, Basis of Payment, Applicable Taxes extra. Partial days will be prorated based on actual hours worked based on a 7.5-hour workday.

Page 11of 131

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(ii) Professional Services provided under a Task Authorization with a Firm Price: For professional services requested by Canada, in accordance with a validly issued Task Authorization, Canada will pay the Contractor the firm price set out in the Task Authorization (based on the firm, all-inclusive per diem rates set out in Annex B, Applicable Taxes extra.

(iii) Field Support Work under a Task Authorization : For professional services requested by Canada, in accordance with a validly issued Task Authorization, Canada will pay the Contractor for authorized, reasonable and proper expenses incurred in the performance of the work for Field Services Representative (FSRs), Mobile Repair Parties (MRPs), Technical Assistance Visits (TAVs) and Test and Evaluation , without any allowance therein for overhead or profit, including personnel war risk insurance, immunization costs prophylactic medication, COVID-19 testing and medical consultations, as well as visa expenses. All payments are subject to Government Audit and all expenses must have prior authorization of the Technical Authority.

(iv) Direct Expenses under a Task Authorization: For direct expenses requested by Canada, in accordance with a validly issued Task Authorization, Canada will reimburse the Contractor for direct expenses (books, tools, licenses, translation, miscellaneous IT supplies) at cost with no allowance for mark-up, administration fee or profit. The total price for direct expenses on each Task Authorization must not exceed $25,000.00 (GST/HST/QST included).

(v) On-Call Services under a Task Authorization: For on-call services outside working hours, requested by Canada, in accordance with a validly issued Task Authorization, Canada will pay the Contractor 1 hour (prorated firm per diem rates identified in the Annex B) for every 8 hours of on-call duty, or part thereof.

(vi) Call-Back Support Services under a Task Authorization: For call-back support services, requested by Canada, in accordance with a validly issued Task Authorization, Canada may call upon the Contractor to work outside agreed hours of work, or require to perform extended consultation while on-call, Canada will pay the Contractor a minimum of 3 hours (prorated firm per diem rates identified in the Annex B). This minimum applies only once each period of 8 hours standby, or part thereof. In the event that the call-back support services or consultation efforts exceeds 3 hours over any 8-hour period outside the business hours, the Contractor will be paid for the actual hours worked (prorated firm per diem rates identified in the Annex B).

(vii) Resource Fee Reduction: During the contract period, the Contractor agrees that the number of Indigenous resource(s) will perform the Work as outlined in its Diversity and Inclusion plan. The Contractor will maintain or exceed this number, throughout each fiscal year of the contract period. Contractor acknowledges that the failure to maintain this number will result in a fee reduction of $10,000.00 Applicable Taxes extra per resource per year (person-year is based on 180 days of work) below the number committed in its Diversity and Inclusion Plan. If a partial resource is provided, it will be rounded down to the nearest whole number and the fee reduction will be prorated accordingly. Example of partial resource: If a Bidders commits in its plan to provide 6 full time resources and during the relevant period, it has provided 2 full-time resources and 4 part-time resource at 50% of level of effort (i.e. 90 days), then the total number of resources calculated would be 4 and the Bidder and in such a case, would have to pay $20,000,00.

(viii) Travel and Living Expenses - National Joint Council Travel Directive: The Contractor will be reimbursed its authorized travel and living expenses reasonably and properly incurred in the performance of the Work, at cost, without any allowance for profit and/or administrative overhead, in accordance with the meal and private vehicle expenses provided in Appendices B, C and D of the National Joint Council Travel Directive and with the other provisions of the directive referring to "travellers", rather than those referring to "employees". All travel must have the prior authorization of the Technical Authority. Travel requests will only be considered for a work location which is located more than 100 kilometers from Ottawa. The Contractor will be paid for actual time spent travelling at half the hourly rate. The hourly rate will be determined by dividing the firm per diem rate set out in Annex B by 7.5 hours. All payments are subject to government audit.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(ix) Competitive Award: The Contractor acknowledges that the Contract has been awarded as a result of a competitive process. No additional charges will be allowed to compensate for errors, oversights, misconceptions or underestimates made by the Contractor when bidding for the Contract.

(x) Contractor's Firm Per Diem Rates: The Contractor agrees that the rates set out in Annex B remain firm throughout the Contract Period, except as may be provided for in the express terms of the contract. In reference to Article 18(1) of SACC General Conditions 2035, the Contractor acknowledges that its obligation to provide services in accordance with the firm rates set out in Annex B is unaffected by the application of any existing law or any new law which may come into effect during the Contract Period.

(xi) Professional Services Rates: In Canada's experience, bidders from time to time propose rates at the time of bidding for one or more Resource Categories that they later refuse to honour, on the basis that these rates do not allow them to recover their own costs and/or make a profit. This denies Canada of the benefit of the awarded contract. If the Contractor does not respond or refuses to provide an individual with the qualifications described in the Contract within the time described in the Contract (or proposes instead to provide someone from an alternate category at a different rate), whether or not Canada terminates the Contract as a whole or in part or chooses to exercise any of the rights provided to it under the general conditions, Canada may impose sanctions or take other measures in accordance with the PWGSC Vendor Performance Corrective Measure Policy (or equivalent) then in effect, which measures may include an assessment that results in conditions applied against the Contractor to be fulfilled before doing further business with Canada, or full debarment of the Contractor from bidding on future requirements.

(b) Limitation of Expenditure - Cumulative Total of all Task Authorizations

(i) Canada's total liability to the Contractor under the Contract for all validly issued Task Authorizations (TAs), inclusive of any revisions, must not exceed the amount set out on page 1 of the Contract, less any Applicable taxes. With respect to the amount set out on page 1 of the Contract, Customs duties are included and Applicable Taxes are included.

(ii) No increase in the total liability of Canada will be authorized or paid to the Contractor unless an increase has been approved, in writing, by the Contracting Authority.

(iii) The Contractor must notify the Contracting Authority in writing as to the adequacy of this sum:

(A) when it is 75 percent committed, or

(B) 12 months before the contract expiry date, or

(C) As soon as the Contractor considers that the sum is inadequate for the completion of the Work required in all authorized TAs, inclusive of any revisions,

whichever comes first.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(i) If the notification is for inadequate contract funds, the Contractor must provide to the Contracting Authority a written estimate for the additional funds required. Providing this information does not increase Canada's liability.

(c) Method of Payment for Task Authorizations with a Maximum Price:

For each Task Authorization validly issued under the Contract that contains a maximum price:

(i) Canada will pay the Contractor no more frequently than once a month in accordance with the Basis of Payment. The Contractor must submit time sheets for each resource showing the days and hours worked to support the charges claimed in the invoice.

(ii) Once Canada has paid the maximum Task Authorization price, Canada will not be required to make any further payment, but the Contractor must complete all the work described in the TA, all of which is required to be performed for the maximum Task Authorization price. If the work described in the Task Authorization is completed in less time than anticipated, and the actual time worked (as supported by the time sheets) at the rates set out in the Contract is less than the maximum Task Authorization price, Canada is only required to pay for the time spent performing the work related to that TA.

(d) Method of Payment for Task Authorizations with a Firm Price - Lump Sum Payment on Completion: Canada will pay the Contractor upon completion and delivery of all the Work associated with the validly issued Task Authorization in accordance with the payment provisions of the Contract if:

(i) an accurate and complete invoice and any other documents required by the Contract have been submitted in accordance with the invoicing instructions provided in the Contract;

(ii) all such documents have been verified by Canada; and

(iii) the Work delivered has been accepted by Canada.

(e) Electronic Payment of Invoices - Contract

The Contractor accepts to be paid using any of the following Electronic Payment Instruments:

(i) Visa Acquisition Card;

(ii) MasterCard Acquisition Card;

(iii) Direct Deposit (Domestic and International);

(iv) Electronic Data Interchange (EDI);

(v) Wire Transfer (International Only);

(f) Time Verification

Time charged and the accuracy of the Contractor's time recording system are subject to verification by Canada, before or after payment is made to the Contractor. If verification is done after payment, the Contractor must repay any overpayment, at Canada's request.

(g) Payment Credits

(i) Failure to Provide Resource:

(A) If the Contractor does not provide a required professional services resource that has all the required qualifications within the time prescribed by the Contract, the Contractor must credit to Canada an amount equal to the per diem rate (based on a 7.5-hour workday) of the required resource for each day (or partial day) of delay in providing the resource, up to a maximum of 10 days.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(B) Corrective Measures: If credits are payable under this Article for two consecutive months or for three months in any 12-month period, the Contractor must submit a written action plan describing measures it will implement or actions it will undertake to eliminate the recurrence of the problem. The Contractor will have five working days to deliver the action plan to the Client and the Contracting Authority and 20 working days to rectify the underlying problem.

(C) Termination for Failure to Meet Availability Level: In addither rights it has under the Contract, Canada may terminate the Contract for default in accordance with the General Conditions by giving the Contractor three months' written notice of its intent, if any of the following apply:

(1) the total amount of credits for a given monthly billing cycle reach a level of 10% of the total billing for that month; or

(2) the corrective measures required of the Contractor described above are not met.

This termination will be effective when the three months notice period expires, unless Canada determines that the Contractor has implemented the corrective measures to Canada's satisfaction during those three months.

(ii) Credits Apply during Entire Contract Period: The Parties agree that the credits apply throughout the Contract Period.

(iii) Credits represent Liquidated Damages The Parties agree that the credits are liquidated damages and represent their best pre-estimate of the loss to Canada in the event of the applicable failure. No credit is intended to be, nor will it be construed as, a penalty.

(iv) Canada's Right to Obtain Payment: The Parties agree that these credits are a liquidated debt. To collect the credits, Canada has the right to hold back, draw back, deduct or set off from and against any money Canada owes to the Contractor from time to time.

(v) Canada's Rights & Remedies not Limited: The Parties agree that nothing in this Article limits any other rights or remedies to which Canada is entitled under the Contract (including the right to terminate the Contract for default) or under the law generally.

(vi) Audit Rights: The Contractor's calculation of credits under the Contract is subject to verification by government audit, at the Contracting Authority's discretion, before or after payment is made to the Contractor. The Contractor must cooperate fully with Canada during the conduct of any audit by providing Canada with access to any records and systems that Canada considers necessary to ensure that all credits have been accurately credited to Canada in the Contractor's invoices. If an audit demonstrates that past invoices contained errors in the calculation of the credits, the Contractor must pay to Canada the amount the audit reveals was required to be credited to Canada, plus interest, from the date Canada remitted the excess payment until the date of the refund (the interest rate is the Bank of Canada's discount annual rate of interest in effect on the date the credit was first owed to Canada, plus 1.25% per year). If, as a result of conducting an audit, Canada determines that the Contractor's records or systems for identifying, calculating or recording the credits are inadequate, the Contractor must implement any additional measures required by the Contracting Authority.

(h) No Responsibility to Pay for Work not performed due to Closure of Government Offices

(i) Where the Contractor, its employees, subcontractors, or agents are providing services on government premises under the Contract and those premises are inaccessible because of the evacuation or closure or there are enhanced measures to restrict access to of government offices, and as a result no work is performed, Canada is not responsible for paying the

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contractor for work that otherwise would have been performed if there had been no evacuation or closure or restricted access.

(ii) If, as a result of any strike or lock-out, the Contractor or its employees, subcontractors or agents cannot obtain access to government premises and, as a result, no work is performed, Canada is not responsible for paying the Contractor for work that otherwise would have been performed if the Contractor had been able to gain access to the premises

10 Invoicing Instructions

(a) The Contractor must submit invoices in accordance with the information required in the General Conditions.

(b) The Contractor's invoice must include a separate line item for each subparagraph in the Basis of Payment provision and must show all applicable Task Authorization numbers.

(c) By submitting invoices, the Contractor is certifying that the goods and services have been delivered and that all charges are in accordance with the Basis of Payment provision of the Contract, including any charges for work performed by subcontractors.

(d) The Contractor must provide an electronic copy of each invoice to the DND Procurement Representative, and to the Contracting Authority.

11 Certifications and Additional Information

(a) Unless specified otherwise, the continuous compliance with the certifications provided by the Contractor in its bid or precedent to contract award, any Task Authorization quotation and the ongoing cooperation in providing additional information are conditions of the Contract and failure to comply will constitute the Contractor in default. Certifications are subject to verification by Canada during the entire Contract Period.

(b) SACC Manual Clauses

SACC Manual Clause A3060C (2008/05/12) Canadian Content Certification

12 Federal Contractors Program for Employment Equity - Default by Contractor

The Contractor understands and agrees that, when an Agreement to Implement Employment Equity (AIEE) exists between the Contractor and Employment and Social Development Canada (ESDC)-Labour, the AIEE must remain valid during the entire period of the Contract. If the AIEE becomes invalid, the name of the Contractor will be added to the "FCP Limited Eligibility to Bid" list. The imposition of such a sanction by ESDC will constitute the Contractor in default as per the terms of the Contract.

13 Applicable Laws

The Contract must be interpreted and governed, and the relations between the parties determined, by the laws in force in Ontario.

14 Priority of Documents

If there is a discrepancy between the wording of any documents that appear on the following list, the wording of the document that first appears on the list has priority over the wording of any document that appears later on the list:

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(a) these Articles of Agreement, including any individual SACC clauses incorporated by reference in these Articles of Agreement.

(b) Supplemental General Conditions, in the following order:

(i) 4002 (2010/08/16), Supplemental General Conditions -Software Development or Modification Services;

(ii) 4007 (2010/08/16), Supplemental General Conditions - Canada to Own Intellectual Property Rights in Foreground Information;

(c) General Conditions 2035 (2022/05/12), Higher Complexity - Services;

(d) Annex A, Statement of Work, including its Appendices as follows;

(i) Appendix A to Annex A - Tasking Assessment Procedure;

(ii) Appendix B to Annex A - Task Authorization Form;

(iii) Appendix C to Annex A - Resource Assessment Criteria and Response Table;

(iv) Appendix D to Annex A - Certifications at the Task Authorization stage;

(v) Appendix E to Annex A -Embedded Contractor Letter of Acknowledgment

(vi) Appendix F to Annex A -Non-Disclosure Agreement

(e) Annex B, Basis of Payment;

(f) Annex C, Security Requirements Check List, including Appendix as follows;

(i) Appendix A to Annex C- Security Classification Guide;

(g) the validly issued Task Authorizations and any required certifications (including all of their annexes, if any); and

(h) the Contractor's bid dated June 27^, 2022.

15 Defence Contract

(a) SACC Manual clause A9006C (2012/07/16) Defence Contract.

16 Foreign Nationals (Canadian Contractor)

(a) SACC Manual clause A2000C (2006/06/16) Foreign Nationals (Canadian Contractor).

17 Dispute Resolution

(a) The parties agree to maintain open and honest communication about the Work throughout and after the performance of the contract.

(b) The parties agree to consult and co-operate with each other in the furtherance of the contract and promptly notify the other party or parties and attempt to resolve problems or differences that may arise.

(c) If the parties cannot resolve a dispute through consultation and cooperation, the parties agree to consult a neutral third party offering alternative dispute resolution services to attempt to address the dispute.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(d) Options of alternative dispute resolution services can be found on Canada's Buy and Sell website under the heading "Dispute Resolution".

18 Insurance Requirements

(a) Compliance with Insurance Requirements

(i) The Contractor must comply with the insurance requirements specified in this Article. The Contractor must maintain the required insurance coverage for the duration of the Contract. Compliance with the insurance requirements does not release the Contractor from or reduce its liability under the Contract.

(ii) The Contractor is responsible for deciding if additional insurance coverage is necessary to fulfill its obligation under the Contract and to ensure compliance with any applicable law. Any additional insurance coverage is at the Contractor's expense, and for its own benefit and protection.

(iii) The Contractor should forward to the Contracting Authority within ten (10) days after the date of award of the Contract a Certificate of Insurance evidencing the insurance coverage. Coverage must be placed with an Insurer licensed to carry out business in Canada and the Certificate of Insurance must confirm that the insurance policy complying with the requirements is in force. If the Certificate of Insurance has not been completed and submitted as requested, the Contracting Authority will so inform the Contractor and provide the Contractor with a time frame within which to meet the requirement. Failure to comply with the request of the Contracting Authority and meet the requirement within the time period will constitute a default under the General Conditions. The Contractor must, if requested by the Contracting Authority, forward to Canada a certified true copy of all applicable insurance policies.

(b) Commercial General Liability Insurance

(i) The Contractor must obtain Commercial General Liability Insurance and maintain it in force throughout the duration of the Contract, in an amount usual for a contract of this nature, but for not less than $2,000,000 per accident or occurrence and in the annual aggregate.

(ii) The Commercial General Liability policy must include the following:

(A) Additional Insured: Canada is added as an additional insured, but only with respect to liability arising out of the Contractor's performance of the Contract. The interest of Canada should read as follows: Canada, as represented by Public Works and Government Services Canada.

(B) Bodily Injury and Property Damage to third parties arising out of the operations of the Contractor.

(C) Products and Completed Operations: Coverage for bodily injury or property damage arising out of goods or products manufactured, sold, handled, or distributed by the Contractor and/or arising out of operations that have been completed by the Contractor.

(D) Personal Injury: While not limited to, the coverage must include Violation of Privacy, Libel and Slander, False Arrest, Detention or Imprisonment and Defamation of Character.

(E) Cross Liability/Separation of Insureds: Without increasing the limit of liability, the policy must protect all insured parties to the full extent of coverage provided. Further, the policy must apply to each Insured in the same manner and to the same extent as if a separate policy had been issued to each.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(F) Blanket Contractual Liability: The policy must, on a blanket basis or by specific reference to the Contract, extend to assumed liabilities with respect to contractual provisions.

(G) Employees and, if applicable, Volunteers must be included as Additional Insured.

(H) Employers' Liability (or confirmation that all employees are covered by Worker's compensation (WSIB) or similar program)

(I) Broad Form Property Damage including Completed Operations: Expands the Property Damage coverage to include certain losses that would otherwise be excluded by the standard care, custody or control exclusion found in a standard policy.

(J) Notice of Cancellation: The Insurer will endeavour to provide the Contracting Authority thirty (30) days written notice of policy cancellation.

(K) If the policy is written on a claims-made basis, coverage must be in place for a period of at least 12 months after the completion or termination of the Contract.

(L) Owners' or Contractors' Protective Liability: Covers the damages that the Contractor becomes legally obligated to pay arising out of the operations of a subcontractor.

(M) Advertising Injury: While not limited to, the endorsement must include coverage for piracy or misappropriation of ideas, or infringement of copyright, trademark, title or slogan.

(c) Errors and Omissions Liability Insurance

(i) The Contractor must obtain Errors and Omissions Liability (a.k.a. Professional Liability) insurance and maintain it in force throughout the duration of the Contract, in an amount usual for a contract of this nature but for not less than $1,000,000 per loss and in the annual aggregate, inclusive of defence costs.

(ii) If the Professional Liability insurance is written on a claims-made basis, coverage must be in place for a period of at least 12 months after the completion or termination of the Contract.

(iii) The following endorsement must be included:
Notice of Cancellation: The Insurer will endeavour to provide the Contracting Authority thirty (30) days written notice of cancellation.

19 All Risks Property Insurance

The Contractor must obtain All Risks Property insurance while the Government Property is under its care,

custody or control, and maintain it in force throughout the duration of the Contract, in an amount of not less than $1,000,000.00. The Government's Property must be insured on Replacement Cost (new) basis.

1. Administration of Claims: The Contractor must notify Canada promptly about any losses or damages to Government Property and monitor, investigate and document losses of or damage to ensure that claims are properly made and paid.

2. The All Risks Property insurance policy must include the following:

a. Notice of Cancellation: The Contractor will provide the Contracting Authority at least thirty (30) days prior written notice of policy cancellation or any changes to the insurance policy.

b. Loss Payee: Canada as its interest may appear or as it may direct.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

c. Waiver of Subrogation Rights: Contractor's Insurer to waive all rights of subrogation against Canada as represented by the Department of National Defence and Public Works and Government Services Canada for any and all loss of or damage to the property however caused.

20 All Risk in Transit Insurance

1. The Contractor must obtain on the Government's Property, and maintain in force throughout the duration of the Contract, All Risk Property in Transit insurance coverage for all applicable conveyances while under its care, custody or control, in an amount of not less than $1,000,000.00 per shipment. Government Property must be insured on Replacement Cost (new) basis.

2. Administration of Claims: The Contractor must notify Canada promptly about any losses or damages to Government Property and monitor, investigate and document losses of or damage to ensure that claims are properly made and paid.

3. The All-Risk Property in Transit insurance must include the following:

a. Notice of Cancellation: The Contractor will provide the Contracting Authority at least thirty (30) days prior written notice of any policy cancellation or any changes to the insurance policy.

b. Loss Payee: Canada as its interest appears or as it may direct.

c. Waiver of Subrogation Rights: Contractor's Insurer to waive all rights of subrogation against Canada as represented by the Department of National Defence and Public Works and Government Services Canada for any and all loss of or damage to the property however caused.

21 Controlled Goods Program

(a) SACC Manual clause A9131C (2020/11/19) Controlled Goods Program -Contract.

(b) SACC Manual Clause B4060C (2011/05/16) Controlled Goods.

22 Limitation of Liability - Information Management/lnformation Technology

(a) This section applies despite any other provision of the Contract and replaces the section of the general conditions entitled "Liability". Any reference in this section to damages caused by the Contractor also includes damages caused by its employees, as well as its subcontractors, agents, and representatives, and any of their employees. This section applies regardless of whether the claim is based in contract, tort, or another cause of action. The Contractor is not liable to Canada with respect to the performance of or failure to perform the Contract, except as described in this section and in any section of the Contract pre-establishing any liquidated damages. The Contractor is only liable for indirect, special or consequential damages to the extent described in this Article, even if it has been made aware of the potential for those damages.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(b) First Party Liability:

(i) The Contractor is fully liable for all damages to Canada, including indirect, special or consequential damages, caused by the Contractor's performance or failure to perform the Contract that relate to:

(A) any infringement of intellectual property rights to the extent the Contractor breaches the section of the General Conditions entitled "Intellectual Property Infringement and Royalties";

(B) physical injury, including death.

(ii) The Contractor is liable for all direct damages caused by the Contractor's performance or failure to perform the Contract affecting real or tangible personal property owned, possessed, or occupied by Canada.

(iii) Each of the Parties is liable for all direct damages resulting from its breach of confidentiality under the Contract. Each of the Parties is also liable for all indirect, special or consequential damages in respect of its unauthorized disclosure of the other Party's trade secrets (or trade secrets of a third party provided by one Party to another under the Contract) relating to information technology.

(iv) The Contractor is liable for all direct damages relating to any encumbrance or claim relating to any portion of the Work for which Canada has made any payment. This does not apply to encumbrances or claims relating to intellectual property rights, which are addressed under (i) (A) above.

(v) The Contractor is also liable for any other direct damages to Canada caused by the Contractor's performance or failure to perform the Contract that relate to:

(A) any breach of the warranty obligations under the Contract, up to the total amount paid by Canada (including any applicable taxes) for the goods and services affected by the breach of warranty; and

(B) Any other direct damages, including all identifiable direct costs to Canada associated with re-procuring the Work from another party if the Contract is terminated either in whole or in part for default, up to an aggregate maximum for this subparagraph (B) of the greater of .75 times the total estimated cost (meaning the dollar amount shown on the first page of the Contract in the cell titled "Total Estimated Cost" or shown on each call¬ up, purchase order or other document used to order goods or services under this instrument), or $1,000,000.00.

In any case, the total liability of the Contractor under subparagraph (v) will not exceed the total estimated cost (as defined above) for the Contract or $1,000,000.00, whichever is more.

(vi) If Canada's records or data are harmed as a result of the Contractor's negligence or willful act, the Contractor's only liability is, at the Contractor's own expense, to restore Canada's records and data using the most recent back-up kept by Canada. Canada is responsible for maintaining an adequate back-up of its records and data.

Page 21of 131

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(c) Third Party Claims:

(i) Regardless of whether a third party makes its claim against Canada or the Contractor, each Party agrees that it is liable for any damages that it causes to any third party in connection with the Contract as set out in a settlement agreement or as finally determined by a court of competent jurisdiction, where the court determines that the Parties are jointly and severally liable or that one Party is solely and directly liable to the third party. The amount of the liability will be the amount set out in the settlement agreement or determined by the court to have been the Party's portion of the damages to the third party. No settlement agreement is binding on a Party unless its authorized representative has approved the agreement in writing.

(ii) If Canada is required, as a result of joint and several liability or joint and solitarily liable, to pay a third party in respect of damages caused by the Contractor, the Contractor must reimburse Canada by the amount finally determined by a court of competent jurisdiction to be the Contractor's portion of the damages to the third party. However, despite Sub-article (i), with respect to special, indirect, and consequential damages of third parties covered by this Section, the Contractor is only liable for reimbursing Canada for the Contractor's portion of those damages that Canada is required by a court to pay to a third party as a result of joint and several liability that relate to the infringement of a third party's intellectual property rights; physical injury of a third party, including death; damages affecting a third party's real or tangible personal property; liens or encumbrances on any portion of the Work; or breach of confidentiality.

(iii) The Parties are only liable to one another for damages to third parties to the extent described in this Sub-article (c).

23 Joint Venture Contractor

(a) The Contractor confirms that the name of the joint venture is MODIS CANADA INC., THALES CANADA INC. LA SOCIETE THALES CANADA INC., KWESST INC., IN JOINT VENTURE and that it is comprised of the following members: Modis Canada Inc., Thales Canada Inc. and KWESST Inc.

(b) With respect to the relationship among the members of the joint venture Contractor, each member agrees, represents and warrants (as applicable) that:

(i) Modis Canada Inc. has been appointed as the "representative member" of the joint venture Contractor and has fully authority to act as agent for each member regarding all matters relating to the Contract;

(ii) by giving notice to the representative member, Canada will be considered to have given notice to all the members of the joint venture Contractor; and

(iii) all payments made by Canada to the representative member will act as a release by all the members.

(c) All the members agree that Canada may terminate the Contract in its discretion if there is a dispute among the members that, in Canada's opinion, affects the performance of the Work in any way.

(d) All the members are jointly and severally or solidarity liable for the performance of the entire Contract.

(e) The Contractor acknowledges that any change in the membership of the joint venture (i.e., a change in the number of members or the substitution of another legal entity for an existing member) constitutes an assignment and is subject to the assignment provisions of the General Conditions.

(f) The Contractor acknowledges that all security and controlled goods requirements in the Contract, if any, apply to each member of the joint venture Contractor.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

 24 Professional Services - General

(a) The Contractor must provide professional services on request as specified in this Contract. All resources provided by the Contractor must meet the qualifications described in the Contract (including those relating to previous experience, professional designation, education, language proficiency and security clearance) and must be competent to provide the required services by any delivery dates described in the Contract.

(b) If the Contractor fails to deliver any deliverable (excluding delivery of a specific individual) or complete any task described in the Contract on time, in addition to any other rights or remedies available to Canada under the Contract or the law, Canada may notify the Contractor of the deficiency, in which case the Contractor must submit a written plan to the Contracting Authority and the Procurement Authority within ten working days detailing the actions that the Contractor will undertake to remedy the deficiency. The Contractor must prepare and implement the plan at its own expense.

(c) In General Conditions 2035, the Article titled "Replacement of Specific Individuals" is deleted and the following applies instead:

Replacement of Specific Individuals

(i) If the Contractor is unable to provide the services of any specific individual identified in the Contract to perform the services, the Contractor must within five working days of having this knowledge, the individual's departure or failure to commence Work (or, if Canada has requested the replacement, within ten working days of Canada's notice of the requirement for a replacement) provide to the Contracting Authority:

(A) the name, qualifications and experience of a proposed replacement immediately available for Work; and

(B) security information on the proposed replacement as specified by Canada, if applicable.

The replacement must have qualifications and experience that meet or exceed those obtained for the original resource.

(ii) Subject to an Excusable Delay, where Canada becomes aware that a specific individual identified under the Contract to provide services has not been provided or is not performing, the Contracting Authority may elect to:

(A) exercise Canada's rights or remedies under the Contract or at law, including terminating the Contract in whole or in part for default under the Article titled "Default of the

Contractor", or

(B) assess the information provided under (c) (i) above or, if it has not yet been provided, require the Contractor to propose a replacement to be rated by the Technical Authority. The replacement must have qualifications and experience that are similar or exceed those obtained for the original resource and be acceptable to Canada. Upon assessment of the replacement, Canada may accept the replacement, exercise the rights in (ii) (A) above, or require another replacement in accordance with this sub-article

(c).

Where an Excusable Delay applies, Canada may require (c) (ii) (B) above instead of terminating under the "Excusable Delay" Article. An Excusable Delay does not include resource unavailability due to allocation of the resource to another Contract or project (including those for the Crown) being performed by the Contractor or any of its affiliates.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

(iii) The Contractor must not, in any event, allow performance of the Work by unauthorized replacement persons. The Contracting Authority may order that an original or replacement resource stop performing the Work. In such a case, the Contractor must immediately comply with the order. The fact that the Contracting Authority does not order a resource to stop performing the Work does not relieve the Contractor from its responsibility to meet the requirements of the Contract.

(iv) The obligations in this article apply despite any changes that Canada may have made to the Client's operating environment.

25 Safeguarding Electronic Media

(a) The Contractor must not use any electronic media to perform the Work and any other coding intended to cause malfunctions.

(b) If magnetically recorded information or documentation is damaged or lost while in the Contractor's care or at any time before it is delivered to Canada in accordance with the Contract, including accidental erasure, the Contractor must immediately replace it at its own expense.

26 Representations and Warranties

The Contractor made statements regarding its own and its proposed resources' experience and expertise in its bid that resulted in the award of the Contract and the issuance of Task Authorizations. The Contractor represents and warrants that all those statements are true and acknowledges that Canada relied on those statements in awarding the Contract and adding work to it through Task Authorizations. The Contractor also represents and warrants that it has, and all its resources and subcontractors that perform the Work have, and at all times during the Contract Period they will have and maintain, the skills, qualifications, expertise and experience necessary to perform and manage the Work in accordance with the Contract, and that the Contractor (and any resources or subcontractors it uses) has previously performed similar services for other customers.

27 Access to Canada's Property and Facilities

Canada's property, facilities, equipment, documentation, and personnel are not automatically available to the Contractor. If the Contractor would like access to any of these, it is responsible for making a request to the Technical Authority. Unless expressly stated in the Contract, Canada has no obligation to provide any of these to the Contractor. If Canada chooses, in its discretion, to make its property, facilities, equipment, documentation or personnel available to the Contractor to perform the Work, Canada may require an adjustment to the Basis of Payment and additional security requirements may apply.

28 Government Property

Canada agrees to make computerized workstations (the "Government Property") available to the Contractor. The section of the General Conditions entitled "Government Property" also applies to the use of the Government Property by the Contractor.

(a) Refer to Annex A - Statement of Work, section 5.0.

29 Transition Services at End of Contract Period

The Contractor acknowledges that the nature of the services provided under the Contract requires continuity and that a transition period may be required at the end of the Contract. The Contractor agrees that Canada may, at its discretion, extend the Contract by a period of six months under the same conditions to ensure the required transition. The Contractor agrees that, during the extended period of the Contract, it will be paid in accordance with the applicable provisions as set out in the Basis of Payment.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

The Contracting Authority will advise the Contractor of the extension by sending a written notice to the Contractor at least 20 calendar days before the contract expiry date. The extension will be evidenced for administrative purposes only, through a contract amendment.

30 Implementation of Professional Services

If similar professional services are currently being provided by another supplier or by Canada's own personnel, the Contractor is responsible for ensuring that the transition to the professional services it provides under the Contract is completed in a way that does not disrupt Canada's operations or users, and does not result in any interim degradation to the timeliness or quality of service. The Contractor is solely responsible for any additional training required by its resources to perform the Work, and time spent by resources on that training or becoming familiar with the Client's environment must not be charged to Canada. The transition will be considered complete once the Contractor has demonstrated, to the satisfaction of the Technical Authority that it is ready and able to carry out the Work. The transition must be complete by no later than 10 working days after the Contract is awarded. All costs associated with establishing itself to provide the professional services are the responsibility of the Contractor.

31 Identification Protocol Responsibilities

The Contractor will be responsible for ensuring that each of its agents, representatives or subcontractors (hereinafter referred to as Contractor Representatives) complies with the following self-identification requirements:

(a) Contractor Representatives who attend a Government of Canada meeting (whether internal or external to Canada's offices) must identify themselves as Contractor Representatives prior to the commencement of the meeting, to ensure that each meeting participant is aware of the fact that the individual is not an employee of the Government of Canada.

(b) During the performance of any Work at a Government of Canada site, each Contractor Representative must be clearly identified at all times as being a Contractor Representative.

(c) If a Contractor Representative requires the use of the Government of Canada's e-mail system in the performance of the Work, then the individual must clearly identify him or herself as an agent or subcontractor of the Contractor in all electronic mail in the signature block as well as under "Properties." This identification protocol must also be used in all other correspondence, communication, and documentation.

(d) If Canada determines that the Contractor is in breach of any obligation stated in this Article, upon written notice from Canada the Contractor must submit a written action plan describing corrective measures it will implement to eliminate the recurrence of the problem. The Contractor will have five (5) working days to deliver the action plan to the Client and the Contracting Authority, and twenty (20) working days to rectify the underlying problem.

(e) In addition to any other rights it has under the Contract, Canada may terminate the Contract for default if the corrective measures required of the Contractor described above are not met.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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32 Conflict of Interest - Other Work - Unfair Advantage

In order to protect the integrity of any future procurement process related to this contract. The contractor is advised and agree that Canada may reject any future Bid related to this contract in any future procurement in the following circumstances:

a) If the Contractor, his employees, any Contractor Team Member, any of its subcontractors, any of their respective employees or former employees advisors, consultants or representatives engaged in respect of this contract and any person controlled by or that is under common control of the Contractor was involved in any manner in the following:

(i) Preparation, review, participation, information providing, or advice on procurement related activities, including, but not limited to procurement documents, such as Statement of Work (SOW), Statement Of Requirement (SOR), Evaluation Criteria, or any additional activities related to a project or procurement process or strategy.

b) If the Contractor or any Contractor Team Member, any of his respective employees or former employees, any of its subcontractors, any of their respective employees or former employees had access to information related to future RFP that was not available to other and that would, in Canada's opinion, give or appear to give the Contractor an unfair advantage;

c) If the Contractor acts as an advisor or provide any third party with privileged information obtained in the performance of its work. Canada will disqualify any bid from the Contractor (or any entity that either controls or is controlled by the Contractor or, together with the Contractor, is under the common control of a third party, as well as such third party) (for contracts or categories described in this clause), in respect to which Canada determines, at its sole discretion, that the Contractor's involvement in this Contract, whether direct or indirect, has resulted in a real or apparent conflict of interest or unfair advantage over other suppliers for the work subject to the solicitation;

d) If its work under the subject Contract involved access to information that would for any reason create a real or apparent conflict of interest or unfair advantage over other potential suppliers for any resulting contract(s), on any other work stream for the Work performed under its Contract, the Contractor, its employees, subcontractors or affiliates;

e) The experience acquired by any Contractor Team Member, any of his respective employees or former employees, any of its subcontractors, any of their respective employees or former employees who is providing or has provided the goods and services describe in the Response will not, in itself, be considered by Canada as conferring an unfair advantage or creating a conflict of interest. This Contractor remains however subject to the criteria established above;

f) Where Canada intends to reject a bid under this section, the Contracting Authority will inform the Bidder and provide the Bidder an opportunity to respond before making a final decision. Bidders who are in doubt about a particular situation should contact the Contracting Authority before considering itself to be in Conflict of interest nor to have an unfair advantage. By submitting a bid, Bidder represents that it does not consider itself to be in Conflict of Interest nor to have an unfair advantage. The Bidder acknowledges that it is within Canada's sole discretion to determine whether a conflict of interest, unfair advantage or an appearance of Conflict of Interest or unfair advantage exists.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

ANNEX A

STATEMENT OF WORK

DIRECTORATE OF LAND COMMAND SYSTEMS

PROGRAM MANAGEMENT SOFTWARE ENGINEERING FACILITY

(DSEF) CONTRACT

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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1.0 INTRODUCTION

1.1 Scope

This Statement of Work (SOW) focuses on the contracted resources to be provided to the Directorate of Land Command Systems Program Management (DLCSPM) Software Engineering Facility (DSEF) Contract, hereafter referred to as "the Contractor". The Contractor must provide the following:

(a) DSEF Service Manager;

(b) DSEF Software Engineering and Development Environment Support Services;

(c) DSEF Software Products Engineering and Development Support Services;

(d) DSEF Information & Knowledge Management Services; and

(e) DSEF Specialty Software Application Quality Assurance and Quality Control Services.

1.2 Objective

The objective of the contract is to support the LCSS system, within DLCSPM's operational requirements, by providing software engineering and integration work as well as the various Command and Control (C2) related applications software development.

1.3 Background

The Directorate of Land Command Systems Program Management (DLCSPM) is tasked to provide the Canadian Armed Forces with tactical and operational LC4ISR systems, which is primarily delivered through various Land Command Support System (LCSS) instances.

The DLCSPM Software Engineering Facility (DSEF) was created to provide an in-house software engineering and management capability. The DSEF is the Army's internal and independent software engineering and development capability for specialty software applications required by the Army. The DSEF also provided fully accredited independent analysis, testing validation and verification of software received by the Army from other vendors and suppliers.

Initially, DSEF developed specialty software focused on supporting the computerized fire control systems for the artillery. As the Army's command and control (C2) software evolved over the last decade, so did the DSEF playing a critical role assisting in the integration of the Army's weapons systems into C4ISR systems. Today, the DSEF's software development environment, and engineering collaborative environments also provide many of the LCSS Headquarters software components, and engineering information exchanges services to support the LCSS program,

1.4 Technical Environment

The technical environment for Land C4ISR is complex. Collaboration and correspondence is primarily done with Microsoft office tools and applications. DND networks primarily run-on Windows operating systems. However, operating systems and software programming languages varies for Land C4ISR components and equipment. The current Land C4ISR baseline system is comprised many integrated applications and is a combination of DND developed, OEM provided and COTS applications. Examples of applications are the Tactical Battle Management System (TBMS), SharePoint and Microsoft Exchange. New hardware and capabilities are constantly being added to the Land C4ISR system of systems which requires a constant evolution of baseline software.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

2. Applicable Documents

2.1 Standards

The documents listed below are to support this SOW and must be considered as supplemental information. In the event of a conflict between the text of this SOW and the references cited herein the text of this SOW must take precedence. The latest edition of the listed documents is in effect unless specified otherwise. Specific applicable documents will be identified in each Task Authorization under this contract.

Table A1: International Standards

Reference	Title
ISO/IEC/IEEE 15288	Systems Engineering - System Life Cycle Processes
IEEE Std 15288.1	IEEE Standard for Application of Systems Engineering on Defense Programs
IEEE Std 15288.2	IEEE Standard for Technical Reviews and Audits on Defense Programs
ISO/IEC/IEEE 15289	Systems and software engineering - Content of systems and software life¬ cycle process information products (Documentation).
ISO/IEC/IEEE 12207	Systems and software engineering - Software lifecycle processes
ISO/IEC 14764	Information Technology - Software lifecycle processes - Software Maintenance
ISO/IEC20000-1	Information Technology - Service Management Part 1: Specification
ISO/IEC20000-2	Information Technology - Service Management Part 2: Guidance on the application of service management systems
ISO/IEC9001	Quality Management Systems - Requirements
ISO 9126-1	Software Engineering - Product Quality - Part 1 Quality Model
ISO 15846	Software life cycle processes - Configuration Management
ISO/IEC 25010	Systems and software engineering - Systems and software Quality Requirements and Evaluation (SQuaRE) - System and software quality models
ISO/IEC 25022	Systems and software engineering - Systems and software quality requirements and evaluation (SQuaRE) - Measurement of quality in use
ISO/IEC 25023	Systems and software engineering - Systems and software Quality Requirements and Evaluation (SQuaRE) - Measurement of system and software product quality
ISO/IEC 25024	Systems and software engineering. Systems and software Quality Requirements and Evaluation (SQuaRE). Measurement of data quality
ISO/IEC 12207,	Information Technology - Software lifecycle processes, First edition, 1 Aug
AMD1, AMD2	1995, Amendment 1 and Amendment 2
IEEE 1516	IEEE Standard for Modeling and Simulation High Level Architecture
IEEE 1471	Recommended Practice for Architecture Design of Software Intensive Systems
NIST SP 800-160	Systems Security Engineering, An Integrated Approach to Building Trustworthy Resilient Systems
NIST SP 800-161	Supply chain risk management practices for federal information systems and organizations
ISO/IEC 27001	Information security management systems - Requirements
ISO/IEC 27002	Code of practice for information security controls

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Table A2: National Standards

Reference	Title
ITSB-40A	IT Security Bulletin, Government of Canada Policy for the Protection of Classified Information Using Suite B Algorithms, ITSB-40A
ITSA-11E	CSEC Approved Cryptographic Algorithms for the Protection of Sensitive Information and for Electronic Authentication and Authorization Applications within the Government of Canada, ITSA-11E
ITSD-03	Directive for the Control of COMSEC Material in the Government of Canada, ITSD-03, Communications Security Establishment Canada (CSEC)
ITSG-33	IT Security Risk Management: A Lifecycle Approach, Security Control Catalogue, ITSG-33, Communications Security Establishment Canada (CSEC)
ITSG-02	Criteria for the Design, Fabrication, Supply, Installation and Acceptance Testing of Walk-in, Radio-Frequency-Shielded Enclosures
ITSG-11A	Emission Security (EMSEC) Guidance

 Table A3: Industry Standards

ANSI/EIA 649-1	Configuration Management Requirements for Defense Contracts
OMG MDA	Object Management Group, Model-Driven Architecture
OMG UML	Object Management Group, Unified Modeling Language
SELCMMI	Software Engineering Institute - Capability Maturity Model Integration
Health Canada - Safety Code 6	Limits of Human Exposure to Radiofrequency Electromagnetic Fields in the Frequency Range from 3 KHz to 300 GHz

Table A4: DND Standards

Reference	Title
A-GG-040-001/AG-001	DND General Safety Program Volume 1 Policy and Program
A-LM-007-100/AG-001	Supply Administration Manual
A-LM-184-001/JS-001	Special Instructions for Repair and Overhaul Contractors
A-SJ-I00-001/AS-000	DND Security Orders, Volume I, General
B-GJ-005-300/FP-001	Canadian Forces Joint Publication 3.0 - Operations
B-GL-300-004/FP-001	Sustainment of Land Operations
B-GL-314-002/FP-001	Maintenance in Battle
B-GL-314-002/AM-001	Static Operations
C-01-000-001/AG-000	Technical Data Package C-01-000-100/AG-004 Production and Acquisition of Engineering Data
C-01-100-100/AG-005	Acceptance of Commercial and Foreign Government Publications as Adopted Publications
C-01-100-100/AG-006	Writing, Format and Production of Technical Publications
C-01-100-100/AG-008	Writing of Technical Manuals
C-02-005-009/AM-000	Material Management Policy - Inspection and Conditioning of Material Returned to and Held in Supply System
C-02-005-011/AM-000	Procedures and Guidelines for Mobile Repair Parties Manned by Contractor Personnel

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

C-02-006-009/AG-000	Field and Technical Service Representatives (FSR/TSR) Requirements and Terms of Reference
C-02-015-001/AG-000	Policy Procedures and Guidelines Unsatisfactory Condition Reporting
C-55-040-001/TS-002	Radio Frequency Safety Standards and Requirements
D-01-100-221/SF-000	Preparation of Special Information Instructions
D-01-002-004/SG-001	Standard for Preparation of CAF Data Item Descriptions (DIDs)
D-01-002-005/SG-001	Standard for Preparation of CAF Contract Data Requirements List (CDRL)
D-01-002-005/SG-001	Contract Data Requirements List Preparation Instructions
D-01-100-110/SF-000	Preparation of Manuscript Technical Reports
D-01-100-214/SF-000	Preparation of Provisioning Documentation for CAF Equipment
D-01-100-221/SF-000	Preparation of Special Information Instructions
D-01-400-002/SF-000	Drawings, Engineering and Associated Lists
D-02-002-001/SG-001	Identification Marking of Canadian Military Property
D-012-100-215/SF-000	Preparation of Materiel Change Notices (MCN) for CAF Equipment
DAOD 2006-0	National Defence Security Orders and Directives (NDSOD)
DNDAF	DND/CAF Architecture Framework
C2IEDM	Multilateral Interoperability Programme C2 Info Exchange Data Model

Table A5: US Military References

Reference	Title
CID/09/15A	Compromising Emanations Laboratory Test Requirements, Electromagnetics (CONFIDENTIAL)
CID/09/14	Tactical HIJACK/NONSTOP Test Requirements and Procedures (SECRET)
SDIP 27 Level A	Compromising Emanations Laboratory Test Standard
SDIP 27 Level B	Laboratory Test Standard for Protected Facility Equipment
SDIP 27 Level C	Laboratory Test Standard for Tactical Mobile Equipment/Systems
MIL-HDBK-61A	Military Handbook Configuration Management Guidance
MIL-HDBK-232A	RED/BLACK Engineering -Installation Guidelines
MIL-HDBK-419	Grounding, Bonding and Shielding for Electronic Equipment and Facilities
MIL-HDBK-454A	General Guidelines for Electronic Equipment
MIL-STD-6017C	Variable Message Format
MIL-STD-810G	Environmental Engineering Considerations and Laboratory Tests
MIL-STD-1275D	Characteristics of 28 Volt DC Electrical Systems in Military Vehicles
MIL-STD-461F	Requirements for the Control of Electromagnetic Interference Characteristics of Subsystems and Equipment
MIL-STD-464C	Electromagnetic Environmental Effects Requirements for Systems
MIL-STD-1472G	Design Criteria Standard - Human Engineering
MIL-STD-1686C	Electrostatic Discharge Control Program for Protection of Electrical and Electronic Parts, Assemblies and Equipment
MIL-STD-46855A	Human Engineering Requirements for Military Systems, Equipment, and Facilities

Page 31of 131

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2.2 Glossary of Terms and Abbreviations

Listed below is the glossary of terms and a list of abbreviations used in Annex A - Statement of Work (SOW) for the DLCSPM Software Engineering Facility (DSEF) Prof Svc contract.

Glossary

Term	Definition

C4ISR

C4ISR is a concept that integrates Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance functions, activities and capabilities to enhance deployed commanders' decision¬ making process. Land C4ISR (or LC4ISR) is the same concept but applies specifically to the Land environment of the Canadian Armed Forces.

Configuration Item (Cl)

A component of a system that is treated as a self-contained unit for the purposes of identification and change control. All configuration items (Cis) are uniquely identified by Cl registration codes and version numbers. A Cl may be a primitive system building block (e.g. code module) or an aggregate of other Cis (e.g. a subsystem is an aggregate of software units)

Contracted Resource

For the purpose of this SOW, a contracted resource is a person provided by the Contractor to provide professional services to support the DLCSPM workforce in areas that require specialized expertise, which is both hard to acquire and maintain within the federal government. More specifically, contracted resources will be "embedded" within the DLCSPM organisation, essentially working side-by-side with DLCSPM's military members and public servants to ensure the sustainment of the LC4ISR system-of-systems (SoS).

Firmware	Is to be defined as software.

In-Service Support (ISS)

In-Service Support provides operational value to defence in terms of availability and reliability of the equipment upon missions and training, and of an extension of its useful life and comprises a full array of coordinated services that address the lifecycle of weapon systems. This approach offers a single point of accountability at all points during the service life of a product. As a result, mission effectiveness and readiness are improved while the total cost of ownership is reduced.

Person-Year (PY)	Person-Year is a standardised measurement of work accomplished by one resources (person) over a 1 year period (12 months).

System	A combination of interacting elements organized to achieve one or more stated purposes

NOTE 1: A system may be considered as a product or as the services it provides.

NOTE 2: In practice, the interpretation of its meaning is frequently clarified by the use of an associative noun, e.g. radio system. Alternatively the word system may be substituted simply by a context dependent synonym, e.g, radio, though this may then obscure a system principles perspective.

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System-of-Systems (SoS)	A set or arrangement of independent systems that are related or connected to provide a given capability. The loss of any part of the system will degrade the performance or capabilities of the whole

Technical Office of Primary Interest (Tech OPI)

A civilian or military employee of Canada designated by the Technical Authority to manage day-to-day tasking related activities and associated core activities performed in support of a tasking or potential tasking for a given scope of work.

Total System Responsibility (TSR)	Total System Responsibility (TSR) is the responsibility over the requirements, design and resulting performance of the system.

2.3 List of Acronyms

Abbreviation	Description
Adm	Administration
ANOC	Army Network Operation Center
ASCA	Artillery Systems Cooperation Activities
BCP	Business Continuity Plan
C2	Command and Control
C4	Command, Control, Communications and Computing
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance
and Reconnaissance
CA	Canadian Army
CAF	Canadian Armed Forces
CDMN	Canadian Deployable Mission Networking
CGP	Controlled Goods Program
Cl	Configuration Item
CM	Configuration Management
CONEMP	Concept of Employment
CONOPS	Concept of Operations

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COTS	Commercial Off-The-Shelf
CR	Change Request
CRUD	Create, Read, Update and Delete
CS	Communications System
CSE	Communications Security Establishment (formerly CSEC)
DLCSPM	Directorate, Land Command Systems Program Management
DND	Department of National Defence
DRMIS	Defence Resource Management Information System
DSEF	DLCSPM Software Engineering Facility
DWAN	Defence Wide Area Network
E&l	Engineering and Integration
EC	Engineering Change
ECR	Engineering Change Request
EMT	Equipment Management Team
Engr/ Eng	Engineer / Engineering
GFA	Government Furnished Assets
GFE	Government Furnished Equipment
GFI	Government Furnished Information
HQ	Headquarters
IC	Integrated Circuit
ILS	Integrated Logistics Support
ILSP	Integrated Logistics Support Plan
IM	Information Management
IPT	Integrated Product Team
ISR	Intelligence, Surveillance and Reconnaissance
ISS	In Service Support
ISTAR	Intelligence, Surveillance, Target Acquisition and Reconnaissance System

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IT	Information Technology
ITAR	International Traffic in Arms Regulations
IV&V	Independent Verification and Validation
KM	Knowledge Management
LC4ISR	Land Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance
LCAM	Life Cycle Application Management
LCMM	Life Cycle Material Management
LCSS	Land Command Support System
LTSC	Long Term Support Contract
MND	Minister of National Defence
MS	Microsoft
NATO	North Atlantic Treaty Organisation
NDHQ	National Defence Headquarters
NESS	National Engineering Support Services
NPB	National Printing Bureau
NSN	NATO Stock Number
OEM	Original Equipment Manufacturer
OGD	Other Government Departments
OPI	Office of Primary Interest
PA	Procurement Authority
PMBOK	Project Management Body of Knowledge
Prof Svc	Professional Services
PSPC	Public Services and Procurement Canada
PY	Person-Year
QA	Quality Assurance
QC	Quality Control

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RfC	Request for Change
SAFe	Scaled-Agile Framework
SCA	Supply Customer Accounts
SE	System Engineering
SEM	System Engineering Management
SEMP	System Engineering Management Plan
SI	System Integration
SMS	System Management Server
SOP	Standard Operating Procedure
SoS	System-of-Systems
SOW	Statement of Work
Sp	Support
Spec	Specialist or Specialty
SPR	System Problem Reports
SQL	Structured Query Language
SRCL	Security Requirements Check List
SW	Software
SWOT	Strengths, Weaknesses, Opportunities and Threats
TA	Technical Authority
TacC2IS	Tactical Command and Control Information System
TacCOMS	Tactical Communications System
TacNet	Tactical Network
TAV	Technical Assistance Visit
TCP/IP	Transmission Control Protocol / Internet Protocol
TDP	Technical Data Package
Tech OPI	Technical OPI
TFR	Technical Failure Report

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TSIL	Tactical System Integration Laboratory
TSR	Total System Responsibility
TTP	Technics, Tactics and Procedures
UCR	Unsatisfactory Condition Report
V&V	Verification and Validation
WSM	Weapon Systems Management

3.0 REQUIREMENT

The Contractor must provide on as and when requested basis through a Task Authorization:

a) A Service Manager who will act as the single point of contact between the Contractor and the TA for all other Task Authorisation to be initiated under this SOW; and

b) Contracted resources to perform the tasks related to the four work streams identified in paragraph 3.1 below.

DLCSPM work is conducted within an agile framework principles, processes and values and should be in alignment with interrelated tasks and requirements. In 2021 DLCSPM was using the Scaled-Agile Framework (SAFe) but this will vary over the course of the contract.

3.1 Resource Categories and Work Streams

As Task Authorizations are raised to support DSEF requirements contracted resources must perform Work in one or more of the following work streams. Multiple work streams may be required to support each Task Authorizations raised.

Table 1- Resource Categories and Work Streams

Work Stream	Resource Category	Level of expertise	Short Title
1. DSEF Software Engineering and Development Environment Support Services	Network Engineer	Junior, Intermediate, Senior	Net Eng
	Network Administrator	Junior, Intermediate, Senior	Net Adm
	Services & Applications Architect	Junior, Intermediate, Senior	S&A Arch
	Help Desk Specialist	Junior, Intermediate, Senior	HD Spec
2. DSEF Software Products Engineering and Development Support Services	Products Manager	Intermediate, Senior	Prod Mgr
	Software Architect	Intermediate, Senior	SWArch

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	Software Product & Innovation Engineer	Junior, Intermediate, Senior	SW P&I Eng.
	Software Security Specialist	Junior, Intermediate, Senior	SW Sec Spec
	Software Specialist	Junior, Intermediate, Senior	SW Spec
	Programmer	Junior, Intermediate, Senior	Prgm
	Life Cycle Applications Manager	Junior, Intermediate, Senior	LCAM
3. DSEF Information & Knowledge Management Services	Documentation, Training, & Innovation Manager	Junior, Intermediate, Senior	DTI Mgr
	Software Manual Controller	Junior, Intermediate, Senior	SW Man Contr
	Software Training Product Developer	Junior, Intermediate, Senior	SW Trg Prod Dev
	Software Training Delivery Specialist	Junior, Intermediate, Senior	SW Trg Del Spec
	Software Availability, Licensing and Distribution	Junior, Intermediate, Senior	SALaD
	Database Integrator	Junior, Intermediate, Senior	DB Intgr
	Configuration Management Specialist	Junior, Intermediate, Senior	CMS
4. DSEF Specialty Software Application Quality Assurance and Quality Control Services	QA and QC Manager	Junior, Intermediate, Senior	QAC Mgr
	Quality Assurance Specialist	Junior, Intermediate, Senior	QA Spec
	Quality Control Specialist	Junior, Intermediate, Senior	QC Spec
	Test Manager	Junior, Intermediate, Senior	Test Mgr
	Test Technician	Junior, Intermediate, Senior	Test Tech

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3.2 SERVICE MANAGER TASKS

The Service Manager must perform all but not limited to the following:

a. Remain in contact with the TA on a monthly basis (or more often if/as required) to discuss upcoming work requirements in order to ensure resources are available to support evolving requirements;

b. Create and preserve the Contractor's ability to provide and/or generate capacity to execute task-based work in an economic, efficient, scalable and responsive manner;

c. Ensure that Contractor resources are identified and made available to meet the requirements of the TA, in accordance with the deliverable schedule and within the established budget for the tasks;

d. Provide quality business processes that comply with Government of Canada and DND regulations, business continuity plans, and change management;

e. Provide task management services including: task planning and initiation, execution and control, closure, and performance assurance.

f. General administrative services including: financial tracking and reporting, monthly status reports, meeting agendas, minutes, records of decision and action items, Contractor resource travel administration, material management and acquisition support, and other general administration in support of the DSEF;

g. Financial control services including: control functions to provide oversight on budgets, resource costs, task spending limits, and direct cost transactions;

h. General physical and material security services including: ensuring all Contractor resources employed under the DSEF contract hold the required and valid security clearance to work in the DSEF, are appropriately authorized access to any required DND or partner building, follow Government of Canada property management processes and practices for any material entrusted to the Contractor, and abide by DND environmental health and safety regulations while on DND premises;

i. Address task execution issues when Contractor resources are not meeting the requirements defined in the approved Task Authorization plan, recommend and coordinate project management activities including financial, planning and contracting aspects;

j. track and report the progress of projects on an ongoing basis and at planned points in time or progress;

k. engage with stakeholders and other project managers and solving problems cooperatively;

I. formulate and manage project plans by defining deliverables, identifying key milestones, reviewing project progress, and engaging in ongoing risk management;

m. conduct post-project reviews including documentation of lessons learned;

n. track and provide recommendations for the management of project risks;

o. provide a Monthly Status Report (MSR) for DND on all Tasks;

p. coordinate, prepare and submit an agenda for all Program Review Meetings (PRMs);

q. assist with the purchases of goods and/or services and ensure they are made in accordance with DND and Government of Canada procurement regulations and procedures; and

r. formally close out all tasks once they are completed.

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3.3 WORK STREAM 1 - DSEF SOFTWARE ENGINEERING AND DEVELOPMENT ENVIRONMENT SUPPORT SERVICES

The Contractor must provide resources as and when requested by Canada to support, sustain, operate, and evolve as required, the DND-owned Information Technology Infrastructure and Engineering Environments used by any of the DSEF personnel, namely; public servants, military staff, or authorized Contractor personnel. Information Technology Systems or Environments to be supported include:

a. The DLCSPM Software Engineering Facility Local Area Network (DSEF LAN). The DSEF LAN is a DND/DLCPSM owned Software Engineering Environment (SEE) host on DND premises in support of the LCSS program of record. To this end, the Contractor must manage and support all necessary hardware and software systems including network appliances, servers and enterprise software applications as well as various customized tools and security that constitutes the DSEF LAN;

b. Manage and support activities related to DLSCPM test environments including various unclassified and classified test lab environments, and at various service levels; and

c. Support additional communities of interests and technical environments as required.

3.3.1 Resource Category - Network Engineer (Net Eng)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. perform network requirements analysis and definition;

b. collaborate with other technical and engineering staff on any network requirements or architecture adjustments;

c. recommend and evaluate network engineering changes and perform a system impact analysis;

d. analyse and implement network Change Requests (CR);

e. analyse and resolve identified network related System Problem Reports (SPRs);

f. design, develop and integrate network level modifications;

g. conduct "buy and try" evaluations;

h. perform system prototyping, modeling and simulation;

i. support DSEF network architecture design;

j. provide support to DSEF network testing;

k. provide support to system integration;

I. provide support to system qualification testing;

m. provide support to the development of standard operating procedure (SOP) documentation;

n. provide system acceptance support;

o. provide V&V support on DSEF network configuration items,

p. prepare network topology, engineering and design diagrams, and accreditation documentation; and

q. perform any other Work related to this category.

3.3.2 Resource Category - Network Administrator (Net Adm)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. administer one or more computer networks that employ a broad variety of hardware, software, applications, operating systems and environments;

b. manage the configuration of the network(s);

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c. monitor and manage network performance and availability, including but not limited to troubleshooting and resolving network connectivity and performance Issues;

d. maintain network hygiene;

e. monitor and manage network security, including but not limited to firewalls, access control lists, anti-virus tools and intrusion detection systems;

f. install, configure, patch and upgrade processing, storage, networking, end-user and peripheral equipment, including but not limited to virtualization technologies;

g. install, configure, patch and upgrade network software, including but not limited to enterprise anti-virus or diagnostic programs;

h. install, configure, patch and upgrade server-side core software, including but not limited to Windows Server, SQL Server, Microsoft Active Directory, Microsoft Exchange and Microsoft SharePoint;

i. implement and maintain backup and restoration systems for mission-critical network servers;

j. regulate user access to devices, services and files,

k. provide end-user support; and

I. perform any other Work related to this category.

3.3.3 Resource Category - Services & Applications Architect (S&A Arch)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. implement software applications and information services, frameworks and strategies to meet DSEF software development and application requirements;

b. analyze, design and implement DSEF services and application architectures;

c. design, develop and assess technical options for DSEF software development and application problems;

d. analyze and evaluate alternative technology solutions to meet DSEF software development and application problems;

e. ensure the integration of all aspects of DSEF software solutions;

f. recommend options for resolving DSEF software design issues;

g. analyze functional requirements to identify information, procedures and decision flows for DSEF applications;

h. evaluate existing procedures and methods, identify and document database content, structure, and application sub-systems, and develop data dictionary;

i. define and document interfaces of manual-to-automated operations within application sub-systems, to external systems and between new and existing systems,

j. identify and document system specific standards relating to programming, documentation and testing, covering program libraries, data dictionaries, and naming conventions; and

k. perform any other Work related to this category.

3.3.4 Resource Category - Help Desk Specialist (HD Spec)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. perform a variety of network problem analysis and monitoring tasks, monitor network management systems and respond appropriately to user requests and problems;

b. perform initial problem analysis and triage problem to other staff when appropriate;

c. Maintain liaison with network users and technical staff to communicate the status of problem resolution to network users; log and track requests for assistance;

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d. develop, implement, and/or participate in the preparation of procedure manuals and documentation for help desk use; conduct periodic user satisfaction surveys and track user problem trends; make recommendations for improvements to the network systems and create reports based on information provided from user surveys and trends;

e. develop, implement, and/or participate in the distribution of network related information to users to include information such as help desk procedures and network handbooks;

f. participate in the development of a comprehensive training plan for help desk procedures; assist in training personnel providing backup coverage;

g. participate in on-site installations of network systems for users;

h. perform other related duties incidental to the work described herein; and

i. perform any other Work related to this category.

3.4 WORK STREAM 2 - DSEF SOFTWARE PRODUCTS ENGINEERING AND DEVELOPMENT SUPPORT SERVICES

The Contractor must provide software engineering resources as and when requested by Canada for the development and collaborative integration of DND owned joint and combined interoperability software solutions into LC4ISR. Specifically, this contract focuses on the following designated Land C4ISR (LC4ISR) product lines:

a. Firepower applications;

b. Intelligence, Surveillance, and Reconnaissance (ISR) applications;

c. Modelling and Simulation (MODSIM) applications; and

d. Miscellaneous LC4ISR applications.

3.4.1 Resource Category - Products Manager (Prod Mgr)

A senior level resource must perform all and an intermediate level resource must perform at least 75% of the following tasks:

a. manage one or more software experts and software products, each responsible for an element of the overall DSEF software product list;

b. manage the software product or products during the development, implementation and operations startup by ensuring that resources are made available and that the product is developed and is fully operational within previously agreed time, cost and performance parameters;

c. formulate statements of problems, establishes procedures for the development and implementation of significant, new or modified software product elements to solve these problems, and obtains approval thereof;

d. define and document the objectives for the software product - determine budgetary requirements, the composition, roles and responsibilities and terms of reference for the software product team;

e. report progress of the software product on an ongoing basis and at scheduled points in the life cycle;

f. meets in conference with stakeholders and other product managers and states problems in a form capable of being solved;

g. prepare plans, charts, tables and diagrams to assist in analyzing or displaying problems; work with a variety of product management tools,

h. ensures product sign-off; and

i. perform any other Work related to this category.

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3.4.2 Resource Category - Software Architect (SW Arch)

A senior level resource must perform all and an intermediate level resource must perform at least 75% of the following tasks:

a. develop technical architectures, frameworks and strategies to meet DSEF software development and application requirements;

b. analyze, design and implement DSEF software and application architectures;

c. design, develop and assess technical options for DSEF software development and application problems;

d. analyze and evaluate alternative technology solutions to meet DSEF software development and application problems;

e. ensure the integration of all aspects of DSEF software solutions;

f. recommend options for resolving DSEF software design issues;

g. analyze functional requirements to identify information, procedures and decision flows for DSEF applications;

h. evaluate existing procedures and methods, identify and document database content, structure, and application sub-systems, and develop data dictionary;

i. define and document interfaces of manual-to-automated operations within application sub-systems, to external systems and between new and existing systems;

j. identify and document system specific standards relating to programming, documentation and testing, covering program libraries, data dictionaries, and naming conventions; and

k. perform any other Work related to this category.

3.4.3 Resource Category - Software Product & Innovation Engineer (SW P&l Eng)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform 50% of the following tasks:

a. lead the technical vision for DSEF products and capabilities;

b. develop technical architectures, frameworks and strategies to meet DSEF system requirements;

c. analyze, design and implement DSEF produced systems and architectures;

d. design, develop and assess technical solutions to address complex DSEF system issues;

e. analyze and evaluate alternative technology solutions to meet DSEF system problems;

f. ensure the integration of all aspects of DSEF system and solutions;

g. recommend options for resolving DSEF system and design issues;

h. update and evolve the DSEF products System Breakdown Structures;

I. define and document interfaces within DSEF sub-systems, to external systems and between new and existing systems;

j. produce, document and manage system architectural designs and guidance, with contributions from across all engineering and support disciplines, to achieve comprehensive DSEF system implementation; and

k. perform any other Work related to this category.

3.4.4 Resource Category - Software Security Specialist (SW Sec Spec)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

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a. review, analyze, and provide recommendations on software security requirements for software and software interfaces;

b. provide expertise in the following areas: applications and network security; communications security; identity and access management; security assessment and testing; security operations; and software development security;

c. liaise with other technical discipline specialist to ensure software confidentiality, availability and integrity from a security point of view;

d. provide software security integration, analysis, and evaluation support;

e. prepare the planning and procurement support documentation for software security;

f. review, analyze, and provide recommendations relating to software security components and associated documentation;

g. conduct design, technical, and management reviews to monitor, advise, and report on progress and potential problems;

h. conduct and/or witness software security integration testing and evaluation;

i. conduct technical definition studies and options analysis; and

j. perform any other Work related to this category.

3.4.5 Resource Category - Software Specialist (SW Spec)

A senior level resource must perform all and an intermediate level resource must perform at least 75% of the following tasks, and a junior level resource must perform at least 50% of the following tasks:

a. review, analyze, and provide recommendation on software and applications interface documentation;

b. recommend software related system level solutions for discrepancies, deficiencies, and changes to equipment and specifications;

c. liaise with software development and application technical groups to ensure system integrity, performance, reliability, and maintainability;

d. provide software and application integration, analysis, and evaluation support;

e. prepare the planning and procurement support documentation for software and applications;

f. review, analyze, and provide recommendations relating to software components and associated documentation;

g. conduct design, technical, and management reviews to monitor, advise, and report on progress and potential problems;

h. conduct and/or witness software integration testing and evaluation;

i. conduct technical definition studies and options analysis; and

j. perform any other Work related to this category.

3.4.6 Resource Category - Programmer (Prgm)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. select and incorporate available software programs;

b. design detailed programs, flow charts, and diagrams indicating mathematical computation and sequence of machine operations necessary to copy and process data and print the results;

c. translate detailed flow charts into coded machine instructions and confer with technical personnel in planning programs;

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d. verify accuracy and completeness of programs by preparing sample data, and testing them by means of system acceptance test runs made by operating personnel;

e. correct program errors by revising instructions or altering the sequence of operations;

f. test instructions, and assemble specifications, flow charts, diagrams, layouts, programming and operating instructions to document applications for later modification or reference;

g. create and modify code and software;

h. create and modify screens and reports;

i. design methods and procedures for small computer systems, and sub-system of larger systems;

j. produce forms, manuals, programs, data files, and procedures for systems and/or applications; and

k. perform any other Work related to this category.

3.4.7 Resource Category - Life Cycle Applications Manager (LCAM)

The contracted resources must support all LC4ISR life cycle application management (LCAM) functions, including software lifecycle management: configuration management, code archiving and storage, versioning, training, documentation, packaging, handling, storage and transportation, problem resolution, and other software maintenance support. A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. conduct engineering studies and analysis to provide technical solutions to stated application or operational requirements/problems including preparation of Engineering Changes (ECs);

b. prepare and issue Material Change Notices (MCNs) whenever ECs affect end-items such as part numbers, drawing numbers, manufacturer's code, quantities and applicability;

c. define standards and criteria relevant to applications and software maintenance;

d. prepare, modify or update specifications and drawings;

e. prepare, modify or update software handbooks, application lists, operating manuals and technical instructions and orders;

f. perform configuration management;

g. monitor and report on software applications under management including cataloguing activities, version control, obsolescence issues, upgrade options, and divestment activities;

h. perform analysis of software maintenance, repair and overhaul data;

i. investigate Unsatisfactory Condition Reports (UCRs) and Technical Failure Reports (TFRs);

j. prepare technical statements of requirement, draft specifications and purchase descriptions;

k. prepare data for initial provisioning and distribution;

I. review the design, development, manufacture, installation and testing of prototype software modifications;

m. prepare support cost option analysis for systems and equipment;

n. review disposal certificates, making appropriate recommendations;

o. Track and analyse updates to supported items and provide advice of impact to current software, applications and systems; and

p. perform any work related to this category.

3.5 WORK STREAM 3 - DSEF INFORMATION & KNOWLEDGE MANAGEMENT SERVICES

The Contractor must provide resources as and when requested by Canada to ensure all production deliverables under the DSEF Software Products Engineering & Development Support Services are appropriately configured, securely managed and available for use by authorized users in accordance with national policies and procedures. The Contractor must also assist DLSCPM in its efforts to innovate and evolve DSEF systems and products. The TA is the release authority for production deliverables and must be consulted prior to applications either being released to the client for immediate employment, or sent to Software Integration Support Activities for inclusion in future LCSS baselines. IM/KM services are expected to include, but are not limited to:

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a. The creation or updating of documentation, training references and manuals, user guides, computer-based training, and features imbedded within software production deliverables.

b. Appropriate software support services to ensure that:

i. Software product availability, licencing, and distribution adheres to applicable policies, standards, and authorities. Software which is authorized for release is intended for immediate client use and must have undergone quality assurance and control, are complete with documentation, and can be conveniently installed, configured, employed, and supported; and

ii. Software products intended for LCSS integration efforts have undergone quality assurance and control, are complete with documentation, and can be conveniently installed, configured, and integrated by downstream OEMs in support of future LCSS baselines.

c. Databases required to support LC4ISR systems are integrated in a manner which permits interoperability with partnering nations, using agreed upon standards for allied information exchange, respecting applicable information classification policies, as well as maximizing the use of modern industry standards.

d. Configuration management control and standardization of all the software products released by the DSEF.

3.5.1 Resource Category - Documentation, Training, & Innovation Manager (DTI Mgr)

The contracted resources must provide documentation, training, and training development improvement support to all DSEF & original equipment manufacturer engineering functions and activities. A senior level resource must perform all and an intermediate level resource must perform at least 75% of the following tasks:

a. lead the documentation, training, and training enhancement support team;

b. consolidate, edit, standardize, recommend changes to, manage, perform versioning, control as well as release and storage of DSEF and original equipment manufacturer developed software manuals and related documentation;

c. lead the development of software training packages, embedded software start-up tutorials, and other autonomous or self-learning tools to assist users with familiarization and mastery of developed software products;

d. provide support and advice regarding the management of software documentation and training; and

e. perform any work related to this category.

3.5.2 Resource Category - Software Manual Controller (SW Man Contr)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. manage repository of software development manuals, testing documentation, and all other documentation related to software developed by the DSEF or original equipment manufacturers;

b. monitor and report on documents under management including versions, document types, release registry, and archiving activities;

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c. perform verification of documentation standardization and completeness, reporting discrepancies to management;

d. recommend software documentation best-practices to members of DLCSPM, DSEF and original equipment manufacturers; and

e. perform any work related to this category.

3.5.3 Resource Category - Software Training Product Developer (SW Trg Prod Dev)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource will perform at least 50% of the following tasks:

a. develop training products to support in service use of software, including participating in training needs analysis work, developing products to support initial cadre training, and recommending training methods;

b. plan, design and develop professional quality, engaging and effective multimedia training materials, courseware and instructional/reference material for instructor-led classroom training, self-paced electronic learning (e-learning), virtual classroom training and web-based training modules, as well as embedded software training modules, tutorials, help files and job aids for business- or mission-critical software systems;

c. develop Computer Based Training (CBT) and other non-classroom training mechanisms;

d. plan, design and develop training and reference materials for delivery outside of conventional classroom environments, including self-paced student learning via learning management system or embedded training modules;

e. advise on the appropriateness, applicability and effectiveness of specific methods, environments, tools and technologies for training development and delivery as they relate to particular products and training audiences;

f. provide V&V support and tailoring as required for OEM delivered training materials; and

g. perform any work related to this category.

3.5.4 Resource Category -Software Training Delivery Specialist (SW Trg Del Spec)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource will perform at least 50% of the following tasks:

a. deliver training products to support in service use of software, including participating in training needs analysis work, developing and delivering initial cadre training, and providing training tools and materials;

b. deliver and enhance multimedia training materials, courseware and instructional/reference material for instructor-led classroom training, self-paced electronic learning (e-learning), virtual classroom training and web-based training modules, as well as embedded software training modules, tutorials, help files and job aids for business- or mission-critical software systems;

c. deliver initial cadre training and provide a surge capacity for training delivery when required;

d. provide advice and expertise on the development of Computer Based Training (CBT) and other non¬ classroom training approaches;

e. advise on the appropriateness, applicability and effectiveness of specific methods, environments, tools and technologies for training development and delivery as they relate to particular products and training audiences;

f. provide V&V support and tailoring as required for OEM delivered training materials; and

g. perform any work related to this category.

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3.5.5 Resource Category - Software Availability, Licensing and Distribution (SALaD)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. process software license requests;

b. provide assistance and troubleshooting as it relates to software key distribution and activation;

c. track software license distribution and availability;

d. maintain accurate records of license assignment, and periodically review/audit to ensure license distribution continues to meet operational needs;

e. track software license renewals and advise relevant procurement authorities to initiate renewals with sufficient time for the full procurement process to take place;

f. coordinate with relevant DLCSPM staff on license requirements for upcoming and/or ongoing operations and exercises. Participate in planning as required to support such activities;

g. advise DLCSPM staff on software baselines as it relates to software licensing for baseline development and engineering;

h. assist the DLCSPM fielding team in developing plans for the rollout of new software (or updates to software) in accordance with the fielding plan, including software configuration control and license management;

i. manage the DLCSPM library media center, including but not limited to processing requests for media, initiating DLCSPM approval workflows, accepting deliveries and conducting configuration management of new products; and delivering or shipping new arrivals to intended recipients;

j. assist the contract management office of DLCSPM by processing software-related Government Furnished Information (GFI) requests and track all software-related GFI deliveries;

k. support CAF operations including support to Army Network Operation Center (ANOC), National Engineering Support Services (NESS), and the Canadian Deployable Mission Networking (CDMN) Configuration Control Board (CCB);

I. maintain positive control over the DLCSPM library media hardware assets including, but not limited to, CDs, DVDs, sleeves, scrubber, disk burner, storage devices, USB replicators, laptops and desktops;

m. maintain backups of media;

n. maintain and update the DLCSPM library media center disaster recovery and business continuity plans (BCP); and

o. perform any work related to this category.

3.5.6 Resource Category - Database Integrator (DB Intgr)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. oversee all facets of the data conversion process;

b. complete mapping, interfaces, mock conversion work, enhancements, actual conversion, and verify completeness and accuracy of converted data;

c. establish a strong working relationship with all clients, interact effectively with all levels of client personnel, and provide conversion support;

d. analyze and coordinate data file conversions;

e. work with importing files from heterogeneous platforms;

f. conduct, plan and design database migration procedures;

g. conduct data mapping between application systems and subsystems;

h. conduct data transformation and data mediation between a data source and a destination;

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i. identify and document data relationships as part of data lineage analysis;

j. document database structure and data integration;

k. consolidate multiple databases into a single database and identify redundant information and document findings;

l. perform Extract, Transform, Load (ETL) process for data migration processes;

m. develop and document the database audit, archiving, and restoration processes;

n. develop quality standards to ensure data quality and integrity across various database systems;

o. provide problem-solving expertise and complex analysis of data to develop business intelligence integration designs;

p. conduct and document data mapping between MIL-STD and STANAG used by an application systems and subsystems and the database;

q. conduct, document and review symbology mapping; and

r. perform any of the Work related to this category.

3.5.7 Resource Category - Configuration Management Specialist (CMS)

The contracted resources must provide configuration management (CM) support to all software engineering activities in support of in-service and emerging systems, doing so using DLCSPM's CM tool. A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. assist in the conduct of physical configuration audit (PCA) activities;

b. manage Engineering Change Requests (ECR);

c. advise and provide subject matter expertise on the implementation of CM within DLCSPM;

d. provide data management support and tracking for all CM artefacts such as Change Control documentation, Technical Data Packages (TDP) reviews, and other change management services;

e. consult and engage with technical staff to ensure consistent, effective and efficient application of Configuration Management practices;

f. track the status of all CM activities and process artifacts within DLCSPM;

g. manage CM information systems;

h. provide CM information system expertise;

i. establish and maintain baselines in CM information systems; and

j. perform any work related to this category.

3.6 WORK STREAM 4 - DSEF SPECIALTY SOFTWARE APPLICATION QUALITY ASSURANCE AND QUALITY CONTROL SERVICES

The Contractor must provide resources as and when requested by Canada to ensure all production deliverables under the DSEF Software Products Engineering & Development Support Services go through QA and QC processes that are satisfactory to the TA prior to these applications either being released to the client for immediate employment, or sent to Software Integration Support Activities for inclusion in future LCSS baselines. IM/KM services are expected to include, but are not limited to:

a. Quality Assurance of all software products released by the DSEF;

b. Quality Control of all the software products released by the DSEF, and

c. Appropriate testing and packaging services to ensure that:

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i. Software products intended for immediate client use can be conveniently installed, configured, employed, and supported, and

ii. Software products intended for LCSS integration efforts can be conveniently installed, configured, and integrated by downstream OEMs in support of future LCSS baselines.

3.6.1 Resource Category - Quality Assurance & Quality Control Manager (QAC Mgr)

The contracted resources must provide comprehensive quality assurance and control of DSEF & other equipment manufacturer software products. A senior level resource must perform all, an intermediate level resource must perform at least 75% of the following tasks:

a. lead development of test plans, test scripts and test data;

b. participate in functional and technical design reviews, perform integration/functional and system testing, and verify test results;

c. identify, document and maintain registry of software defects;

d. participate with other project resources to resolve defects;

e. perform regression testing of software applications; and

f. perform any other Work related to this category.

3.6.2 Resource Category - Quality Assurance Specialist (QA Spec)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. execute test plans, test scripts and record test data;

b. participate in functional and technical design reviews, perform integration/functional and system testing, and verify test results;

c. identify and document software defects;

d. participate with other project resources to resolve defects;

e. perform regression testing of software applications; and

f. perform any Work related to this category.

3.6.3 Resource Category - Quality Control Specialist (QC Spec)

A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. monitor test plans, test scripts and record test data;

b. maintain registry of software defects;

c. participate with other project resources to resolve defects; and

d. perform any other Work related to this category.

3.6.4 Resource Category - Test Manager (Test Mgr)

A senior level resource must perform all, an intermediate level resource must perform at least 75% of the following tasks:

a. identify and analyse test requirements;

b. develop and promulgate test strategies, plans and procedures;

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c. develop, perform and review manual and automated testing, including investigative testing in support of debugging and system problem report resolution;

d. provide advice, guidance and coordination efforts for test strategies and plans, selection of automated testing tools, and identification and management of resources required fortesting;

e. plan, monitor, control and schedule testing efforts for large systems, including the execution of systems integration tests, specialized tests, and user acceptance testing;

f. lead, guide and monitor the analysis, design, implementation and execution of the test cases, test procedures and test suites; and

g. perform any work related to this category.

3.6.5 Resource Category - Test Technician (Test Tech)

The contracted resources in this Resource Category must perform work in one or more of the following focus areas: system, hardware, software and firmware. A senior level resource must perform all, an intermediate level resource must perform at least 75%, and a junior level resource must perform at least 50% of the following tasks:

a. ensure focus area requirements traceability is built within test plans and procedures;

b. conduct focus area technical definition studies and options analysis;

c. program and use automated testing tools, network analysis and similar test equipment as may be required for the tasks;

d. provide subject matter expertise to test and validate focus area performance against identified standards and accuracy of related documents and DSEF system artifacts;

e. develop focus area test scenarios and test scripts;

f. establish focus area testing procedures for unit test, integration testing and regression testing with emphasis on automating the testing procedures;

g. establish and maintain source and object code libraries for a multi-platform, multi-operating system environment;

h. manage walkthroughs and reviews related to testing and implementation readiness;

i. perform various focus area tests to ensure products meet the specified standards and function properly;

j. monitor, assemble, improve and manipulate focus area products to ensure it is in no way defective;

k. conduct and/or witness focus area integration testing and evaluation;

l. assist and prepare train-the-trainer documentation and end user training activities;

m. conduct focus area design, technical, and management reviews to monitor, advise, and report on progress and potential problems;

n. provide V&V services on focus area software and documentation delivered by other contractors and/or other resellers as it relates to DSEF artifacts;

o. supervise testing personnel to ensure tests are conducted in accordance with test plans and procedures, using structured testing techniques; and

p. perform any work related to this category.

3.7 APPLICATION DETAILS

Systems and software to be supported will vary over the course of the contract. At contract award, the applications include but are not limited to.

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a. Firepower Applications:

i. NATO Armaments Ballistic Kernel (NABK) - SG2 Shareable (Fire Control) Software Suite (S4) Support - The S4 is a set of coherent cooperative projects that provides ballistics related functionality(trajectory simulation, computation of firing data, etc.) for use in technical fire control systems and laboratory applications within the Ballistics Fire Control Domain. The S4 is written in the Ada programming language with code and processes conforming to the AOP-49 SG/2 Quality System. The foundation of the technology implemented within the S4 is recognized international standards and NATO Standardisation Agreements (STANAGS). This task is to support the development of the S4. The S4 implements a variety of NATO STANAGs, for example, 4355 and 6022 for artillery fire control and meteorological modelling. This task also supports the development, maintenance and integration of S4 into the Indirect Fire Control Software Suite (IFCSS), and the implementation of interoperability standards as part of the Artillery Systems Cooperation Activities (ASCA), a multi-national operating standard that Canada has recently adopted. The S4 project distributes a new release each year.

ii. IFCSS (Indirect Fire Control Software Suite) / Artillery Management Information System (ArtyMIS) - This task is to maintain, adapt and develop in-service software for DND's indirect fire weapons systems (field artillery and mortars) using the S4 products to maintain interoperability with allied systems.

iii. Artillery systems and Artillery support systems- This task is to support the Directorate Artillery Systems Program Management (DASPM) in the software evolution, system integration and testing of DND's indirect fire weapon systems and the sensors which support them (for example, muzzle velocity radars, meteorological sounding systems, target designators). To support DASPM 3, the following services are expected to occur:

A. Engineering Management- Perform field trial Problem Report (PR) investigations; Coordinate position reporting from Digital Gun Management System (DGMS) into LCSS with Application Services Infrastructure Subsystem (ASIS); LCSS Baseline Coordination for the integration of new IFCSS I DGMS versions

B. System Engineering Services - Provide maintenance support of the Detachment Commanders Display Terminal (DCDT) Image in LCSS and potential release of new Navigational Display Unit (NDU) version; provide support to the Equipment Management Team (EMT) for the testing of the Direct Fire functionality within the DGMS; provide maintenance support of CM/DM firmware/software/images; support Gun Laying Unit (GLU) Modernization; conduct NDU delivery packaging and re-integration with LCSS; improve the Muzzle Velocity Indicator (MVI) data processing within DGMS and IFCSS; and provide maintenance support for the resolution of issues interfering with the proper operation of digital fire missions at the gun line

C. Software Engineering - The Contractor must support the implementation of new natures of ammunition within DGMS and IFCSS including support s/w coordination and testing of Precision Guidance Kit (PGK) within the NABK programme and other Problem Report (PR) investigations.

iv. Ballistics Calculator SW (BCS) - This task is to maintain, adapt, develop and support software for DND's sniper systems across a variety of weapon calibres. The Contractor must provide integration expertise and improved accuracy over the software lifecycle using the NABK. The Contractor must perform vignette testing and verification. Software maintenance typically includes corrective, adaptive, enhancive and preventative maintenance.

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v. Artillery Systems Cooperation Activities (ASCA) - ASCA is a single program for digital interoperability agreed by all member nations, which supports timely, responsive and effective delivery of indirect fires across the full spectrum of conflict in all coalition scenarios. The interface supports sharing key Fire Support Command and Control information (Target management, artillery target intelligence, fire unit status, fire mission execution, fire planning, geometries (FSCM and ACM)). This task is to maintain, adapt and develop in-service software for the Artillery Systems Cooperation Activities (ASCA) interoperability gateway and support message transfer between the IFCSS/ArtyMIS/FATES system and coalition partners using the LCSS infrastructure. ASCA uses a set of twenty-six standardized messages.

b. Intelligence, Surveillance, and Reconnaissance (ISR) Applications :

i. ISRA -The Intelligence, Surveillance, and Reconnaissance Applications (ISRA) team at the DSEF is developing a suite of software applications that supports ISTAR sensor integration into the LC4ISR, with a mandate to increase the Commander's battlefield Situational Awareness (SA) and create a network to disseminate, store, retrieve and exploit sensor information. ISTAR assets provide information on the battlespace by employing multiple methods. These include radar (Ground Moving Target Indicating (GMTI) data (STANAG 4607) and Synthetic Aperture Radar (SAR) imagery), ElectroOptical and Thermal Imagery (EO/TI) still imagery (STANAG 4545) and motion imagery (STANAG 4609). A core component of this task is the development and maintenance of the following ISR applications:

A. Coalition Shared Database (CSD): The CSD is a repository to store and disseminate ISR data products

B. Coalition Shared Database Next Generation (CSD-NG): This is a modern implementation of the CSD to store and disseminate ISR data products

C. The Canadian Lightweight ISR Client (CLIC): CLIC provides users with access to the Coalition

Shared Database (CSD and CSD-NG)

The team is also responsible for supporting the Multi-Sensor Aerospace-Ground Joint Intelligence, Surveillance and Reconnaissance Interoperability Coalition (MAJIIC) and deploying ISRA components on the Battlefield Information Collection and Exploitation Systems (BICES) network.

ii. Chemical, Biological, Radiological, Nuclear (CBRN) - This task is to provide software engineering resources for the System of Systems (SoS) testing, integration, validation, and field support of various specialized CBRN tools, enabling sensor integration and decision support applications on C4ISR systems.

iii. Geomatics Support to Operations and Training and Force Generation events - This task is to provide software engineering resources for the Mobile Map Builder (MMB), which is a Windows desktop application that can display map data from various data sources such as ArcGIS, MapSpark, MBTiles, etc. MMB allows for the clipping and exporting to several output types such as GeoPackage (.gpk), ArcGIS TilePackage (.tpk), MBTiles, JPEG, GeoTIFF, MBTiles, etc.

iv. Intelligence Collation Environment (ICE) - This task provides software engineering resources for the Intelligence Collation Environment (ICE), which is a Windows desktop client-server application that allows users to collate and query information from various data sources such as CSD/CSD-NG, Network File Shares, SharePoint, and DDF and to perform analysis and create reports on the data. Intelligence Collection Environment (ICE) is getting support of the Intelligence community as a tool of choice to support the Intelligence process at the tactical level, as well as at the operational and strategic ones.

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c. Modelling and Simulation Applications:

i. Simulation Baseline - This task is to provide software engineering resources for the development, engineering, configuration management, maintenance and support of the Simulation Baseline which is an integrated collection of standalone Simulation applications and middleware, engineered to provide the flexibility to be deployed as either a single or collective simulation capability. The task provides a capability that is deployable, networkable set of simulation services and associated software, is used to provide stimulation of the LCSS for Command Support training at both individual and collective levels, is used to provide training environments for Canadian Army Doctrine and Training Centre (CADTC) and finally is used to provide experimentation environment for Defence Research and Development Canada (DRDC).

ii. Modeling and Simulation Applications - This task is to provide software engineering resources to develop and maintain, engineer, integrate as well as support other Modeling and Simulation applications which are part of the Simulation Baseline or part of the set of applications used to support Modeling and Simulation in the Canadian Armed Forces. Some examples of this are development and maintenance of the following:

A. Interim Crew Gunnery System (ICGS) - The Interim Crew Gunnery System Simulator was designed, architected, developed and fielded in support of an interim capability to the Land Vehicle Crew Training System (LVCTS). The development and delivery is now complete, the responsibility for ongoing in-service support falls under Directorate Combat Support Equipement Management 7 with support from DLCSPM.

B. SimSpeak and SimSpeak Networked Appliance - SimSpeak is a simulated software radio with various functioning faceplates such as the Controller Selector Box (CSB), Controller Interface (Cl) as well as others. SimSpeak is used for buttonology training, communications training, real radio- to-sim, sim-to-real radio during exercises and events and is used by CFSCE, CASC, at all Divisional Simulation Centres, LCSS System of System, the Royal Canadian Airforce, the Unitied Kingdom Ministry of defence and others. The SimSpeak Networked Appliance (SNAP) is a dedicated SimSpeak data terminal (CSB interface) which includes: a Tablet, a push-to-talk device (PTT), headset, network and power adaptors.

C. Mobile Domain Classroom Trainer -The Mobile Domain Classroom Trainer (MDCT), which is a component of the Mobile Domain Training Platform (MDTP). This capability will provide simulated Tactical Battle Management Computers (TBMC) and Combat-Net Radio (CNR) to allow Soldiers to develop, learn, and practice Tactics, Techniques, and Procedures (TTP) using relevant portions of the LCSS Mobile Domain capability. MDCT emulates the took and feel of the Canadian Army Mobile Tactical Battle Management System.

D. Miscellaneous Modeling and Simulation Applications - Civilian Activity Modeller for Exercises (CAMX), Common Open Research Emulator (CORE), Extendable Mobile Ad-hoc Network Emulator (EMANE), Digital Virtual Trainer System (currently Virtual BattleSpace 3) and integration of various tools developed by other suppliers into the Simulation Baseline.

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d. Miscellaneous LC4ISR Applications:

i. Multi-Sensor Data Fusion (MSDF) - This task maintains, adapts and develops middleware software to connect Intelligence Surveillance Target Acquisition and Reconnaissance (ISTAR) sensors to command and control nodes for counter battery missions, surveillance, target acquisition, cross cueing and airspace coordination.

ii. Engineering Command and Control Information System (EC2IS) - This task maintains, adapts and develops EC2IS for the Combat Engineers. The system features specialist software that facilitates engineering planning and reconnaissance, EC2IS is available in two (2) suites. The Reconnaissance (RECCE) Suite combines a Global Positioning System (GPS), laser vector binocular, digital still camera, laptop computer, and custom software to provide an integrated reconnaissance capability. The Command and Control (C2) Suite combines a laptop with specialized combat engineer software.

iii. Tactical Asset Configuration Information System (TACIS) - This task maintains, adapts and develops TACIS for the accounting and inventory management of software and hardware assets throughout the Canadian Army field force and other supporting CAF and DND organizations. The Contractor is also responsible for bulk loading of data into the TACIS database (for new equipment to be tracked in TACIS) and the on-going monitoring of TACIS usage and overall system performance.

iv. Variable Message Format Processor (VMFP) - This task is to provide engineering resources for the maintenance, adaptation and development of the VMF protocol, as specified in MIL-STD-6017, into LC4ISR through translation services between LC4ISR XML VMF and VMF binary message formats.

4.0 DELIVERABLES

Some resources may be required to submit various deliverables resulting from the services provided. All deliverables will be fully described (in terms of content, format, timeline, quantity, etc.) as part of the Task Authorization. Deliverables may include, but are not limited to, the following:

a. Software manuals and documentation;

b. Software artefacts, including source code;

c. Application specifications and holdings;

d. Assessment reports;

e. Test reports;

f. Technical studies;

g. Comments on draft TTP, CONOPS, CONEMP, etc.;

h. Identify future training requirements;

i. Lessons learned reports;

j. Data Lists;

k. Technical Data Packages (TDPs);

l. Maintenance agreements;

m. Technical orders, including maintenance plans, installation instructions, data summaries, etc.,

n. Products in support of Sprints, Planning Increments, Inspect and Adapt events, etc. or other agile framework products; and

o. Report on Diversity and Inclusion.

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4.1 Technical Reports

In accordance with the Task Authorization, some resources may be required to submit technical reports, which may include, but not limited to, the following:

a. General description of the reason for report;

b. Background of the task;

c. References;

d. Analysis of the task;

e. Options investigated;

f. Recommended option;

g. Analysis and design of a solution;

h. Significant issues that could affect the implementation of the solution;

i. Test procedures and test results;

j. Cost and schedule for the implementation of the recommended solution;

k. Reports in support of Sprints, Planning Increments, Inspect and Adapt events, etc. or other agile framework products;, and

l. Conclusions and recommendations.

4.2 Trip Reports

Unless otherwise specified by the TA in the Task Authorization, resources (whom have been authorized by the TA to travel to perform work related to this SOW must prepare and submit a trip report to the TA for review and approval no later than fifteen (15) working days after return from the trip. The trip report will contain, at a minimum, but not limited to, the purpose of the trip, results of the trip and any actions required to be completed by the Contractor.

4.3 Training Packages

In accordance with the Task Authorization, some resources may be required to submit training packages, which may include, but not limited to, the following:

a. Training material;

b. Course syllabi, and

c. Evaluation metrics.

4.4 DND Architecture Framework (AF) and DoD AF Products

In accordance with the Task Authorization, and as described in the latest version of the DND AF, the contracted resources may be required to prepare and submit any of, but not limited to, the following:

a. System views;

b. Operational views; and

c. Security views.

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4.5 Agile Framework Enhanced Products

In accordance with the Task Authorization, and as described in the latest version of the framework employed within DLCSPM, the contracted resources may be required to prepare and submit any of, but not limited to, the following:

a. User Stories;

b. Features;

c. Tasks;

d. Milestones; and

e. Risks.

4.6 Progress Review Meetings

Progress Review Meetings (PRMs) must be conducted at least annually. These PRMs must encompass the total program status as of the review date, and must present, for resolution, all known problems as of that date. In addition, the Contractor must present a summary of overall program progress, including the status of tasks. This review must also serve to prioritize all outstanding tasks and problem reports.

4.7 Report on Diversity and Inclusion

The Contractor must provide to the Technical Authority and to the Contracting Authority on a semi-annual basis a report which will outline data collection to support Gender-Based Analysis Plus (GBA+) from year to year. The report should highlight the ongoing efforts under this contract to ensure gender, diversity, and inclusion considerations are integrated in the development and renewal of the organizational hiring strategies, policies, programs, and services. The report must contain but not limited to the following information:

a. Net number of new recruits women, men and gender diverse people as well as persons with disability employed since the contract was awarded;

b. human resources strategy on hiring diverse groups;

c. new GBA+ data collection initiatives undertook since contract was awarded;

d. increase uptake of new internal Diversity and Inclusion development program(s), and/or are in a partnership with Canadian Universities Co-op program(s) put in place during the contract period; and

e. Past and current activities undertaken to advance diversity and inclusion in the workplace as well as proposed future plans or additional activities which will create long-term, sustainable economic benefits for diverse groups or minority-owned businesses.

The format of this report must be in MS Word or other format acceptable to the Technical Authority and to the Contracting Authority.

4.8 Report on Indigenous Participation

The Contractor must provide to the Technical Authority and to the Contracting Authority on an quarterly basis a report which will outline data collection to support Indigenous Participation in the performance of the Work from year to year. The report should highlight the ongoing efforts under this contract to ensure Indigenous Participation considerations are integrated in the development and renewal of the organizational hiring strategies, policies, programs, and services, or otherwise resourcing via such strategies as subcontracting. The report must contain but not limited to the following information:

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a. net number of employment or sourcing of Indigenous peoples resources or subcontracting businesses to perform the Work since the contract was awarded;

b. human resources strategy and/or subcontracting strategy on retaining Indigenous peoples for the performance of the Work;

c. diversity/indigenous participation data collection initiatives undertaken in support of the above performance of the Work;

d. update of skills development and on-the-job training;

e. total estimated cost allotted to the Indigenous Participation under this contract;

f. past and current activities undertaken to advance Indigenous peoples in the workplace as well as proposed future plans or additional activities which will create long-term, sustainable economic benefits for Indigenous groups or Indigenous businesses.

g. outline any deviations from the plan or unforeseen circumstances that may be out of the Contractor's control which may have an impact on the achievement of the commitment; and

h. for each proposed subcontracting Indigenous businesses, a copy of the Procurement Strategy for Indigenous Business (PSIB) certification must be provided to the Contracting Authority.

The format of this report must be in MS Word or other format acceptable to the Technical Authority and to the Contracting Authority.

5.0 DND SUPPORT TO CONTRACTOR

5.1 Work Site and Facilities

Under normal circumstances, most of the contracted resources will work in one main DND facility with the added requirement to access others for occasional meetings or other types of collaborative work. At the contracted resource's main work location, Canada will provide cubicles, telephones, networked computer workstations or laptops, servers and required software and hardware for contractor resources required by DND to work in a DND facility.

5.1.1 Alternate Work Locations - Business Continuity Contingencies

Should any portion of the 'DSEF Business Continuity Plan', or analogous Business Resumption efforts developed as part of DSEF Management Support Office, be raised for any period of time, Canada will adopt contingency measures to pursue its objectives within the scope of this SOW. However, Canada may not be in a position to provide the Contractor with identical DND facilities, and software development work may be further restricted by other policies or regulations.

Consequently, under business continuity or resumption measures, the Contractor must assist DLCSPM in its efforts to resume DSEF operations by readjusting outputs, outcomes, and alternate work arrangements with the TA.

5.1.2 Location of DND and other Government Facilities

The exact location where contracted resources will perform their work will be specified by the TA in the Task Authorization. Contracted resources required to work in, or access, DND or other government facilities will do so in facilities located primarily within the National Capital Region (NCR). More specifically, DLCSPM work locations include, but is not limited to, the following:

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
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a. National Printing Bureau (NPB) located at 45 Sacre-Coeur Boulevard, Gatineau, QC;

b. DLCSPM Software Engineering Facility (DSEF) located at 105 Hotel-de-Ville Street, Gatineau, QC;

c. DLCSPM Geo Support Team located at 615 Booth, Ottawa, ON; and

d. National Research Council Facility located at 1920 Research Private, Ottawa, ON.

Due to the proximity with the user community, some contracted resources could be required to perform work in the vicinity of the Canadian Forces Base in Kingston, ON. In such cases travel cost will not be authorised. Exact location for these resources will be specified by the TA in the Task Authorization.

5.1.3 Third Party Facilities

Some contracted resources may be required to work at, and attend meetings at third party facilities located in the NCR, elsewhere in Canada, or abroad. For instance, some contracted resources may be tasked to witness testing of equipment at an Original Equipment Manufacturer's facility. In such cases, the contracted resources must follow the Third Party Contractors' regulations such as general safety and security policy. More specifically, third party facilities locations in support of DLCSPM work which the Contractor may be called to access include, but is not limited to, the following:

a. Tactical System Integration Lab (TSIL) housed within General Dynamics Mission Systems (GDMS) Canada facilities located at 1941 Robertson Road, Ottawa, ON, and

b. General Dynamics Mission Systems (GDMS) Canada facilities located at 1020 68 Avenue NE, Calgary, AB.

5.1.4 Field Support Work

Given that DSEF produced specialty software applications and/or systems are either integrated for use within the broader LCSS system, or used independently by the Canadian Army or NATO partners in various locations in Canada and abroad, it is expected that some contracted resources will be required to support operations, exercises, tests, evaluations, etc. in deployed locations including but not limited to theatres of operations in foreign countries such as Latvia.

Contracted resources may be required to travel in support of such activities, and the contracted resources will do so only after having received approval from the TA. All relevant details including, but not limited to, the risks associated with said field support tasks, will be specified in the Task Authorization to assist the contracted resources make appropriate travel and living arrangements in relation to field support tasks.

Consequently, while the work sites will vary and too numerous to list, field support will include, but not be limited to, the following:

a. Field Service Representatives (FSR);

b. Mobile Repair Parties (MRP);

c. Technical Assistance Visits (TAV);

d. Test and Evaluation Teams, and

e. Integration Assistance Teams.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
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5.2. Canada Owned Resource Management and Controlled Goods Program

Canada will make available to the Contractor, Government Property, including GFE and GFI to be used in support of tasks inherent to this SOW. The GFI will include Commercial Off-the-Shelf (COTS) Software, Military Off-the-Shelf (MOTS) Software and Government Off-the-Shelf (GOTS) Software licenses, media, and associated documentation. Canada will define the GFI and GFE to be provided to the Contractor on a task-by-task basis.

The Contractor must manage Canada Owned Resources and foreign controlled goods entrusted to them in accordance with the business processes identified in DND controlled goods policies, and similarly, any foreign controlled goods (ITAR) in accordance with DND Policies and applicable foreign regulations.

The Contractor must prepare an annual Canada-Owned Resource Management report. The report must include, for each GFE and GFI identified, its status, location and current use.

The following information, materials, and assistance will be provided to contracted resources, if available and deemed necessary and appropriate by the TA:

a. All available data and documents for the provision of services under this SOW;

b. Consultation with the TA and other specialists, as arranged by the TA, and

c. Other information, data and assistance available and requested by contractor resources, subject to concurrence by the TA.

5.3 Training for Contracted Resources

Whenever training is available and deemed necessary and appropriate by the TA, Canada may provide said training to the contracted resources on an as-and-when requested basis. For example, to support unique DND computer systems/software, mandatory departmental training, or client change management initiatives, including, but not limited to, Defence Resource Information System (DRMIS); Records, Document and Information Management System (RDIMS); and Controlled Goods/Controlled Technology Access and Transfer (CTAT). Canada will pay for training, and working hours only, when all of the following conditions are met:

a. Training is not readily commercially available to the Contractor resources;

b. Training is offered by Canada;

c. Training is directly in support of the tasks resulting from Task Authorization, and

d. Training is authorized by the TA.

6.0 LIMITATIONS AND CONSTRAINTS

6.1 Language Requirements

All contracted resources must be fluent in English or bilingual, which means that they can communicate orally and in writing without any assistance and with minimal errors. All work, meetings, trials, demonstrations and deliverables related to this SOW must be conducted or provided in English.

6.2 Procedures and Information

In the performance of their Work, contracted resources must use applicable procedures and information, as specified in section 2 - Applicable Documents of this SOW, and as specified in Task Authorisation.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
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6.3 Business Hours

Due to access restrictions, contracted resources working in DND facilities must do so during regular business hours between 0700 and 1700 hours, Monday to Friday with the exception of statutory holidays observed by Canada as defined by the province of work.

6.4 Work Outside of Business Hours

For contracted resources required to work outside regular business hours because they may be tasked to do shift work or to provide field support as previously described, relevant details regarding work hours will be specified in Task Authorization.

6.5 On-Call/Call-Back Support.

Contracted resources may be required to be on-call or to provide call-back support to operations, exercises, tests, evaluations, TAVs, FSRs, MPRs and OT&Es. Details of such on-call / call-back support arrangements will be specified in Task Authorization.

6.6 Travel and Living Requirements

Contracted resources may be required to travel to locations within Canada and outside of Canada. This includes travel to operational theatres. Travel and accommodations are the responsibilities of the Contractor or as specified in the Task Authorization. All travel must be pre-authorized by the PA and identified on the Task Authorization.

6.7 Related LCSS Long Term Support Contracts

Some resources may be required to participate in the coordination events for LC4ISR integration, testing or deployment for the contracts listed below. The level of work or engagement with these contracts will be specified in the Task Authorization.

a. The Land C4ISR Engineering and Integration Support Contract (LEISC);

b. The Land C4ISR Transition Software Support Contract (LTSSC);

c. The Cyber Security and Engineering Support Contract (CSESC);

d. The Intelligence Surveillance Target Acquisition and Reconnaissance Support (ISTAR) Contract, and

e. The Future Land C4ISR long term sustainment contracts (to replace the above-noted contracts).

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

APPENDIX A TO ANNEX A

TASKING ASSESSMENT PROCEDURE

1. Where a requirement for a specific task is identified, a draft Task Authorization Form as attached at Appendix B to Annex A will be provided to the Contractor. Once a draft Task Authorization Form is received, the Contractor must submit to the DND Procurement Representative a quotation of rates to supply the requested Resource Categories based on the information identified in the Task Authorization Form, as well as its corresponding proposed resource(s). The quotation must be signed and submitted to Canada within the time for response identified in the Task Authorization Form. The Contractor will be given a minimum of two 2 working days (or any longer time period specified in the draft Task Authorization) turnaround time to submit a quotation.

2. With each quotation the Contractor must propose the required number of resources and for each proposed resource the Contractor must supply a resume, the requested security clearance information and must complete the Response Tables at Appendix C of Annex A applicable to the Resource Categories identified in the draft Task Authorization. The same individual must not be proposed for more than one Resource Category. The resumes must demonstrate that each proposed individual meets the qualification requirements described (including any educational requirements, work experience requirements, and professional designation or membership requirements), With respect to the proposed resources:

(i) Proposed resources may be employees of the Contractor or employees of a subcontractor, or these individuals may be independent contractors to whom the Contractor would subcontract a portion of the Work. (Refer to Appendix D to Annex A, Certifications).

(ii) For educational requirements for a particular degree, designation or certificate, Canada will only consider educational programmes that were successfully completed by the resource before the date the draft Task Authorization was first issued to the Contractor.

(iii) For requirements relating to professional designation or membership, the resource must have the required designation or membership by the time of draft Task Authorization issuance and must continue, where applicable, to be a member in good standing of the profession or membership throughout the assessment period and Contract Period. Where the designation or membership must be demonstrated through a certification, diploma or degree, such document must be current, valid and issued by the entity specified in this Contract or if the entity is not specified, the issuer must have been an accredited or otherwise recognized body, institution or entity at the time the document was issued.

(iv) For work experience, Canada will not consider experience gained as part of an educational programme, except for experience gained through a formal co-operative programme at a post¬ secondary institution.

(v) For any requirements that specify a particular time period (e.g., 2 years) of work experience, Canada will disregard any information about experience if the resume does not include the relevant dates (month and year) for the experience claimed (i.e., the start date and end date). Canada will evaluate only the duration that the resource actually worked on a project or projects (from his or her start date to end date), instead of the overall start and end date of a project or a combination of projects in which a resource has participated.

(vi) A résumé must not simply indicate the title of the individual's position, but must demonstrate that the resource has the required work experience by explaining the responsibilities and work performed by the individual while in that position. Only listing experience without providing any supporting data to describe responsibilities, duties and relevance to the requirement, or reusing the same wording as the Task Authorization Form, will not be considered "demonstrated" for the purposes of the assessment. The Contractor should provide complete details as to where, when, month and year, and how, through which activities/responsibilities, the stated qualifications / experience were obtained. In situations in which a proposed resource worked at the same time on more than one project, the duration of any overlapping time period will be counted only once toward any requirements that relate to the individual's length of experience.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
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3. The qualifications and experience of the proposed resources will be assessed against the requirements set out in Appendix C to Annex A to determine each proposed resource's compliance with the mandatory and rated criteria. Canada may request proof of successful completion of formal training, as well as reference information. Canada may conduct reference checks to verify the accuracy of the information provided. If reference checks are done, they will be conducted in writing by e-mail (unless the contact at the reference is only available by telephone). Canada will not assess any points or consider a mandatory criterion met unless the response is received within 5 working days. On the third working day after sending out the e-mails, if Canada has not received a response, Canada will notify the Contractor by e- mail, to allow the Contractor to contact its reference directly to ensure that it responds to Canada within 5 working days. Wherever information provided by a reference differs from the information supplied by the Contractor, the information supplied by the reference will be the information assessed. Points will not be allocated or a mandatory criteria considered as met if the reference customer is not a customer of the Contractor itself (for example, the customer cannot be the customer of an affiliate of the Contractor). Nor will points be allocated or a mandatory criteria considered as met if the customer is itself an affiliate or other entity that does not deal at arm's length with the Contractor. Crown references will be accepted.

4. During the assessment of the resources proposed, should the references for two or more resources required under that Task Authorization either be unavailable or fail to substantiate the required qualifications of the proposed resources to perform the required services, the Contractor's quotation may be found to be non-responsive.

5. Only quotations that meet all of the mandatory criteria will be considered for assessment of the point rated criteria. Each resource proposed must attain the required minimum score for the point rated criteria for the applicable Resource Category. If the minimum score for any proposed resource is less than what is required, the Contractor's quotation will be found to be non-responsive.

6. Once the quotation has been accepted by the Technical Authority, the Task Authorization Form will be signed by Canada and provided to the Contractor. The Task Authorization Form must be appropriately signed by Canada prior to commencement of any work. The Contractor must not commence work until a validly issued Task Authorization Form has been received, and any work performed in its absence is done at the Contractor's own risk.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

APPENDIX B TO ANNEX A
TASK AUTHORIZATION FORM

All invoices/progress claims must show the referenced Contract and Task numbers. Toutes les factures doivent indiquer les numéros du contrat et de la tâche.	Contract no. - No du contrat Task no. - No de la tâche

Amendment no. - No de la modification	Increase/Decrease - Augmentation/Réduction	Previous value - Valeur précédente

To - À	**TO THE CONTRACTOR** You are requested to supply the following services in accordance with the terms of the above referenced Contract. Only services included in the Contract can be supplied against this task. Please advise the undersigned if the completion date cannot be met. Invoices/progress claims shall be prepared in accordance with the instructions set out in the contract.
Delivery location - Expédiez à	À L'ENTREPRENEUR Vous êtes prié de fournir les services suivants en conformité des termes du contrat mentionné ci-dessus. Seules les services mentionnés dans le contrat doivent être fournis à l'appui de cette demande. Prière d'aviser le signataire si la livraison ne peut se faire dans les délais prescrits. Les factures doivent être établies selon les instructions énoncées dans le contrat.
Delivery/Completion date - Date de livraison/d'achèvement From - De : To - À :	Date for the Department of National Defence pour le ministère de la Défence nationale

Contract item no. No d'article du contrat	Services	Cost Prix
	Applicable Taxes **Taxes applicables**	
	Total	

APPLICABLE ONLY TO PWGSC CONTRACTS: The Contracting Authority signature is required when the total value of the DND 626 exceeds the threshold specified in the Contract.

NE S'APPLIQUE QU'AUX CONTRATS DE TPSGC : La signature de l'autorité contractante est requise lorsque la valeur totale du formulaire DND 626 est supérieure au seuil précisé dans le contrat.

for the Department of Public Works and Government Services
pour le ministère des Travaux publics et services gouvernementaux

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
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APPENDIX C TO ANNEX A
RESOURCES ASSESSMENT CRITERIA AND RESPONSE TABLE

To facilitate resource assessment, Contractors must prepare and submit a response to a draft Task Authorization using the tables provided in this Annex. When completing the resource grids, the specific information which demonstrates the requested criteria and reference to the page number of the resume should be incorporated so that Canada can verify this information. The tables should not contain all the project information from the resume. Only the specific answer should be provided.

1.0 DSEF SERVICE MANAGER

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Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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2.0 STREAM 1- DSEF SOFTWARE ENGINEERING & DEVELOPMENT ENVIRONMENTS SUPPORT SERVICES

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
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Identify which assessment criteria are being claimed.	8	Minimum of 72 months of demonstrated experience within the last 96 months in a minimum of 4 of this assessment area's criteria.
				6	Minimum of 48 months of demonstrated experience within the last 72 months in a minimum of 4 of this assessment area's criteria.
Defence System Project Experience			5 **Mandatory for Senior**		Minimum of 60 months of demonstrated experience as a Network Engineer on Military Command and Control Software systems.
Writing			Select only one score.	2	Minimum of 96 months of demonstrated experience within the last 120 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering (i.e. System, software, computer, communication, security, or simulation) experience.
				1	Minimum of 72 months of demonstrated experience within the last 96 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
			Mandatory		Minimum of 48 months of demonstrated experience within the last 72 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
Communications	Assessment Area Criteria (5)			A.	Communicating network technology frameworks/strategies to management and technical staff.
				B.	Communicating network engineering direction for projects or systems.
				C.	Providing advice, guidance and recommendations on technical issues to support the decision-making of senior management.
				D.	Leading teams in the development of network systems, frameworks or strategies.
				E.	Performing strategic, operational or tactical planning for projects or systems to meet corporate strategy.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
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Select only one score.	5	Minimum of 96 months of demonstrated experience in each of this assessment area's criteria.
				2	Minimum of 72 months of demonstrated experience in each of at least 4 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.		**Mandatory for Senior, must include criteria C and D for senior.**
				1	Minimum of 48 months of demonstrated experience in each of at least 3 of this assessment area's criteria. **Mandatory for Intermediate.**
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			19 to 24	**Senior**	
			16 to 18	**Intermediate**	
			11 to 15	**Junior**	
			Below 11	**Does not meet minimum required score**	

Resource Category: Network Administrator (Net Adm)					
Name:	(Name of resource under consideration here)				
	Proposed Self-Score	Evaluator Score	Points available		
	(Mark each box Met/Not Met or with numerical score)				
Education			2		Proof of STEM (Science, Technology, Engineering, or Math) Bachelor's degree in network, software, computer, systems, electrical, or a suitable engineering or technical field required to support Land C4ISR.
			1		Proof of STEM diploma (2 year minimum) in networking, software, computer, systems, electrical, or a suitable engineering or technical field required to support Land C4ISR.
Domain Experience	Assessment Area Criteria (11)			A.	Planning, installing, managing and implementing network architectures;
				B.	Windows 2003 Server or higher system administration;
				C.	Managing TCP/IP, Network file system, and name servers;
				D.	Microsoft Exchange Server administration;
				E.	SQL Server Administration;

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
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F.	SMS Server Administration;
				G.	Preparing and implementing network policies and procedures;
				H.	Managing network personnel and Networking security;
				I.	Managing Internet services (e.g. web servers, ftp servers, etc.);
				J.	Gateway, bridge and router management; and
				K.	Management and security of systems connected to the Internet.
			Select only one score.	10	Minimum of 12 months of demonstrated experience within the last 120 months in all this assessment area's criteria.
				8	Minimum of 12 months of demonstrated experience within the last 96 months in a minimum of 9 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	6	Minimum of 12 months of demonstrated experience within the last 96 months in a minimum of 7 of this assessment area's criteria.
Defence System Project Experience			5 **Mandatory for Senior**		Minimum of 60 months of demonstrated experience as a Network Administrator on Military Command and Control systems.
Writing			Select only one score.	2	Minimum of 48 months of demonstrated experience within the last 120 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering (i.e. System, software, computer, communication, security, or simulation) experience.
				1	Minimum of 24 months of demonstrated experience within the last 96 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
			Mandatory		Minimum of 12 months of demonstrated experience within the last 72 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
Communications	Assessment Area Criteria (3)			A.	Drafting and developing presentations and briefings regarding network status and issues to management;

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
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Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
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B.	Providing advice, guidance and recommendations on technical issues to support the decision-making of management;
				C.	Participate in multidisciplinary teams in the development and support of IT tactical systems or multi-site Enterprise Networks.
			Select only one score.	5	Minimum of 48 months of demonstrated experience in each of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	2	Minimum of 24 months of demonstrated experience in each of at least two of this assessment area's criteria. **Mandatory for Senior, must include criteria C .**
				1	Minimum of 12 months of demonstrated experience in each of at least two of this assessment area's criteria. **Mandatory for Intermediate.**
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			19 to 24	**Senior**	
			16 to 18	**Intermediate**	
			11 to 15	**Junior**	
			Below 11	**Does not meet minimum required score**	

Resource Category: Services & Applications Architect (S&A Arch)				
Name:	(Name of resource under consideration here)			
	Proposed Self-Score (Mark each box Met/Not Met or with numerical score)	Evaluator Score	Points available	
Education			2	Proof of STEM (Science, Technology, Engineering, or Math) Master's degree in network, software, computer, systems, electrical, or a suitable engineering or technical field required to support Land C4ISR.
			1 **Mandatory**	Proof of STEM (Science, Technology, Engineering, or Math) Bachelor's degree in network, software, computer, systems, electrical, or a suitable engineering or technical field required to support Land C4ISR.

Page 71of 131

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Professional Qualification			1	Must possess a valid Professional Engineer License within Canada.
Domain Experience	Assessment Area Criteria (4)		A.	Developing business information architecture in one or more of the following areas: 1. Enterprise level architecture for information systems; 2. System requirements gathering for complex systems; 3. System level architecture for command and control communication and information systems within a distributed platform environment; 4. System level architecture for command and control communication and information system, within a Client/Server environment; 5. System level architecture for Military information systems; and/or 6. Data architecture definition and implementation for C4ISR systems or similar systems.
			B.	Analyzing, designing and/or implementing solutions in one or more of the following areas: 1. Command and control communication and information systems with in a distributed platform environment; 2. Command and control communication and information systems within a client/server environment; 3. Military information systems; 4. Joint or Allied information system Interoperability solutions using NATO Standardization Agreements; and 5. System management solutions (applications, tools and processes) for communication & information systems.
			C.	Demonstrated experience in system integration, verification and validation, for hardware and software components (COTS and/or custom developed) in new or existing systems, in one of the following areas: 1. Command and control communication and information systems within a distributed platform environment; 2. Command and control communication and information systems within a client/server environment; 3. Military information systems;

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Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

1	Minimum of 72 months of demonstrated experience within the last 96 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
			Mandatory		Minimum of 48 months of demonstrated experience within the last 72 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
Communications	Assessment Area Criteria (5)			A.	Communicating information technology frameworks/strategies to management and technical staff.
				B.	Communicating system engineering direction for projects or systems.
				C.	Providing advice, guidance and recommendations on technical issues to support the decision-making of senior management.
				D.	Leading multidisciplinary teams in the development of IT tactical systems, frameworks or strategies.
				E.	Performing strategic, operational or tactical planning for projects or systems to meet corporate strategy.
			Select only one score.	5	Minimum of 96 months of demonstrated experience in each of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	2	Minimum of 72 months of demonstrated experience in each of at least four of this assessment area's criteria.
					Mandatory for Senior, must include criteria C and D.
				1	Minimum of 48 months of demonstrated experience in each of at least three of this assessment area's criteria.
					Mandatory for Intermediate.
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			19 to 24		**Senior**
			16 to 18		**Intermediate**
			11 to 15		**Junior**
			Below 11		**Does not meet minimum required score**

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

3.0 STREAM 2 - DSEF SOFTWARE PRODUCTS ENGINEERING & DEVELOPMENT SUPPORT SERVICES

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

F.	Demonstrated experience in product schedule management for products in excess of $1M per year expenditure.
				G.	Demonstrated experience in product risk management for products in excess of $1M per year expenditure.
				H.	Demonstrated experience in product management in the field of Firepower, ISR, C4ISR, or Modelling and Simulation
				I.	Drafting correspondence and making recommendations on the acceptance or rejection of deliverables.
				J.	Preparing Contract Deliverable Requirements Lists (CDRLs) and Data Item Descriptions (DIDs).
			Select only one score. Identify which assessment criteria are being claimed.	8	Minimum of 84 months of demonstrated experience within the last 120 months in each of this assessment area's criteria. **Mandatory for Senior.**
				6	Minimum of 60 months of demonstrated experience within the last 108 months in at least 8 of this assessment area's criteria.
				4	Minimum of 48 months of demonstrated experience in the last 96 months in at least 7 of this assessment area's criteria.
			Mandatory		Minimum of 36 months of demonstrated experience within the last 84 months in at least 6 of this assessment area's criteria.
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			11 to 14		**Senior**
			7 to 10		**Intermediate**
			Below 7		**Does not meet minimum required score**

Resource Category: Software Architect (SW Arch)				
Name:	(Name of resource under consideration here)			
	Proposed Self-Score	Evaluator Score	Points available	
	(Mark each box Met/Not Met or with numerical score)			
Education			2	Proof of Masters of Engineering in software, computer, systems, electrical, or a suitable engineering or technical field required to support Land C4ISR.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

1 **Mandatory**		Proof of Engineering Bachelor's degree in software, computer, systems, electrical, or a suitable engineering or technical field required to support Land C4ISR.
Professional Qualification			1		Proof of valid Professional Engineer License within Canada.
Domain Experience	Assessment Area Criteria (9)			A.	Client /Server architecture and related technologies.
				B.	Analyzing, Designing and Implementing software architectures.
				C.	Communication engineering and systems security (Hardware, software and network), including cryptographic key, devices, hardware, firmware or software that embodies or describes cryptographic logic)
				D.	Experience on Real-Time Systems, Distributed Systems, Embedded systems or Mission critical systems
				E.	Data architecture definition, framework and implementation for military systems.
				F.	Software Integration: hardware and software, (COTS and/or custom developed) components into new or existing systems.
				G.	Employing computer modelling and simulation tool to complete software performance studies or development.
				H.	Demonstrated experience in the field of Firepower, ISR, C4ISR, or Modelling and Simulation application development.
				I.	Software life-cycle management.
			Select only one score. Identify which assessment criteria are being claimed.	10	Minimum of 180 months of demonstrated experience in the last 204 months in Software Architect in a minimum of 4 of this assessment area's criteria. **Mandatory for senior.**
				8	Minimum of 120 months of demonstrated experience in the last 144 months in Software Architect in a minimum of 4 of this assessment area's criteria. **Mandatory for intermediate.**
Defence System Project Experience			Select only one score.	5	Minimum of 120 months of demonstrated experience as a Software Architect on Military Command and Control Software Information systems. **Mandatory for Senior**
				3	Minimum of 60 months of demonstrated experience as a Software Architect on Military Command and Control Software Information systems.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Integrated Product Team (IPT)			Select only one score.	5	Minimum of 120 months of demonstrated experience as a Software Architect with in an IPT for an onsite client.
				3	Minimum of 60 months of demonstrated experience as a Software Architect with in an IPT for an onsite client.
Writing			Select only one score.	2	Minimum of 120 months of demonstrated experience within the last 144 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering (i.e. System, software, computer, communication, security, or simulation) experience.
				1 **Mandatory**	Minimum of 96 months of demonstrated experience within the last 120 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
Communications	Assessment Area Criteria (5)			A.	Communicating information technology frameworks/strategies to management and technical staff.
				B.	Communicating software engineering direction for projects or systems.
				C.	Providing advice, guidance and recommendations on technical issues to support the decision-making of senior management.
				D.	Leading multidisciplinary teams in the development of software applications, frameworks or strategies.
				E.	Performing strategic, operational or tactical planning for projects or systems to meet corporate strategy.
			Select only one score.	5	Minimum of 180 months of demonstrated experience in each of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	2	Minimum of 120 months of demonstrated experience in each of at least four of this assessment area's criteria.
					Mandatory for Senior, must include criteria C and D .
				1	Minimum of 96 months of demonstrated experience in each of at least three of this assessment area's criteria. **Mandatory for Intermediate.**

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Final Scoring	Self-Score Total	Evaluator Total	Scoring range by level for this Labour Category	
			22 to 30	**Senior**
			16 to 21	**Intermediate**
			Below 16	**Does not meet minimum required score**

Resource Category: Software Product & Innovation Engineer (SW P&I Eng)				
Name:	(Name of resource under consideration here)			
	Proposed Self-Score	Evaluator Score	Points available	
	(Mark each box Met/Not Met or with numerical score)			
Education			2	Proof of Masters of Engineering in software, computer, systems, electrical, or a suitable engineering or technical field required to support Land C4ISR.
			1 **Mandatory**	Proof of Engineering Bachelor's degree in software, computer, systems, electrical, or a suitable engineering or technical field required to support Land C4ISR.
Professional Qualification			1	Project Management Professional (PMP) Certification
Domain Experience	Assessment Area Criteria (9)		A.	Lead the technical vision for software products and capabilities.
			B.	Develop technical architectures, frameworks and strategies to meet software or system requirements.
			C.	Analyze, design and implement software produced systems and architectures.
			D.	Design, develop and assess technical solutions to address complex product issues.
			E.	Data architecture development, definition, framework and implementation for software products & information systems.
			F.	Software Integration: hardware and software, (COTS and/or custom developed) components into new or existing systems.
			G.	Recommend options for resolving software or product system and design issues.
			H.	Demonstrated experience in the field of Firepower, ISR, C4ISR, or Modelling and Simulation application development.
			I.	Software life-cycle management.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Select only one score. Identify which assessment criteria are being claimed.	10	Minimum of 180 months of demonstrated experience in the last 204 months in Software Architect in a minimum of 7 of this assessment area's criteria. **Mandatory for senior.**
				6	Minimum of 120 months of demonstrated experience in the last 144 months in Software Architect in a minimum of 4 of this assessment area's criteria. **Mandatory for intermediate.**
Defence System Project Experience			Select only one score.	5 **Mandatory for Senior**	Minimum of 120 months of demonstrated experience as a Software Architect on Military Command and Control Software Information Products.
				3	Minimum of 60 months of demonstrated experience as a Software Architect on Military Command and Control Software Information Products.
Writing			Select only one score.	2	Minimum of 120 months of demonstrated experience within the last 144 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering (i.e. System, software, computer, communication, security, or simulation) experience.
				1 **Mandatory**	Minimum of 96 months of demonstrated experience within the last 120 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
Communications	Assessment Area Criteria (5)			A.	Communicating information technology frameworks/strategies to management and technical staff.
				B.	Communicating software engineering direction for projects or systems.
				C.	Providing advice, guidance and recommendations on technical issues to support the decision-making of senior management.
				D.	Leading multidisciplinary teams in the development of software applications, frameworks or strategies.
				E.	Performing strategic, operational or tactical planning for projects or systems to meet corporate strategy.
			Select only one score.	5	Minimum of 180 months of demonstrated experience in each of this assessment area's criteria.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Identify which assessment criteria are being claimed.	2	Minimum of 120 months of demonstrated experience in each of at least four of this assessment area's criteria. **Mandatory for Senior, must include criteria C and D.**
				1	Minimum of 96 months of demonstrated experience in each of at least three of this assessment area's criteria. **Mandatory for Intermediate.**
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			21 to 25		**Senior**
			16 to 20		**Intermediate**
			12 to 16		**Junior**
			Below 12		**Does not meet minimum required score**

Resource Category: Software Security Specialist (SW Sec Spec)					
Name:	(Name of resource under consideration here)				
	Proposed Self-Score	Evaluator Score	Points available		
	(Mark each box Met/Not Met or with numerical score)				
Education			2		Proof of Engineering Bachelor's degree in software, computer, systems, electrical, or a suitable engineering or technical field required to support Land C4ISR.
			1		Proof of College Diploma in Computer Technology; or a Bachelor of Science; or suitable engineering or technical field required to support Land C4ISR.
Professional Qualification			**Mandatory for Intermediate and Senior**		Proof of current industry recognized qualification in area of expertise.
Domain Experience	Assessment Area Criteria (7)			A.	Specialist in one or more of the following areas of security expertise: 1. communication and network security; 2. application / software product security; 3. identity and access management; 4. security assessment and testing; 5. security operation; and 6. software development security.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

B.	Demonstrated experience in reviewing, analyzing, and providing recommendation on security requirement to improve capability in area of expertise.
				C.	Demonstrated experience in drafting evaluation reports and recommendation of best course of action in area of expertise.
				D.	Demonstrated experience in conducting system security integration attestation in area of expertise.
				E.	Demonstrated experience in conducting detailed reviews to monitor, advise and report on progress and potential issues in area of expertise.
				F.	Demonstrated experience in maintaining build procedures and system management documentations in area of expertise.
				G.	Demonstrated experience in quickly resolving reported issues in area of expertise.
			Select only one score.	10	Minimum of 96 months of demonstrated experience within the last 120 months in security engineering in a minimum of 5 of this assessment area's criteria.
				8	Minimum of 72 months of demonstrated experience within the last 96 months in security engineering in a minimum of 4 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	6	Minimum of 48 months of demonstrated experience within the last 72 months in security engineering in a minimum of 3 of this assessment area's criteria.
Defence System Project Experience			5 **Mandatory for Senior**		Minimum of 60 months of demonstrated experience as a Security Specialist on Military Command and Control systems.
Writing			Select only one score.	2	Minimum of 96 months of demonstrated experience within the last 120 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering (i.e. System, software, computer, communication, security, or simulation) experience.
				1	Minimum of 72 months of demonstrated experience within the last 96 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Mandatory		Minimum of 48 months of demonstrated experience within the last 72 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
Communications	Assessment Area Criteria (5)			A.	Communicating information technology frameworks/strategies to management and technical staff.
				B.	Communicating system engineering direction for projects or systems.
				C.	Providing advice, guidance and recommendations on technical issues to support the decision-making of senior management.
				D.	Leading multidisciplinary teams in the development of IT tactical systems, frameworks or strategies.
				E.	Performing strategic, operational or tactical planning for projects or systems to meet corporate strategy.
			Select only one score.	5	Minimum of 96 months of demonstrated experience in each of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	2	Minimum of 72 months of demonstrated experience in each of at least four of this assessment area's criteria.
					Mandatory for Senior, must include criteria C and D.
				1	Minimum of 48 months of demonstrated experience in each of at least three of this assessment area's criteria. **Mandatory for Intermediate.**
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			18 to 24		**Senior**
			11 to 17		**Intermediate**
			6 to 10		**Junior**
			Below 6		**Does not meet minimum required score**

Resource Category: Software Specialist (SW Spec)	
Name:	(Name of resource under consideration here)

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Defence System Project Experience			Select only one score.	5	Minimum of 60 months of demonstrated experience as a Software Engineer on Military Command and Control Software systems. **Mandatory for Senior**
				4	Minimum of 48 months of demonstrated experience as a Software Engineer on Military Command and Control Software systems.
				3	Minimum of 36 months of demonstrated experience as a Software Engineer on Military Command and Control Software systems.
				2	Minimum of 24 months of demonstrated experience as a Software Engineer on Military Command and Control Software systems.
Integrated Product Team (IPT)			Select only one score.	4	Minimum of 60 months of demonstrated experience as a Software Specialist with in an IPT for an onsite client.
				3	Minimum of 48 months of demonstrated experience as a Software Specialist with in an IPT for an onsite client.
				2	Minimum of 36 months of demonstrated experience as a Software Specialist with in an IPT for an onsite client.
				1	Minimum of 24 months of demonstrated experience as a Software Specialist with in an IPT for an onsite client.
Writing			Select only one score.	2	Minimum of 120 months of demonstrated experience within the last 144 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering (i.e. System, software, computer, communication, security, or simulation) experience,
				1	Minimum of 96 months of demonstrated experience within the last 120 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
			Mandatory		Minimum of 72 months of demonstrated experience within the last 96 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

<table>
<tr><td colspan="6">Resource Category: Programmer (Prgm)</td></tr>
<tr><td>Name:</td><td colspan="5">(Name of resource under consideration here)</td></tr>
<tr><td rowspan="2"></td><td>Proposed Self-Score</td><td>Evaluator Score</td><td colspan="2" rowspan="2">Points available</td><td rowspan="2"></td></tr>
<tr><td colspan="2">(Mark each box Met/Not Met or with numerical score)</td></tr>
<tr><td rowspan="2">Education</td><td rowspan="2"></td><td rowspan="2"></td><td rowspan="2">Select only one score.</td><td>2</td><td>Proof of Demonstrated College Diploma in Engineering or Computer Technology; or a Bachelor of Science; or a suitable engineering or technical field required to support Land C4ISR.</td></tr>
<tr><td>1</td><td>Proof of University or Degree College Diploma in any discipline or technical field.</td></tr>
<tr><td rowspan="7">Technical Experience</td><td colspan="3" rowspan="4">Assessment Area Criteria (4)</td><td>A.</td><td>Using at least 1 of the following high-level languages (ADA (95, 05 or 2012, Java, C++, or C#).</td></tr>
<tr><td>B.</td><td>Using CASE tools (e.g. Rational Team Concert, JIRA).</td></tr>
<tr><td>C.</td><td>Using a client mandated Software Development process (e.g. Scaled Agile Framework (SAFe)).</td></tr>
<tr><td>D.</td><td>Performing object-oriented analysis and design.</td></tr>
<tr><td rowspan="3"></td><td rowspan="3"></td><td rowspan="3">Select only one score.

Identify which assessment criteria are being claimed.</td><td>8</td><td>Minimum of 96 months of demonstrated experience within the last 120 months in Programming in a minimum of 3 of this assessment area's criteria.</td></tr>
<tr><td>6</td><td>Minimum of 48 months of demonstrated experience within the last 72 months in Programming in a minimum of 3 of this assessment area's criteria.</td></tr>
<tr><td>4</td><td>Minimum of 12 months of demonstrated experience within the last 24 months in Programming in a minimum of 2 of this assessment area's criteria.</td></tr>
<tr><td rowspan="4">Integrated Product Team (IPT)</td><td rowspan="4"></td><td rowspan="4"></td><td rowspan="4">Select only one score.</td><td>4</td><td>Minimum of 48 months of demonstrated experience as a Programmer with in an IPT for an onsite client.</td></tr>
<tr><td>3</td><td>Minimum of 36 months of demonstrated experience as a Programmer with in an IPT for an onsite client.</td></tr>
<tr><td>2</td><td>Minimum of 24 months of demonstrated experience as a Programmer with in an IPT for an onsite client.</td></tr>
<tr><td>1</td><td>Minimum of 12 months of demonstrated experience as a Programmer with in an IPT for an onsite client.</td></tr>
</table>

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Defence System Project Experience			Select only one score.	5	Minimum of 60 months of demonstrated experience as a Software Engineer on Military Command and Control Software systems. **Mandatory for Senior**
				4	Minimum of 48 months of demonstrated experience as a Software Engineer on Military Command and Control Software systems.
				3	Minimum of 36 months of demonstrated experience as a Software Engineer on Military Command and Control Software systems.
				2	Minimum of 24 months of demonstrated experience as a Software Engineer on Military Command and Control Software systems.
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			14 to 19	**Senior**	
			8 to 13	**Intermediate**	
			1 to 7	**Junior**	
			Below 1	**Does not meet minimum required score**	

Resource Category: Life Cycle Applications Manager (LCAM)					
Name:	(Name of resource under consideration here)				
	Proposed Self-Score	Evaluator Score	Points available		
	(Mark each box Met/Not Met or with numerical score)				
Education			2		Proof of Bachelor of Science, Applied Science, Engineering or a suitable technical field required to support the Land C4ISR
			1		Proof of College Diploma in Electronics, Computer Technology or a relevant technical field; or Demonstrated Qualification Level 6B (QL6B) in a relevant technical field required to support LCSS and demonstrated minimum substantive rank of Warrant Officer in the Canadian Forces.
Domain Experience	Assessment Area Criteria (8)			A.	Experience using a recognized Process framework or using a LCMM Handbook.
				B.	Experience working on Enterprise Resource Planning (ERP) software (e.g. SAP) for equipment cataloguing.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

C.	Experience working on ERP for maintaining and developing checklists.
				D.	Experience working on ERP for coordinating equipment or software distribution.
				E.	Evaluating and providing solutions to deficiencies in Technical Failure Reports (TFR) and Unsatisfactory Condition Reports (UCR).
				F.	Analyzing Statements of Operational Requirements (SOR).
				G	Reviewing Technical Data Packages (TDP).
				H.	Planning and executing equipment or software demilitarization and disposal.
			Select only one score.	10	Minimum of 96 months of demonstrated experience within the last 120 months in a minimum of 6 of this assessment area's criteria.
				8	Minimum of 72 months of demonstrated experience within the last 96 months in a minimum of 6 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	6	Minimum of 48 months of demonstrated experience within the last 72 months in a minimum of 4 of this assessment area's criteria.
Defence System Project Experience			5 **Mandatory for Senior**		Minimum of 60 months of demonstrated experience as a LCMM or LCAM on Military Command and Control information systems.
Writing			Select only one score.	2	Minimum of 72 months of demonstrated experience within the last 96 months in the preparation of technical documents including requirements, specification, checklists, bulletins, reports, proposals, equipment and software disposal plans.
				1	Minimum of 48 months of demonstrated experience within the last 72 months in the preparation of technical documents including requirements, specification, checklists, bulletins, reports, proposals, equipment and software disposal plans.
			Mandatory		Minimum of 36 months of demonstrated experience within the last 60 months in the preparation of technical documents including requirements, specification, checklists, bulletins, reports, proposals, equipment and software disposal plans.
Communications	Assessment Area Criteria (3)			A.	Developing briefings notes and presentations to address technical and logistics issues pertaining to equipment or software applications.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

4.0 STREAM 3- DSEF INFORMATION MANAGEMENT / KNOWLEDGE MANAGEMENT (IM/KM) SERVICES

<table>
<tr><td colspan="6">Resource Category: Documentation, Training, and Innovation Manager (DTI Mgr)</td></tr>
<tr><td>Name:</td><td colspan="5">(Name of resource under consideration here)</td></tr>
<tr><td rowspan="2"></td><td>Proposed Self-Score</td><td>Evaluator Score</td><td colspan="2" rowspan="2">Points available</td><td rowspan="2"></td></tr>
<tr><td colspan="2">(Mark each box Met/Not Met
or with numerical score)</td></tr>
<tr><td rowspan="2">Education</td><td rowspan="2"></td><td rowspan="2"></td><td rowspan="2">Select only one score.</td><td>2</td><td>Proof of an Undergraduate level university degree in any discipline.</td></tr>
<tr><td>1</td><td>Proof of a College diploma.</td></tr>
<tr><td rowspan="10">Domain Experience</td><td colspan="3" rowspan="7">Assessment Area Criteria (7)</td><td>A.</td><td>Development of software training packages, imbedded software startup tutorials, and other autonomous or self-learning tools to assist users with familiarization and mastery of developed software products.</td></tr>
<tr><td>B.</td><td>Assessing training needs through surveys, interviews with employees, or consultations with managers or instructors.</td></tr>
<tr><td>C.</td><td>Designing and creating online learning modules and online course materials.</td></tr>
<tr><td>D.</td><td>Reviewing training materials from vendors and make recommendation on the suitability and fit-for-purpose, as well as any necessary tailoring for specific audiences.</td></tr>
<tr><td>E.</td><td>Monitor and evaluate training programs to ensure they are current and effective.</td></tr>
<tr><td>F.</td><td>Developing Initial Cadre Training and Train-the-trainer material and programs.</td></tr>
<tr><td>G.</td><td>Managing a team of product developers, training delivery specialists, and software manual controllers.</td></tr>
<tr><td rowspan="3"></td><td rowspan="3"></td><td rowspan="3">Select only one score.

Identify which assessment criteria are being claimed.</td><td>10</td><td>Minimum of 48 months of demonstrated experience within the last 84 months in at least 6 this assessment area's criteria.</td></tr>
<tr><td>8</td><td>Minimum of 36 months of demonstrated experience within the last 72 months in at least 4 of this assessment area's criteria.</td></tr>
<tr><td>6</td><td>Minimum of 24 months of demonstrated experience with in the last 60 months in at least 4 of this assessment area's criteria.</td></tr>
</table>

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Defence System Experience			3		Minimum of 36 months of demonstrated experience in Training Development for military audiences. **Mandatory for Senior**
Writing			2		Minimum of 48 months of demonstrated experience in the last 84 months in the design and creation of training documents and teaching support publications in the field of training or education.
			Mandatory		Minimum of 24 months of demonstrated experience in the last 84 months in the design and creation of training documents and teaching support publications in the field of training or education.
Training Delivery			2		Minimum of 24 months of demonstrated experience in the last 60 months in delivering training in a classroom environment to audiences of at least 8 people. **Mandatory for Senior**
Communications	Assessment Area Criteria (6)			A.	Providing advice, guidance and recommendations on training and course development and delivery to support the decision-making of management.
				B.	Assessing training needs through surveys, interviews with employees, or consultations with managers or instructors.
				C.	Designing and creating online learning modules and online course materials.
				D.	Reviewing training materials from vendors and make recommendation on the suitability and fit-for-purpose, as well as any necessary tailoring for specific audiences.
				E.	Monitor and evaluate training programs to ensure they are current and effective.
				F.	Developing Initial Cadre Training and Train-the-trainer material and programs.
			Select only one score. Identify which assessment criteria are being claimed.	8	Minimum of 48 months of demonstrated experience within the last 84 months in at least 5 this assessment area's criteria.
				6	Minimum of 36 months of demonstrated experience within the last 72 months in at least 4 of this assessment area's criteria.
				4	Minimum of 24 months of demonstrated experience with in the last 60 months in at least 4 of this assessment area's criteria.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Self-Score Total	Evaluator Total	Scoring range by level for this Labour Category	
Final Scoring			23 to 27	**Senior**
			16 to 22	**Intermediate**
			Below 16	**Does not meet minimum required score**

Resource Category: Software Manual Controller (SW Man Contr)					
Name:	(Name of resource under consideration here)				
	Proposed Self-Score (Mark each box Met/Not Met or with numerical score)	Evaluator Score	Points available		
Education			Select only one score.	2	Proof of an Undergraduate level university degree in any discipline.
				1	Proof of a College diploma.
Domain Experience	Assessment Area Criteria (4)			A.	Managing electronic repositories of software development manuals, testing documentation, and all other documentation related to software development.
				B.	Monitoring and reporting on documents under management including versions, document types, release registry, and archiving activities.
				C.	Performing audits, verification of documentation standardization and completeness, and reporting discrepancies to management.
				D.	Reviewing training materials from vendors and make recommendation on the suitability and fit-for-purpose, as well as any necessary tailoring for specific audiences.
			Select only one score.	10	Minimum of 48 months of demonstrated experience within the last 84 months in at least 3 this assessment area's criteria.
				8	Minimum of 36 months of demonstrated experience within the last 72 months in at least 3 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	6	Minimum of 24 months of demonstrated experience with in the last 60 months in at least 3 of this assessment area's criteria.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Resource Category: Software Training Product Developer (SW Trg Prod Dev)					
Name:	(Name of resource under consideration here)				
	Proposed Self-Score	Evaluator Score	Points available		
	(Mark each box Met/Not Met or with numerical score)				
Education			Select only one score.	2	Proof of an Undergraduate level university degree in any discipline.
				1	Proof of a College diploma.
Domain Experience	Assessment Area Criteria (7)			A.	Development of software training packages, imbedded software startup tutorials, and other autonomous or self-learning tools to assist users with familiarization and mastery of developed software products.
				B.	Assessing training needs through surveys, interviews with employees, or consultations with managers or instructors.
				C.	Planning, designing and developing professional quality, engaging and effective multimedia training materials, courseware and instructional/reference material for instructor-led classroom training, self-paced electronic learning (e-learning), virtual classroom training and web-based training modules, as well as embedded software training modules, tutorials, help files and job aids for business- or mission-critical software systems.
				D.	Reviewing training materials from vendors and make recommendation on the suitability and fit-for-purpose, as well as any necessary tailoring for specific audiences.
				E.	Developing Computer Based Training (CBT) and other non-classroom training mechanisms.
				F.	Developing Initial Cadre Training and Train-the-trainer material and programs.
				G.	Planning, designing and developing training and reference materials for delivery outside of conventional classroom environments, including self-paced student learning via learning management system or embedded training modules.
			Select only one score.	10	Minimum of 48 months of demonstrated experience within the last 84 months in at least 6 this assessment area's criteria.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Identify which assessment criteria are being claimed.	8	Minimum of 36 months of demonstrated experience within the last 72 months in at least 4 of this assessment area's criteria.
				6	Minimum of 24 months of demonstrated experience with in the last 60 months in at least 4 of this assessment area's criteria.
Defence System Experience			3		Minimum of 36 months of demonstrated experience in Training Development for military audiences. **Mandatory for Senior**
Writing			2		Minimum of 48 months of demonstrated experience in the last 84 months in the design and creation of training documents and teaching support publications in the field of training or education.
			Mandatory		Minimum of 24 months of demonstrated experience in the last 84 months in the design and creation of training documents and teaching support publications in the field of training or education.
Training Delivery			2		Minimum of 24 months of demonstrated experience in the last 60 months in developing or delivering training in a classroom environment to audiences of at least 8 people. **Mandatory for Senior**
Communications	Assessment Area Criteria (6)			A.	Providing advice, guidance and recommendations on training and course development and delivery to support the decision-making of management.
				B.	Assessing training needs through surveys, interviews with employees, or consultations with managers or instructors.
				C.	Designing and creating online learning modules and online course materials.
				D.	Reviewing training materials from vendors and make recommendation on the suitability and fit-for-purpose, as well as any necessary tailoring for specific audiences.
				E.	Monitoring training programs to ensure they are current and effective.
				F.	Developing Initial Cadre Training and Train-the-trainer material and programs.
			Select only one score.	8	Minimum of 48 months of demonstrated experience within the last 84 months in at least 5 this assessment area's criteria.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Identify which assessment criteria are being claimed.	6	Minimum of 36 months of demonstrated experience within the last 72 months in at least 4 of this assessment area's criteria.
				4	Minimum of 24 months of demonstrated experience with in the last 60 months in at least 4 of this assessment area's criteria.
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			23 to 27	**Senior**	
			16 to 22	**Intermediate**	
			10 to 15	**Junior**	
			Below 10	**Does not meet minimum required score**	

Resource Category: Software Training Delivery Specialist (SW Trg Del Spec)					
Name:	(Name of resource under consideration here)				
	Proposed Self-Score	Evaluator Score	Points available		
	(Mark each box Met/Not Met or with numerical score)				
Education			Select only one score.	2	Proof of an Undergraduate level university degree in any discipline.
				1	Proof of a College diploma.
Domain Experience	Assessment Area Criteria (7)			A.	Delivery of software training packages, imbedded software startup tutorials, and other autonomous or self-learning tools to assist users with familiarization and mastery of developed software products.
				B.	Assessing training needs through surveys, interviews with employees, or consultations with managers or instructors.
				C.	Delivering professional quality, engaging and effective multimedia training materials, courseware and instructional/reference material for instructor-led classroom training, self-paced electronic learning (e-learning), virtual classroom training and web-based training modules, as well as embedded software training modules, tutorials, help files and job aids for business- or mission-critical software systems.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

D.	Reviewing training materials from developers and vendors and make recommendation on the suitability and fit-for-purpose, as well as any necessary tailoring for specific audiences.
				E.	Delivering Computer Based Training (CBT) and other non-classroom training mechanisms.
				F.	Delivering Initial Cadre Training and Train-the-trainer material and programs.
				G.	Delivering training and reference materials for delivery outside of conventional classroom environments, including self-paced student learning via learning management system or embedded training modules.
			Select only one score.	10	Minimum of 48 months of demonstrated experience within the last 84 months in at least 6 this assessment area's criteria.
				8	Minimum of 36 months of demonstrated experience within the last 72 months in at least 4 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	6	Minimum of 24 months of demonstrated experience with in the last 60 months in at least 4 of this assessment area's criteria.
Defence System Experience			3		Minimum of 36 months of demonstrated experience in Training Delivery to military audiences. **Mandatory for Senior**
Writing			2		Minimum of 48 months of demonstrated experience in the last 84 months in the design, delivery and creation of training documents and teaching support publications in the field of training or education.
			Mandatory		Minimum of 24 months of demonstrated experience in the last 84 months in the design, delivery and creation of training documents and teaching support publications in the field of training or education.
Training Delivery			2		Minimum of 24 months of demonstrated experience in the last 60 months in delivering training in a classroom environment to audiences of at least 8 people. **Mandatory for Senior**
Communications	Assessment Area Criteria (6)			A.	Providing advice, guidance and recommendations on training and course development and delivery to support the decision-making of management.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

B.	Assessing training needs through surveys, interviews with employees, or consultations with managers or instructors.
				C.	Delivering online learning modules and online course materials.
				D.	Editing training materials from developers and vendors and making recommendation on the suitability and fit-for-purpose, as well as any necessary tailoring for specific audiences.
				E.	Reporting upon training programs to ensure they are current and effective.
				F.	Delivering Initial Cadre Training and Train-the-trainer material and programs.
			Select only one score.	8	Minimum of 48 months of demonstrated experience within the last 84 months in at least 5 this assessment area's criteria.
				6	Minimum of 36 months of demonstrated experience within the last 72 months in at least 4 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	4	Minimum of 24 months of demonstrated experience with in the last 60 months in at least 4 of this assessment area's criteria.
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			23 to 27	**Senior**	
			16 to 22	**Intermediate**	
			10 to 15	**Junior**	
			Below 10	**Does not meet minimum required score**	

Resource Category: Software Availability, Licensing, and Distribution (SALaD)				
Name:	(Name of resource under consideration here)			
	Proposed Self-Score (Mark each box Met/Not Met or with numerical score)	Evaluator Score	Points available	
Education			2	Proof of completion of a diploma or degree granting program in a technical field (e.g. computer technology, computer science, or similar).
			1	Proof of completion of at least two years of a diploma or degree granting program in a technical field (e.g. computer technology, computer science, or similar).

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Domain Experience	Assessment Area Criteria (6)			A.	Microsoft Office applications (Word, Excel, and PowerPoint).
				B.	Accessing and manipulating a database using an interface.
				C.	Familiarity with Linux/Unix operating systems.
				D.	Familiarity with software licensing models.
				E.	Experience rolling out software updates in a small to medium sized organization.
				F.	Cataloguing and tracking items of business interest within an organization
			Select only one score.	8	Minimum of 48 months of demonstrated experience within the last 96 months in a minimum of 4 of this assessment area's criteria.
				6	Minimum of 24 months of demonstrated experience within the last 60 months in a minimum of 4 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	4	Minimum of 12 months of demonstrated experience within the last 48 months in a minimum of 4 of this assessment area's criteria.
Defence System Project Experience			5 **Mandatory for Senior**		Minimum of 60 months of demonstrated experience within technical writing on technical engineering systems.
Writing			Select only one score.	2	Minimum of 24 months of demonstrated experience within the last 48 months in the preparation of business correspondence and reports in the field of Information Technology.
			Mandatory		Minimum of 12 months of demonstrated experience within the last 36 months in the preparation of business correspondence and reports in the field of Information Technology.
Communications	Assessment Area Criteria (2)			A.	Providing advice and/or guidance on the installation and configuration of computer software.
				B.	Experience providing verbal briefings / presentations on a technical topic.
			Select only one score.	2	Minimum of 24 months of demonstrated experience within the last 60 months in both of this area's criteria. **Mandatory for Senior.**
			Identify which assessment criteria are being claimed.	1	Minimum of 12 months of demonstrated experience within the last 36 months in a minimum of one of this area's criteria. **Mandatory for Intermediate.**

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category	
			15 to 19	**Senior**
			10 to 14	**Intermediate**
			5 to 9	**Junior**
			Below 5	**Does not meet minimum required score**

Resource Category: Database Integrator (DB Intgr)					
Name:	(Name of resource under consideration here)				
	Proposed Self-Score (Mark each box Met/Not Met or with numerical score)	Evaluator Score	Points available		
Education			2		Proof of university degree in Computer Science Technology, or Information Management; or suitable engineering or technical field required to support Land C4ISR.
			1		Proof of university degree or college diploma or suitable database work experience required to support Land C4ISR.
Domain Experience	Assessment Area Criteria (8)			A.	Data mapping for application systems.
				B.	Extract Transform Load process for data migration.
				C.	System Integration: hardware and software, (COTS and/or custom developed) components into new or existing systems.
				D.	Database architecture and system interfaces.
				E.	Information or data life-cycle management.
				F.	Experience in business process improvement and knowledge of business intelligence tool-sets.
				G.	Data analysis and problem solving expertise.
				H.	Database design.
			Select only one score.	10	Minimum of 48 months of demonstrated experience within the last 60 months in Database Integration in a minimum of 4 of this assessment area's criteria.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Identify which assessment criteria are being claimed.	8	Minimum of 24 months of demonstrated experience within the last 48 months in Database Integration in a minimum of 4 of this assessment area's criteria.
				6	Minimum of 12 months of demonstrated experience within the last 36 months in Database Integration in a minimum of 4 of this assessment area's criteria.
Writing			Select only one score.	2	Minimum of 48 months of demonstrated experience within the last 60 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering (i.e. System, data analysis, database, data mapping) experience.
				1	Minimum of 12 months of demonstrated experience within the last 48 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management, database or engineering.
			Mandatory for Senior		Minimum of 48 months of demonstrated experience within the last 72 months in the preparation of technical concept documents, system specifications, and technical proposals in the field of Information Technology / Information management or engineering.
Communications	Assessment Area Criteria (5)			A.	Communicating database mapping and/or data conversion process;
				B.	Ability to clearly communicate, in writing and orally.
				C.	Working with multidisciplinary teams in the development of IT systems.
				D.	Communicate information mapping and conversion procedure for application interaction and integrations.
				E.	Communicate information flow and application interaction and integrations.
			Select only one score.	5	Minimum of 48 months of demonstrated experience in each of this assessment area's criteria.
				2	Minimum of 24 months of demonstrated experience in each of at least 4 of this assessment area's criteria.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Identify which assessment criteria are being claimed.		**Mandatory for Senior, must include criteria C and D**
				1	Minimum of 12 months of demonstrated experience in each of at least 2 of this assessment area's criteria. **Mandatory for Intermediate.**
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			17 to 19		**Senior**
			13 to 16		**Intermediate**
			9 to 12		**Junior**
			Below 9		**Does not meet minimum required score**

Resource Category: Configuration Management Specialist (CMS)					
Name:	(Name of resource under consideration here)				
	Proposed Self-Score	Evaluator Score	Points available		
	(Mark each box Met/Not Met or with numerical score)				
Education			Select only one score.	3	Proof of an Undergraduate level university degree in Information Technology or Computer Science; or suitable engineering or technical field required to support Land C4ISR.
				2	Proof of a College diploma in Information Technology or Computer Science; or suitable engineering or technical field required to support Land C4ISR.
				1	Proof of an Undergraduate level university degree in any discipline.
Domain Experience	Assessment Area Criteria (9)			A.	Preparing configuration management plans and procedures.
				B.	Defining configuration management tools and techniques.
				C.	Defining configuration identification requirements.
				D.	Establishing and maintaining a configuration management control process.
				E.	Managing a configuration data management cell.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

5.0 STREAM 4 - DSEF SPECIALTY SOFTWARE APPLICATION QUALITY ASSURANCE AND QUALITY CONTROL SERVICES

Resource Category: Quality Assurance and Quality Control Manager (QAC Mgr)					
Name:	(Name of resource under consideration here)				
	Proposed Self-Score	Evaluator Score	Points available		
	(Mark each box Met/Not Met or with numerical score)				
Education			2		Proof of Master's degree in software, computer, systems, electrical engineering, computer science, information systems, or a suitable engineering or technical field required to support Land C4ISR.
			1		Proof of University degree in software, computer, systems, electrical engineering, computer science, information systems, or a suitable engineering or technical field required to support Land C4ISR.
Domain Experience	Assessment Area Criteria (6)			A.	Lead development and review quality assurance and control test plans, test scripts and test data.
				B.	Participate in functional and technical design reviews, perform integration/functional and system testing, and verify test results.
				C.	Identify, document and maintain registry of software defects.
				D.	Participate with other project resources to resolve defects.
				E.	Draft and develop software quality reports.
				F.	Perform regression testing of software applications.
			Select only one score.	10	Minimum of 96 months of demonstrated experience within the last 120 months in each of this assessment area's criteria.
				8	Minimum of 72 months of demonstrated experience within the last 96 months in a minimum of 5 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	6	Minimum of 48 months of demonstrated experience within the last 72 months in a minimum of 4 of this assessment area's criteria.
Defence System Project Experience			5		Minimum of 60 months of demonstrated experience on Military Command and Control Information Systems.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Mandatory for Senior
Writing			Select only one score.	2	Minimum of 96 months of demonstrated experience within the last 120 months in the preparation and drafting of test plans, test procedures and test report for various levels of testing including: unit, integration, regression, system level and user acceptance tests for software.
				1	Minimum of 72 months of demonstrated experience within the last 96 months in the preparation and drafting of test plans, test procedures and test report for various levels of testing including: unit, integration, regression, system level and user acceptance tests for software.
			Mandatory		Minimum of 48 months of demonstrated experience within the last 72 months in the preparation and drafting of test plans, test procedures and test report for various levels of testing including: unit, integration, regression, system level and user acceptance tests for software.
Communications	Assessment Area Criteria (3)			A.	Developing and providing presentations and briefings to Senior management to explain test strategies/plans and analysis of test results.
				B.	Providing advice, guidance and recommendations on technical issues to support the decision-making of senior management.
				C.	Leading teams in the execution of test plans and running test programs.
			Select only one score.	5	Minimum of 96 months of demonstrated experience in each of this assessment area's criteria.
				3	Minimum of 72 months of demonstrated experience in each of this assessment area's criteria. **Mandatory for Senior.**
			Identify which assessment criteria are being claimed.	1	Minimum of 48 months of demonstrated experience in each of this assessment area's criteria. **Mandatory for Intermediate.**
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			20 to 24		**Senior**
			10 to 19		**Intermediate**

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Below 10	**Does not meet minimum required score**

Resource Category: Quality Assurance Specialist (QA Spec)					
Name:	(Name of resource under consideration here)				
	Proposed Self-Score	Evaluator Score	Points available		
	(Mark each box Met/Not Met or with numerical score)				
Education			**2**		Proof of a diploma (min 2 years) from a recognized college or university in the sciences or engineering.
			1		Proof of a high-school diploma.
Domain Experience	Assessment Area Criteria (6)			A.	Execute or draft quality assurance and control test plans, test scripts and test data.
				B.	Participate in functional and technical design reviews, perform integration/functional and system testing, and verify test results.
				C.	Identify and document software defects.
				D.	Participate with other project resources to resolve defects.
				E.	Draft and develop software quality reports.
				F.	Perform regression testing of software applications.
			Select only one score.	10	Minimum of 72 months of demonstrated experience within the last 96 months in focus area testing in a minimum of 4 of this assessment area's criteria.
				8	Minimum of 48 months of demonstrated experience within the last 72 months in focus area testing in a minimum of 4 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	6	Minimum of 24 months of demonstrated experience within the last 48 months in focus area testing in a minimum of 3 of this assessment area's criteria.
Complex, embedded or critical systems Experience			5		Minimum of 48 months of demonstrated experience as a quality assurance technician / specialist on complex, embedded or critical systems. **Mandatory for Senior**
Writing			Select only one score.	2	Minimum of 72 months of demonstrated experience within the last 96 months in the preparation of technical definition studies, options analysis, technical test documents, and end user train the trainer material.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

1	Minimum of 48 months of demonstrated experience within the last 72 months in the preparation of technical definition studies, options analysis, technical test documents, and end user train the trainer material.
			Mandatory		Minimum of 24 months of demonstrated experience within the last 48 months in the preparation of technical definition studies, options analysis, technical test documents, and end user train the trainer material.
Communications	Assessment Area Criteria (4)			A.	Walkthrough quality assurance test plan, procedures, and test reports with user facing client.
				B.	Planning, coordinating, and executing one or multiple levels of quality assurance testing (product level, System, documentation).
				C.	Providing advice, guidance and recommendations on technical issues to support the decision-making of senior management.
				D.	Conduct focus area design, technical, and management reviews to monitor, advise, and report on progress and potential problems.
			Select only one score.	5	Minimum of 72 months of demonstrated experience in each of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	3	Minimum of 48 months of demonstrated experience in each of at least three of this assessment area's criteria. **Mandatory for Senior, must include criteria C and D.**
				1	Minimum of 24 months of demonstrated experience in each of at least two of this assessment area's criteria. **Mandatory for Intermediate.**
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			18 to 24		**Senior**
			10 to 17		**Intermediate**
			5 to 9		**Junior**
			Below 5		**Does not meet minimum required score**

Resource Category: Quality Control Specialist (QC Spec)	
Name:	(Name of resource under consideration here)

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Proposed Self-Score	Evaluator Score	Points available		
	(Mark each box Met/Not Met or with numerical score)				
Education			**2**		Proof of a diploma (min 2 years) from a recognized college or university in the sciences or engineering.
			1		Proof of a high-school diploma.
Domain Experience	Assessment Area Criteria (4)			A.	Monitor test plans, test scripts and record test data
				B.	Maintain registry of software defects, quality reports.
				C.	Identify and document software defects.
				D.	Participate with other project resources to resolve defects.
			Select only one score.	10	Minimum of 48 months of demonstrated experience within the last 72 months in focus area testing in a minimum of 3 of this assessment area's criteria.
				8	Minimum of 24 months of demonstrated experience within the last 36 months in focus area testing in a minimum of 3 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	6	Minimum of 12 months of demonstrated experience within the last 24 months in focus area testing in a minimum of 3 of this assessment area's criteria.
Complex, embedded or critical systems Experience			5 **Mandatory for Senior**		Minimum of 48 months of demonstrated experience as a quality assurance or control technician / specialist on complex, embedded or critical systems.
Writing			Select only one score.	2	Minimum of 72 months of demonstrated experience within the last 96 months in the preparation of technical definition studies, options analysis, technical test documents, and end user train the trainer material.
				1	Minimum of 48 months of demonstrated experience within the last 72 months in the preparation of technical definition studies, options analysis, technical test documents, and end user train the trainer material.
			Mandatory		Minimum of 24 months of demonstrated experience within the last 48 months in the preparation of technical definition studies, options analysis, technical test documents, and end user train the trainer material.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Communications	Assessment Area Criteria (4)			A.	Walkthrough quality assurance test plan, procedures, and test reports with user facing client.
				B.	Planning, coordinating, and executing one or multiple levels of quality assurance testing (product level, System, documentation).
				C.	Providing advice, guidance and recommendations on technical issues to support the decision-making of senior management.
				D.	Conduct focus area design, technical, and management reviews to monitor, advise, and report on progress and potential problems.
			Select only one score.	3	Minimum of 48 months of demonstrated experience in each of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	2	Minimum of 24 months of demonstrated experience in each of at least three of this assessment area's criteria. **Mandatory for Senior, must include criteria C and D.**
				1	Minimum of 12 months of demonstrated experience in each of at least two of this assessment area's criteria. **Mandatory for Intermediate.**
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			18 to 22		**Senior**
			10 to 17		**Intermediate**
			5 to 9		**Junior**
			Below 5		**Does not meet minimum required score**

Resource Category: Test Manager (Test Mgr)				
Name:	(Name of resource under consideration here)			
	Proposed Self-Score	Evaluator Score	Points available	
	(Mark each box Met/Not Met or with numerical score)

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Education			**2**		Proof of Master's degree in software, computer, systems, electrical engineering; or computer science; or a suitable engineering or technical field required to support Land C4ISR.
			1		Proof of College Diploma in Programming, Computer Technology; or a Bachelor of Science or engineering; or technical field required to support Land C4ISR.
Domain Experience	Assessment Area Criteria (6)			A.	Defining, developing and proposing test plans for various levels of testing including: unit, integration, regression, system level and user acceptance tests.
				B.	Organizing and scheduling software testing efforts.
				C.	Managing and executing software testing activities.
				D.	Validating software user manuals and software documentation.
				E.	Drafting and developing software test reports.
				F.	Verifying software security specifications and related technologies.
			Select only one score.	10	Minimum of 96 months of demonstrated experience within the last 120 months in each of this assessment area's criteria.
				8	Minimum of 72 months of demonstrated experience within the last 96 months in a minimum of 5 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	6	Minimum of 48 months of demonstrated experience within the last 72 months in a minimum of 4 of this assessment area's criteria.
Defence System Project Experience			5 **Mandatory for Senior**		Minimum of 60 months of demonstrated experience on Military Command and Control Information Systems.
Writing			Select only one score.	2	Minimum of 96 months of demonstrated experience within the last 120 months in the preparation and drafting of test plans, test procedures and test report for various levels of testing including: unit, integration, regression, system level and user acceptance tests for software.
				1	Minimum of 72 months of demonstrated experience within the last 96 months in the preparation and drafting of test plans, test procedures and test report for various levels of testing including: unit, integration, regression, system level and user acceptance tests for software.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Mandatory		Minimum of 48 months of demonstrated experience within the last 72 months in the preparation and drafting of test plans, test procedures and test report for various levels of testing including: unit, integration, regression, system level and user acceptance tests for software.
Communications	Assessment Area Criteria (3)			A.	Developing and providing presentations and briefings to Senior management to explain test strategies/plans and analysis of test results.
				B.	Providing advice, guidance and recommendations on technical issues to support the decision-making of senior management.
				C.	Leading teams in the execution of test plans and running test programs.
			Select only one score.	5	Minimum of 96 months of demonstrated experience in each of this assessment area's criteria.
				2	Minimum of 72 months of demonstrated experience in each of this assessment area's criteria. **Mandatory for Senior.**
			Identify which assessment criteria are being claimed.	1	Minimum of 48 months of demonstrated experience in each of this assessment area's criteria. **Mandatory for Intermediate.**
Final Scoring	**Self-Score Total**	**Evaluator Total**	Scoring range by level for this Labour Category		
			19 to 24		**Senior**
			10 to 18		**Intermediate**
			Below 10		**Does not meet minimum required score**

Resource Category: Test Technician (Test Tech)				
Name:	(Name of resource under consideration here)			
	Proposed Self-Score	Evaluator Score	Points available	
	(Mark each box Met/Not Met

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

or with numerical score)				
Education			2		Proof of a diploma (min 2 years) from a recognized college or university in the sciences or engineering.
			1		Proof of a high-school diploma.
Domain Experience	Assessment Area Criteria (6)			A.	Establish and maintain source and object code libraries for a multi-platform, multi-operating system environment
				B.	Establish focus area testing procedures for unit test, integration testing and regression testing with emphasis on automating the testing procedures.
				C.	Program and use automated software testing tools, network analysis and similar test equipment.
				D.	Monitor, assemble, improve and manipulate focus area products to ensure it is in no way defective.
				E.	Develop focus area test scenarios and test scripts using structured testing techniques.
				F.	Provide V&V services on focus area documentation delivered by OEMs.
			Select only one score.	10	Minimum of 72 months of demonstrated experience within the last 96 months in focus area testing in a minimum of 4 of this assessment area's criteria.
				8	Minimum of 48 months of demonstrated experience within the last 72 months in focus area testing in a minimum of 4 of this assessment area's criteria.
			Identify which assessment criteria are being claimed.	6	Minimum of 24 months of demonstrated experience within the last 48 months in focus area testing in a minimum of 3 of this assessment area's criteria.
Complex, embedded or critical systems Experience			5 **Mandatory for Senior**		Minimum of 60 months of demonstrated experience as a Test Technician on complex, embedded or critical systems.
Writing			Select only one score.	2	Minimum of 72 months of demonstrated experience within the last 96 months in the preparation of technical definition studies, options analysis, technical test documents, and end user train the trainer material.
				1	Minimum of 48 months of demonstrated experience within the last 72 months in the preparation of technical definition studies, options analysis, technical test documents, and end user train the trainer material.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

APPENDIX D TO ANNEX A

CERTIFICATIONS AT THE TASK AUTHORIZATION STAGE

The following Certifications are to be used, as applicable. If they apply, they must be signed and attached to the Contractor's quotation when it is submitted to Canada.

1. CERTIFICATION OF EDUCATION AND EXPERIENCE

The Contractor certifies that all the information provided in the resumes and supporting material proposed for completing the subject work, particularly the information pertaining to education, achievements, experience and work history, has been verified by the Contractor to be true and accurate. Furthermore, the Contractor warrants that every individual proposed by the Contractor for the requirement is capable of performing the Work described in the Task Authorization.

___________________________________________________	_____________________________
Print name of authorized individual & sign above	Date

2. CERTIFICATION OF AVAILABILITY OF PERSONNEL

The Contractor certifies that, should it be authorized to provide services under this Task Authorization, the persons proposed in the quotation will be available to commence performance of the work within a reasonable time from the date of issuance of the valid Task Authorization, or within the time specified in the Task Authorization Form, and will remain available to perform the work in relation to the fulfillment of the requirement.

___________________________________________________	_____________________________
Print name of authorized individual & sign above	Date

3. CERTIFICATION OF STATUS OF PERSONNEL

If the Contractor has proposed any individual who is not an employee of the Contractor, the Contractor certifies that it has permission from that individual to propose his/her services in relation to the Work to be performed under this Task Authorization and to submit his/her resume to Canada. At any time during the Contract Period the Contractor must, upon request from the Contracting Authority, provide the written confirmation, signed by the individual, of the permission that was given to the Contractor of his/her availability. Failure to comply with the request may result in a default under the Contract in accordance with the General Conditions.

___________________________________________________	_____________________________
Print name of authorized individual & sign above	Date

4. CERTIFICATION OF LANGUAGE

The Contractor certifies that the proposed resource(s) in response to this draft Task Authorization is/are fluent in English or Bilingual. The individual(s) proposed must be able to communicate orally and in writing in English or French without any assistance and with minimal errors.

___________________________________________________	_____________________________
Print name of authorized individual & sign above	Date

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

APPENDIX E TO ANNEX A
EMBEDDED CONTRACTOR LETTER OF ACKNOWLEDGMENT

Reference: Defence Administrative Orders and Directives (DAOD) Series 3003
 (http://www.forces.qc.ca/en/about-policies-standards-defence-admin-orders-directives/index.paqe)

Name of Person (Contractor): __________________________________________________________________

Name of Company:   _______________________________________________

DND Contract Number:	W8486-217807/001/IPS

You have been identified by the Canadian Department of National Defence (DND) as an "embedded contractor" with a need to examine, possess or transfer controlled goods and/or controlled technical data as defined in the DAOD 3003-0 regarding controlled goods. "Embedded contractors" are specifically identified individuals under contract to DND working, within a DND establishment.

In accordance with the DAOD 3003-1, Management, Security and Access Requirements Relating to Controlled Goods, "embedded contractors" are permitted to have access to controlled goods and/or controlled technical data on the same basis as DND personnel on the condition that certain criteria are met. Your initials are required next to each of the following items to confirm that you, as an individual, meet these criteria:

________(a) You, or your parent company, is registered, or exempt from registration, with the Controlled Goods Directorate at Public
                       Works and Government Services Canada (PWGSC -CGD);

(i) Company Name:                    ____________________________________________________

(ii) Registration No.:                   ____________________________________________________

(ill) Registration Expiry Date:      ____________________________________________________

________(b) You have a specific need to know; and

________(c) You maintain a Level II (Secret) clearance issued by the Government of Canada.

By receiving this permission to access controlled material within DND when such access is required, you are under an obligation to comply with all elements of the DAOD 3003-1 with respect to the handling and safeguarding of controlled goods. You are also required to complete all applicable training on controlled goods.

As an "embedded contractor" in DND, you are not permitted to disclose controlled goods or technical data to anyone other than authorized DND personnel who have a need to know and have a minimum SECRET level clearance. This includes other individuals who have been identified as embedded contractors. You MUST NOT disclose or transfer controlled goods including controlled technical data to any outside third parties, including the company employing you or contracting for your services, unless authorized by the CTAT Office.

Non-compliance with the terms of the DAOD 3003-1 and this letter may result in the denial to access controlled goods/technical data and/or may be considered a default under your current contract and may be subject to violations under the Defence Production Act (DPA).

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

By signing below, you acknowledge your obligations and responsibilities as an embedded contractor in DND with respect to controlled goods.

I, the undersigned, hereby agree to abide by the terms of this letter and the DAOD 3003.

Signature:

Name of Contractor (Print):

Date:

Name of DND/CAF Commanding Officer/ Manager (Print):

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

APPENDIX F TO ANNEX A
NON-DISCLOSURE AGREEMENT

I,________________________________, recognize that in the course of my work as an employee or subcontractor of_____________________________, I may be given access to information by or on behalf of Canada in connection with the Work, pursuant to Contract Serial No. W8486-217807/001/IPS between Her Majesty the Queen in right of Canada, represented by the Minister of Public Works and Government Services and ___________________________, including any information that is confidential or proprietary to third parties, and information conceived, developed or produced by the Contractor as part of the Work. For the purposes of this agreement, information includes but not limited to: any documents, instructions, guidelines, data, material, advice or any other information whether received orally, in printed form, recorded electronically, or otherwise and whether or not labeled as proprietary or sensitive, that is disclosed to a person or that a person becomes aware of during the performance of the Contract.

I agree that I will not reproduce, copy, use, divulge, release or disclose, in whole or in part, in whatever way or form any information described above to any person other than a person employed by Canada on a need to know basis. I undertake to safeguard the same and take all necessary and appropriate measures, including those set out in any written or oral instructions issued by Canada, to prevent the disclosure of or access to such information in contravention of this agreement.

I also acknowledge that any information provided to the Contractor by or on behalf of Canada must be used solely for the purpose of the Contract and must remain the property of Canada or a third party, as the case may be.

I agree that the obligation of this agreement will survive the completion of the Contract Serial No.:______________________.

_____________________________________	___________________
Signature of resource	Date (yy/mm/dd)
(include printed name)

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

 ANNEX B
BASIS OF PAYMENT

INITIAL CONTRACT PERIOD FOR 5 YEARS:

Work Stream	Resource Category	Level of Expertise	Firm Per Diem Rate Year 1	Firm Per Diem Rate Year 2	Firm Per Diem Rate Year 3	Firm Per Diem Rate Year 4	Firm Per Diem Rate Year 5
[***]

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

OPTION PERIODS:

For the provision of professional services after the Initial Contract Period, if Canada exercises its option to extend, the Firm Per Diem rates for each option period will be determined at the time of the option to be exercised, based on the following formula:

Firm Per Diem rates for the previous year	X	(1 + percentage change* in the Statistics Canada Average weekly earnings by industry, annual report, Table 14-10-0204-01 Professional, Scientific and Technical Services [54,541] labour category between the two calendar years preceding the option period to be determined

* the percentage change will be rounded to 5 decimals.

Example: option period one exercised in calendar year 2020:

(Average weekly earnings in 2019- Average weekly earnings in 2018)	= % increase or (% decrease)
Average weekly earnings in 2018

($1,439.18 - $1,385.53) / $1,385.53 = 0.0387216 = 3.87216%

Therefore, in this example, the rates for year five would be multiplied by 1.0387216 to arrive at the option period one Firm Per Diem rates.

In the event that the calculation of the formula above results in a “% decrease", the Firm Per Diem rate for the option period will be determined as follows:

Firm Per Diem rates for the previous year, multiplied by 1.000000.

Note: In order to ensure the Contractor does not benefit from a greater increase as a result of the calculated Firm Per Diem not being reduced even though the formula results in a % decrease, the calculated % increase for the next period will be reduced by the % decrease from the previous year.

For example: If the % decrease for option period one was calculated as -.0152345 and the % increase for the option period two is calculation as +.0345614, then the rates in option period one would be multiplied by 1 +(.0345614- .0152345) which equals 1.0193269.

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

ANNEX C
SECURITY REQUIREMENTS CHECK LIST

Government of Canada / Gouvernement du Canada

Contract Number / Numéro du contrat
W8486-217807
Security Classification / Classification de sécurité
Unclassified

SECURITY REQUIREMENTS CHECK LIST (SRCL)
LISTE DE VÉRIFICATION DES EXIGENCES RELATIVES À LA SÉCURITÉ (LVERS)

PART A - CONTRACT INFORMATION / PARTIE A - INFORMATION CONTRACTUELLE

1. Originating Government Department or Organization / Ministère ou organisme gouvernemental d'origine: DND

2. Branch or Directorate / Direction générale ou Direction: ADM(MAT)/DGLEPM/DLCSPM

3. a) Subcontract Number / Numéro du contrat de sous-traitance:

3. b) Name and Address of Subcontractor / Nom et adresse du sous-traitant:

4. Brief Description of Work / Brève description du travail

Directorate Land Command Support Program Management (DLCSPM) Software Engineering Facility (DSEF) Professional Services Contract

Question	No / Non	Yes / Oui
5. a) Will the supplier require access to Controlled Goods? Le fournisseur aura-t-il accès à des marchandises contrôlées?		✔
5. b) Will the supplier require access to unclassified military technical data subject to the provisions of the Technical Data Control Regulations? Le fournisseur aura-t-il accès à des données techniques militaires non classifiées qui sont assujetties aux dispositions du Règlement sur le contrôle des données techniques?		✔
6. Indicate the type of access required / Indiquer le type d'accès requis		
6. a) Will the supplier and its employees require access to PROTECTED and/or CLASSIFIED information or assets? Le fournisseur ainsi que les employés auront-ils accès à des renseignements ou à des biens PROTÉGÉS et/ou CLASSIFIÉS? (Specify the level of access using the chart in Question 7. c) (Préciser le niveau d'accès en utilisant le tableau qui se trouve à la question 7. c)		✔
6. b) Will the supplier and its employees (e.g. cleaners, maintenance personnel) require access to restricted access areas? No access to PROTECTED and/or CLASSIFIED information or assets is permitted. Le fournisseur et ses employés (p. ex. nettoyeurs, personnel d'entretien) auront-ils accès à des zones d'accès restreintes? L'accès à des renseignements ou à des biens PROTÉGÉS et/ou CLASSIFIÉS n'est pas autorisé.	✔	
6. c) Is this a commercial courier or delivery requirement with **no** overnight storage? S'agit-il d'un contrat de messagerie ou de livraison commerciale **sans** entreposage de nuit?	✔	

7. a) Indicate the type of information that the supplier will be required to access / Indiquer le type d'information auquel le fournisseur devra avoir accès

Canada	NATO / OTAN	Foreign / Étranger
✔	✔	

7. b) Release restrictions / Restrictions relatives à la diffusion

Canada		NATO / OTAN		Foreign / Étranger	
No release restrictions / Aucune restriction relative à la diffusion	✔	All NATO countries / Tous les pays de l'OTAN		No release restrictions / Aucune restriction relative à la diffusion	
Not releasable / À ne pas diffuser					
Restricted to: / Limité à :	✔	Restricted to: / Limité à :	✔	Restricted to: / Limité à :	
Specify country(ies): / Préciser le(s) pays : CAN/US		Specify country(ies): / Préciser le(s) pays : CAN/US		Specify country(ies): / Préciser le(s) pays :	

7. c) Level of information / Niveau d'information

Canada		NATO / OTAN		Foreign / Étranger	
PROTECTED A / PROTÉGÉ A	✔	NATO UNCLASSIFIED / NATO NON CLASSIFIÉ	✔	PROTECTED A / PROTÉGÉ A	
PROTECTED B / PROTÉGÉ B	✔	NATO RESTRICTED / NATO DIFFUSION RESTREINTE	✔	PROTECTED B / PROTÉGÉ B	
PROTECTED C / PROTÉGÉ C		NATO CONFIDENTIAL / NATO CONFIDENTIEL	✔	PROTECTED C / PROTÉGÉ C	
CONFIDENTIAL / CONFIDENTIEL	✔	NATO SECRET / NATO SECRET	✔	CONFIDENTIAL / CONFIDENTIEL	
SECRET / SECRET	✔	COSMIC TOP SECRET / COSMIC TRÈS SECRET		SECRET / SECRET	
TOP SECRET / TRÈS SECRET	✔			TOP SECRET / TRÈS SECRET	
TOP SECRET (SIGINT) / TRÈS SECRET (SIGINT)				TOP SECRET (SIGINT) / TRÈS SECRET (SIGINT)	

TBS/SCT 350-103(2004/12)

Security Classification / Classification de sécurité
Unclassified

Canada

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Government of Canada / Gouvernement du Canada

Contract Number / Numéro du contrat
W8486-217807

Security Classification / Classification de sécurité
Unclassified

PART A (continued) / PARTIE A (suite)

8. Will the supplier require access to PROTECTED and/or CLASSIFIED COMSEC information or assets?
Le fournisseur aura-t-il accès à des renseignements ou à des biens COMSEC désignés PROTÉGÉS et/ou CLASSIFIÉS?
No / Non ☐ Yes / Oui ✔
If Yes, indicate the level of sensitivity:
Dans l'affirmative, indiquer le niveau de sensibilité : Up to and including Top Secret

9. Will the supplier require access to extremely sensitive INFOSEC information or assets?
Le fournisseur aura-t-il accès à des renseignements ou à des biens INFOSEC de nature extrêmement délicate?
No / Non ✔ Yes / Oui ☐

Short Title(s) of material / Titre(s) abrégé(s) du matériel :
Document Number / Numéro du document :

PART B - PERSONNEL (SUPPLIER) / PARTIE B - PERSONNEL (FOURNISSEUR)

10. a) Personnel security screening level required / Niveau de contrôle de la sécurité du personnel requis

✔ RELIABILITY STATUS / COTE DE FIABILITÉ	☐ CONFIDENTIAL / CONFIDENTIEL	✔ SECRET / SECRET	✔ TOP SECRET / TRÈS SECRET
☐ TOP SECRET - SIGINT / TRÈS SECRET - SIGINT	☐ NATO CONFIDENTIAL / NATO CONFIDENTIEL	✔ NATO SECRET / NATO SECRET	☐ COSMIC TOP SECRET / COSMIC TRÈS SECRET
☐ SITE ACCESS / ACCÈS AUX EMPLACEMENTS			

Special comments:
Commentaires spéciaux : See Supplemental Security Classification Guide

NOTE: If multiple levels of screening are identified, a Security Classification Guide must be provided.
REMARQUE : Si plusieurs niveaux de contrôle de sécurité sont requis, un guide de classification de la sécurité doit être fourni.

10. b) May unscreened personnel be used for portions of the work?
Du personnel sans autorisation sécuritaire peut-il se voir confier des parties du travail?
No / Non ☐ Yes / Oui ✔
If Yes, will unscreened personnel be escorted?
Dans l'affirmative, le personnel en question sera-t-il escorté?
On DND premises, unscreened pers. may only access public/reception zones
No / Non ✔ Yes / Oui ☐

PART C - SAFEGUARDS (SUPPLIER) / PARTIE C - MESURES DE PROTECTION (FOURNISSEUR)

INFORMATION / ASSETS / RENSEIGNEMENTS / BIENS

11. a) Will the supplier be required to receive and store PROTECTED and/or CLASSIFIED information or assets on its site or premises?
Le fournisseur sera-t-il tenu de recevoir et d'entreposer sur place des renseignements ou des biens PROTÉGÉS et/ou CLASSIFIÉS?
No / Non ✔ Yes / Oui ☐

11. b) Will the supplier be required to safeguard COMSEC information or assets?
Le fournisseur sera-t-il tenu de protéger des renseignements ou des biens COMSEC?
No / Non ✔ Yes / Oui ☐

PRODUCTION

11. c) Will the production (manufacture, and/or repair and/or modification) of PROTECTED and/or CLASSIFIED material or equipment occur at the supplier's site or premises?
Les installations du fournisseur serviront-elles à la production (fabrication et/ou réparation et/ou modification) de matériel PROTÉGÉ et/ou CLASSIFIÉ?
No / Non ✔ Yes / Oui ☐

INFORMATION TECHNOLOGY (IT) MEDIA / SUPPORT RELATIF À LA TECHNOLOGIE DE L'INFORMATION (TI)

11. d) Will the supplier be required to use its IT systems to electronically process, produce or store PROTECTED and/or CLASSIFIED information or data?
Le fournisseur sera-t-il tenu d'utiliser ses propres systèmes informatiques pour traiter, produire ou stocker électroniquement des renseignements ou des données PROTÉGÉS et/ou CLASSIFIÉS?
No / Non ✔ Yes / Oui ☐

11. e) Will there be an electronic link between the supplier's IT systems and the government department or agency?
Disposera-t-on d'un lien électronique entre le système informatique du fournisseur et celui du ministère ou de l'agence gouvernementale?
No / Non ✔ Yes / Oui ☐

TBS/SCT 350-103(2004/12)

Security Classification / Classification de sécurité
Unclassified

Canada

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Government of Canada / Gouvernement du Canada

Contract Number / Numéro du contrat

W8486-217807

Security Classification / Classification de sécurité

Unclassified

PART C - (continued) / PARTIE C - (suite)

For users completing the form **manually** use the summary chart below to indicate the category(ies) and level(s) of safeguarding required at the supplier's site(s) or premises.
Les utilisateurs qui remplissent le formulaire **manuellement** doivent utiliser le tableau récapitulatif ci-dessous pour indiquer, pour chaque catégorie, les niveaux de sauvegarde requis aux installations du fournisseur.

For users completing the form **online** (via the Internet), the summary chart is automatically populated by your responses to previous questions.
Dans le cas des utilisateurs qui remplissent le formulaire **en ligne** (par Internet), les réponses aux questions précédentes sont automatiquement saisies dans le tableau récapitulatif.

SUMMARY CHART / TABLEAU RÉCAPITULATIF

Category Catégorie	PROTECTED PROTÉGÉ			CLASSIFIED CLASSIFIÉ			NATO				COMSEC					
	A	B	C	CONFIDENTIAL CONFIDENTIEL	SECRET	TOP SECRET TRÈS SECRET	NATO RESTRICTED NATO DIFFUSION RESTREINTE	NATO CONFIDENTIAL NATO CONFIDENTIEL	NATO SECRET	COSMIC TOP SECRET COSMIC TRÈS SECRET	PROTECTED PROTÉGÉ A	PROTECTED PROTÉGÉ B	PROTECTED PROTÉGÉ C	CONFIDENTIAL CONFIDENTIEL	SECRET	TOP SECRET TRÈS SECRET
Information / Assets Renseignements / Biens																
Production																
IT Media / Support TI																
IT Link / Lien électronique																

12. a) Is the description of the work contained within this SRCL PROTECTED and/or CLASSIFIED?
La description du travail visé par la présente LVERS est-elle de nature PROTÉGÉE et/ou CLASSIFIÉE?

✔ No / Non ☐ Yes / Oui

If Yes, classify this form by annotating the top and bottom in the area entitled "Security Classification".
Dans l'affirmative, classifier le présent formulaire en indiquant le niveau de sécurité dans la case intitulée « Classification de sécurité » au haut et au bas du formulaire.

12. b) Will the documentation attached to this SRCL be PROTECTED and/or CLASSIFIED?
La documentation associée à la présente LVERS sera-t-elle PROTÉGÉE et/ou CLASSIFIÉE?

✔ No / Non ☐ Yes / Oui

If Yes, classify this form by annotating the top and bottom in the area entitled "Security Classification" and indicate with attachments (e.g. SECRET with Attachments).
Dans l'affirmative, classifier le présent formulaire en indiquant le niveau de sécurité dans la case intitulée « Classification de sécurité » au haut et au bas du formulaire et indiquer qu'il y a des pièces jointes (p. ex. SECRET avec des pièces jointes).

TBS/SCT 350-103(2004/12)

Security Classification / Classification de sécurité

Unclassified

Canada

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807

APPENDIX A TO ANNEX C
SECURITY CLASSIFICATION GUIDE

Part A - Multiple Release Restrictions: Security Guide

To be completed in addition to SRCL question 7.b) when release restrictions are therein identified. Indicate to which levels of information release restrictions apply. Make note in the chart if a level of information bears multiple restrictions (e.g. a portion of the SECRET information bears the caveat Canadian Eyes Only while the remainder of the SECRET information has no release restrictions.)

Canadian Information

Citizenship Restriction	PROTECTED			CLASSIFIED			
	A	B	C	CONFIDENTIAL	SECRET	TOP SECRET	TOP SECRET (SIGINT)
No Release Restrictions	X	X					
Not Releasable							
Restricted to: CAN	X	X		X	X	X	
Permanent Residents Included*							

NATO Information

Citizenship Restriction	NATO UNCLASSIFIED	NATO RESTRICTED	NATO CONFIDENTIAL	NATO SECRET	COSMIC TOP SECRET
All NATO Countries	X	X			
Restricted to: CAN			X	X	
Permanent Residents Included*					

Foreign Information

Citizenship Restriction	PROTECTED			CLASSIFIED			
	A	B	C	CONFIDENTIAL	SECRET	TOP SECRET	TOP SECRET (SIGINT)
No Release Restrictions							
Restricted to : CAN							
Permanent Residents Included*							

COMSEC Information

Citizenship Restriction	PROTECTED			CLASSIFIED			
	A	B	C	CONFIDENTIAL	SECRET	TOP SECRET	TOP SECRET (SIGINT)
Not Releasable							
Restricted to: CAN					X	X	

***When release restrictions are indicated, specify if permanent residents are allowed to be included.**

Contract No. - N° de contrat	Amd. No- N° de la modif.	Buyer ID - Id de I'acheteur
W8486-217807/001/IPS		009IPS

Client Ref. No. - N° de ref. De client	File No. - N° du dossier	CCC No./ N° CCC-FMS No/ N° VME
W8486-217807	009IPS. W8486-217807